Appendix N

INDEPENDENT AUDITORS’ REPORT

English Translation of a Report Originally Issued in Korean

To the Shareholder and the Board of Directors of

Woori Bank

We have audited the accompanying consolidated financial statements of Woori Bank and its subsidiaries (the “Group”). The financial statements consist of the consolidated statements of financial position as of December 31, 2012 and December 31, 2011, respectively, and the related consolidated statements of comprehensive income, changes in equity and cash flows, all expressed in Korean won, for the years ended December 31, 2012 and 2011, respectively. The Group’s management is responsible for the preparation and fair presentation of the consolidated financial statements and our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the Republic of Korea. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Group as of December 31, 2012 and December 31, 2011, respectively, and the results of its operations and its cash flows for the years ended December 31, 2012 and 2011, respectively, in conformity with Korean International Financial Reporting Standards (“K-IFRS”).

Accounting principles and auditing standards and their application in practice vary among countries. The accompanying consolidated financial statements are not intended to present the financial position, results of operations and cash flows in accordance with accounting principles and practices generally accepted in countries other than the Republic of Korea. In addition, the procedures and practices utilized in the Republic of Korea to audit such financial statements may differ from those generally accepted and applied in other countries. Accordingly, this report and the accompanying consolidated financial statements are for use by those knowledgeable about Korean accounting procedures and auditing standards and their application in practice.

February 25, 2013

Notice to Readers

This report is effective as of February 25, 2013, the auditors’ report date. Certain subsequent events or circumstances may have occurred between this auditors’ report date and the time the report is read. Such events or circumstances could significantly affect the accompanying consolidated financial statements and may result in modifications to the auditors’ report.

WOORI BANK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

AS OF DECEMBER 31, 2012 AND DECEMBER 31, 2011

	Korean Won
	December 31, 2012		December 31, 2011
	(In millions)
ASSETS

Cash and cash equivalents (Note 6)	￦	4,593,150	￦	5,389,267
Financial assets at fair value through profit or loss (Notes 7,11 and 19)		9,855,553		11,317,845
Available-for-sale financial assets (Notes 8, 11 and 19)		14,484,530		14,670,607
Held-to-maturity financial assets (Notes 9, 11 and 19)		14,341,506		15,400,425
Loans and receivables (Notes 10, 11and 19)		200,049,106		191,909,032
Investments in associates (Note 13)		550,332		376,337
Investment properties (Note 14)		346,182		349,459
Premises and equipment, net (Note 15)		2,385,680		2,345,960
Intangible assets, net (Note 16)		108,920		147,387
Other assets (Note 17)		178,460		225,530
Current tax assets (Note 42)		1,882		2,393
Deferred tax assets (Note 42)		82,397		9,249
Derivative assets (Notes 11 and 26)		269,414		326,413
Assets held for sale (Note 18)		1,239		2,258

Total assets	￦	247,248,351	￦	242,472,162

LIABILITIES

Financial liabilities at fair value through profit or loss (Notes 11 and 20)	￦	3,468,696	￦	3,509,566
Deposits due to customers (Notes 11 and 21)		168,007,679		164,092,476
Borrowings (Notes 11 and 22)		17,445,898		19,174,642
Debentures (Notes 11 and 22)		17,841,978		19,811,813
Provisions (Notes 23 and 24)		645,378		607,612
Current tax liabilities (Note 42)		136,517		206,367
Other financial liabilities (Notes 11 and 25)		20,721,110		16,346,969
Other liabilities (Note 25)		383,677		444,549
Deferred tax liabilities (Note 42)		7,697		126,446
Derivative liabilities (Notes 11 and 26)		23,827		25,582

Total liabilities	￦	228,682,457	￦	224,346,022

(Continued)

WOORI BANK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

AS OF DECEMBER 31, 2012 AND DECEMBER 31, 2011 (CONTINUED)

	Korean Won
	December 31, 2012		December 31, 2011
	(In millions)
EQUITY

OWNER’S EQUITY:
Capital stock (Note 28)	￦	3,829,783	￦	3,829,783
Hybrid equity securities (Note 28)		1,681,807		1,681,807
Capital surplus (Note 28)		812,016		812,016
Other equity (Note 29)		130,643		538,385
Retained earnings (Note 30)
(Beginning balance of Regulatory reserve for credit loss as of December 31, 2012 is ￦1,123,866 million and amount estimated to be appropriated as of December 31, 2012 and December 31, 2011 were ￦259,055 million and ￦1,123,866 million, respectively) (Note 31)		12,104,034		11,256,207

		18,558,283		18,118,198

NON-CONTROLLING INTERESTS		7,611		7,942

Total equity		18,565,894		18,126,140

Total liabilities and equity	￦	247,248,351	￦	242,472,162

See accompanying notes to consolidated financial statements.

WOORI BANK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	Korean Won
	2012		2011
	(In millions, except for income per share amount)
OPERATING INCOME
Net interest income (Note 33):
Interest income	￦	11,436,460	￦	11,659,258
Interest expense		(5,824,506)		(5,931,047)

		5,611,954		5,728,211

Net fees and commissions income (Note 34):
Fees and commissions income		1,040,633		993,929
Fees and commissions expense		(541,886)		(485,938)

		498,747		507,991

Dividend income (Note 35)		94,847		123,150

Gain on financial instruments at fair value through profit or loss (Note 36)		(355,739)		106,682

Gain on available-for-sale financial assets (Note 37)		552,325		1,016,746

Impairment losses for loans, other receivables, guarantees and unused commitments (Note 39)		(1,797,702)		(1,816,603)

General and administrative expenses (Note 40) :
Employee compensation and benefits		(1,247,956)		(1,189,959)
Depreciation		(131,970)		(123,307)
Other general and administrative expenses		(1,347,714)		(1,236,094)

		(2,727,640)		(2,549,360)

Net other operating income (expenses) (Note 40)		(177,835)		(523,629)

		1,698,957		2,593,188
NON-OPERATING INCOME (Note 41) :
Share of profits(losses) of associates		27,426		(23,913)
Other non-operating income		48,902		89,896

		76,328		65,983

NET INCOME BEFORE INCOME TAX EXPENSE		1,775,285		2,659,171

INCOME TAX EXPENSE (Note 42)		(326,710)		(589,800)

NET INCOME (Note 31)
(Net income after the planned reserves provided for the years ended December 31, 2012 and 2011 are ￦1,189,520 million and ￦1,459,181 million, respectively)	￦	1,448,575	￦	2,069,371

Net income attributable to owner		1,447,904		2,068,544
Net income attributable to the non-controlling interests		671		827

(Continued)

WOORI BANK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2012 AND 2011 (CONTINUED)

	Korean Won
	2012		2011
	(In millions, except for income per share data)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX
Loss on valuation of available-for-sale financial assets	￦	(335,825)	￦	(396,510)
Share of other comprehensive income(loss) on investment in associates		1,210		(22,348)
Gain(loss) on overseas business translation		(75,114)		12,152
Gain on valuation of cash flow hedge		983		6,868

		(408,746)		(399,838)

TOTAL COMPREHENSIVE INCOME	￦	1,039,829	￦	1,669,533

Comprehensive income attribute to owner		1,040,161		1,668,675
Comprehensive income attribute to the non-controlling interests		(332)		858

NET INCOME PER SHARE (In Korean Won) (Note 43)
Basic earnings per common share	￦	1,826	￦	2,687

Diluted earnings per common share	￦	1,732	￦	2,514

See accompanying notes to consolidated financial statements.

WOORI BANK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

(Unit: Korean Won in millions)

	Capital stock		Hybrid equity securities		Capital surplus		Loss on valuation of available- for-sale financial assets		Gain on valuation of cash flow risk hedge		Gain (loss) on overseas business translation		Share of other comprehensive loss on associates		Other		Retained earnings		Controlling equity		Non- controlling equity		Total Equity
Balance as of January 1, 2011	￦	3,829,783	￦	2,181,806	￦	811,421	￦	939,938	￦	(9,298)	￦	(13,241)	￦	20,857	￦	4	￦	9,718,577	￦	17,479,847	￦	7,084	￦	17,486,931
Dividends		—		—		—		—		—		—		—		—		(530,273)		(530,273)		—		(530,273)
Redemption of hybrid equity securities		—		(499,999)		—		—		—		—		—		(1)		—		(500,000)		—		(500,000)
Net income		—		—		—		—		—		—		—		—		2,068,544		2,068,544		827		2,069,371
Valuation of available-for-sale financial assets		—		—		—		(396,510)		—		—		—		—		—		(396,510)		—		(396,510)
Translation of overseas business		—		—		—		—		—		12,121		—		—		—		12,121		31		12,152
Cash flow hedge		—		—		—		—		6,868		—		—		—		—		6,868		—		6,868
Changes in equity of investment in associate		—		—		—		—		—		—		(22,348)		—		—		(22,348)		—		(22,348)
Other		—		—		595		—		—		—		—		(5)		(641)		(51)		—		(51)

Balance as of December 31, 2011	￦	3,829,783	￦	1,681,807	￦	812,016	￦	543,428	￦	(2,430)	￦	(1,120)	￦	(1,491)	￦	(2)	￦	11,256,207	￦	18,118,198	￦	7,942	￦	18,126,140

Balance as of January 1, 2012	￦	3,829,783	￦	1,681,807	￦	812,016	￦	543,428	￦	(2,430)	￦	(1,120)	￦	(1,491)	￦	(2)	￦	11,256,207	￦	18,118,198	￦	7,942	￦	18,126,140
Dividends		—		—		—		—		—		—		—		—		(600,075)		(600,075)		—		(600,075)
Amortization of hybrid equity securities		—		—		—		—		—		—		—		—		(1)		(1)		—		(1)
Net income		—		—		—		—		—		—		—		—		1,447,904		1,447,904		671		1,448,575
Valuation of available-for-sale financial assets		—		—		—		(335,825)		—		—		—		—		—		(335,825)		—		(335,825)
Translation of overseas business		—		—		—		—		—		(74,112)		—		—		—		(74,112)		(1,002)		(75,114)
Cash flow hedge		—		—		—		—		983		—		—		—		—		983		—		983
Changes in equity of investment in associate		—		—		—		—		—		—		1,210		—		—		1,210		—		1,210
Other		—		—		—		—		—		—		—		2		(1)		1		—		1

Balance as of December 31, 2012	￦	3,829,783	￦	1,681,807	￦	812,016	￦	207,603	￦	(1,447)	￦	(75,232)	￦	(281)	￦	—	￦	12,104,034	￦	18,558,283	￦	7,611	￦	18,565,894

See accompanying notes to consolidated financial statements.

WOORI BANK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2012 AND 2011

	Korean Won
	2012		2011
	(In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	￦	1,448,575	￦	2,069,371
Adjustment to net income:
Interest income		(11,436,460)		(11,659,258)
Interest expense		5,824,506		5,931,047
Dividend income		(94,847)		(123,150)
Income tax expense		326,710		589,800

		(5,380,091)		(5,261,561)

Additions of expenses not involving cash outflows:
Impairment losses for loans, other receivables, guarantees and unused commitments		1,797,702		1,816,603
Retirement benefits		152,920		100,582
Loss on derivatives for hedging		49,956		10,513
Loss on fair value hedged items		43,817		200,455
Loss on valuation of investment in associates		11,389		28,268
Loss on disposal of investment in associates		167		—
Loss on disposal of premises and equipment, intangible assets and investment properties		346		2,675
Depreciation and amortization of premises and equipment, intangible assets and investment properties		135,407		126,740
Impairment loss on premises and equipment, intangible assets and investment properties		1,776		4,614
Provisions		27,652		2,654

		2,221,132		2,293,104

Deductions of revenues not involving cash inflows:
Gain on available-for-sale financial assets		552,325		1,016,746
Gain on derivatives for hedging		39,232		193,374
Gain on fair value hedged items		43,879		4,921
Gain on valuation of investment in associates		38,815		4,355
Gain on disposal of investment in associates		25,102		26,231
Gain on disposal of premises and equipment, intangible assets and investment properties		1,549		65,166
Reversal of impairment loss on premises and equipment, intangible assets and investment properties		2,175		321
Provisions		3,141		—

		706,218		1,311,114

(Continued)

WOORI BANK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2012 AND 2011 (CONTINUED)

	Korean Won
	2012		2011
	(In millions)
Changes in operating assets and liabilities:
Decrease (increase) in financial instruments at fair value through profit or loss	￦	1,421,421	￦	(1,433,804)
(Increase) in loans and receivables		(9,338,844)		(15,971,167)
Decrease (increase) in other assets		33,735		(38,933)
Increase in deposits due to customers		3,912,425		6,778,167
(Decrease) in provisions		(143,743)		(122,730)
Increase in other financial liabilities		4,487,718		7,416,374
(Decrease)increase in other liabilities		(12,642)		182,271

		360,070		(3,189,822)

Interest income received		11,499,389		11,618,277
Interest expense paid		(5,917,345)		(5,813,790)
Dividend received		94,847		123,150
Income taxes paid		(444,888)		(361,384)

Net cash provided by operating activities		3,175,471		166,231

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash in-flows from investing activities:
Disposal of available-for-sale financial assets		17,389,744		11,088,564
Disposal of held-to-maturity financial assets		9,795,378		5,761,763
Disposal of investment in associates		15,171		139,395
Disposal of investment properties		—		11,780
Disposal of premises and equipment		7,539		10,637
Disposal of intangible assets		566		1,466
Disposal of assets held for sale		1,725		5,644

		27,210,123		17,019,249

Cash out-flows from investing activities:
Acquisition of available-for-sale financial assets		17,518,312		8,504,277
Acquisition of held-to-maturity financial assets		9,024,781		5,323,490
Acquisition of investment in associates		59,918		222,100
Acquisition of premises and equipment		131,849		92,538
Acquisition of intangible assets		9,423		157,454
Decrease in hedging derivatives		1,708		—

		26,745,991		14,299,859

Net cash provided by) investing activities		464,132		2,719,390

(Continued)

WOORI BANK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2012 AND DECEMBER 31, 2011 (CONTINUED)

	Korean Won
	2012		2011
	(In millions)
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash in-flows from financing activities:
Issue of borrowings	￦	3,977,649	￦	4,521,806
Issue of debentures		5,390,611		3,020,798
Increase in hedging derivatives		91,397		193,666

		9,459,657		7,736,270

Cash out-flows from financing activities:
Repayment of borrowings		5,707,281		4,330,135
Repayment of debentures		7,367,677		3,590,090
Decrease in hedging derivatives		44,187		204,027
Repayment of hybrid equity securities		—		500,000
Dividends paid		609,251		521,892

		13,728,396		9,146,144

Net cash (used in) financing activities		(4,268,739)		(1,409,874)

EFFECTS OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS		(166,981)		27,836
NET (DECREASE)INCREASE IN CASH AND CASH EQUIVALENTS		(796,117)		1,503,583
CASH AND CASH EQUIVALENTS, BEGINNING OF THE YEAR (Note 6)		5,389,267		3,885,684

CASH AND CASH EQUIVALENTS, END OF THE YEAR(Note 6)	￦	4,593,150	￦	5,389,267

See accompanying notes to consolidated financial statements.

WOORI BANK AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

1.	GENERAL

(1)	Woori Bank

Woori Bank (hereafter referred to as, the “Bank” or the “Parent” or the “Company”) was established in 1899 and is engaged in the commercial banking business under the Banking Law, trust business under the Financial Investment Services and Capital Market Act and foreign exchange business with approval from the Bank of Korea (“BOK”) and the Ministry of Finance and Economy (“MOFE”).

On March 27, 2001, Korea Deposit Insurance Corporation (“KDIC”) established Woori Finance Holdings Co., Ltd. (“WFH”). The Bank is a wholly owned subsidiary of WFH as of December 31, 2012. The Bank’s common stock and preferred stock amount, expressed in Korean Won (the “KRW” or “￦”), to ￦3,479,783 million and ￦350,000 million, respectively, and the Bank’s common and preferred shares issued and outstanding as of December 31, 2012 are 696 million shares and 70 million shares, respectively. The head office of the Bank is located in Seoul, Korea. The Bank has 993 branches and offices in Korea, and 16 branches and offices in overseas.

(2)	Subsidiaries

1)	The financial statements for the Bank and its subsidiaries (the “Group”) include the following subsidiaries (Unit: Korean Won in millions, USD in thousands, RUB in 100 millions, IDR in millions, BRL in thousands ):

					December 31, 2012		Financial statements as of
Subsidiaries	Location	Capital stock		Main business	Number of shares owned	Percentage of ownership (%)
Woori Credit Information Co., Ltd.	Korea	KRW	5,000	Credit information	1,008,000	100.0	December. 31
Woori America Bank	U.S.A	USD	122,500	Banking	24,500,000	100.0	December. 31
PT. Bank Woori Indonesia	Indonesia	IDR	170,000	Banking	1,618	95.2	December. 31
Woori Global Market Asia Limited	Hongkong	USD	50,000	Banking	39,000,000	100.0	December. 31
Woori Bank China Limited	China	USD	308,810	Banking	—	100.0	December. 31
ZAO Woori Bank	Russia	RUB	5	Banking	19,999,999	100.0	December. 31
Banco Woori Bank do Brasil	Brasil	BRL	400	Banking	39,999,999	100.0	December. 31
Korea BTL Infrastructure Fund	Korea	KRW	576,700	Financial service	115,332,541	100.0	December. 31
Woori Fund Service Co., Ltd.	Korea	KRW	3,000	Financial service	600,000	100.0	December. 31

					December 31, 2011		Financial statements as of
Subsidiaries	Location	Capital stock		Main business	Number of shares owned	Percentage of ownership (%)
Woori Credit Information Co., Ltd.	Korea	KRW	5,000	Credit information	1,008,000	100.0	December. 31
Woori America Bank	U.S.A	USD	122,500	Banking	24,500,000	100.0	December. 31
PT. Bank Woori Indonesia	Indonesia	IDR	170,000	Banking	1,618	95.2	December. 31
Woori Global Market Asia Limited	Hongkong	USD	50,000	Banking	39,000,000	100.0	December. 31
Woori Bank China Limited	China	USD	308,810	Banking	—	100.0	December. 31
ZAO Woori Bank	Russia	RUB	5	Banking	19,999,999	100.0	December. 31
Korea BTL Infrastructure Fund	Korea	KRW	467,000	Financial service	93,393,568	100.0	December. 31
Woori Fund Service Co., Ltd.	Korea	KRW	3,000	Financial service	600,000	100.0	December. 31

2)	Subsidiaries newly added to consolidated financial statements for the year ended December 31, 2012 are as follows:

Subsidiaries	Reasons
Banco Woori Bank do Brasil	New establishment

3)	For special purpose entities (“SPEs”), in accordance with Korean International Financial Reporting Standards (“K-IFRS”) 2012 ‘Consolidation-special purpose entities’, entities which the Group has decision making power and/or carries the benefits and risks of such entities, are included in the consolidation. Details of special purposes entities under consolidation are as follows:

<December 31, 2012>

Subsidiaries	Location	Main business	Percentage of owner- ship (%)	Financial statements as of
Kumho Trust 1st Co., Ltd. (*1)	Korea	Asset Securitization	0.0	December. 31
Woori IB Global Bond Co., Ltd. (*1)	Korea	”	0.0	December. 31
Asiana Saigon Inc. (*1)	Korea	”	0.0	December. 31
An-Dong Raja 1st Co., Ltd. (*1)	Korea	”	0.0	December. 31
KAMCO Value Recreation 1st Securitization Specialty Co., Ltd. (*1)	Korea	”	15.0	December. 31
IB Global 1st Co., Ltd. (*1)	Korea	”	0.0	December. 31
Hermes STX Co., Ltd. (*1)	Korea	”	0.0	December. 31
BWL 1st Co., LLC. (*1)	Korea	”	0.0	December. 31
Consus 8th Co., LLC. (*1)	Korea	”	0.0	December. 31
Woori Pungsan Inc. (*1)	Korea	”	0.0	December. 31
Pyeongtaek Ocean Sand Inc. (*1)	Korea	”	0.0	December. 31
Woori Bank Preservation Trust of principal and interest (*2)	Korea	Trust	0.0	December. 31
Haeoreum Short-term Bond 15th (*3)	Korea	Securities investment	100.0	December. 31
G5 Pro Short-term 13th (*3)	Korea	”	100.0	December. 31
G6 First Class Mid-term E-20 (*3)	Korea	”	100.0	December. 31
G15 First Class Mid-term C-1 (*3)	Korea	”	100.0	December. 31
D First Class Mid-term C-151 (*3)	Korea	”	100.0	December. 31
Golden Bridge Sidus FNH video (*3)	Korea	”	58.8	December. 31
Golden Bridge NHN Online Private Equity Investment (*3)	Korea	”	60.0	December. 31
Woori CS Ocean Bridge 7th (*3)	Korea	”	61.1	December. 31
Woori Milestone Private Real Estate Fund 1st (*3)	Korea	”	94.8	December. 31
Consus Sakhalin Real Estate Investment Trust 1st (*3)	Korea	”	75.0	December. 31
Woori Partner Plus Private Equity Securities 4th (*3)	Korea	”	100.0	December. 31
Woori Partner Plus Private Equity Securities 9th (*3)	Korea	”	100.0	December. 31
Hanwha Smart Private Trust 50th (Bond) (*3)	Korea	”	100.0	December. 31
Samsung Plus Private Investment Trust 20th (*3)	Korea	”	100.0	December. 31
KDB Private Equity Securities Investment Trust WB 3rd (Bond) (*3)	Korea	”	100.0	December. 31
Shinhan BNPP Corporate Private Investment Trust 17th (*3)	Korea	”	100.0	December. 31
Woori Partner Plus Private Equity Securities 10th (*3)	Korea	”	100.0	December. 31
Yurie WB Private Investment Trust 4th (Bond) (*3)	Korea	”	100.0	December. 31
Samsung Plus Private Investment Trust 21th (*3)	Korea	”	100.0	December. 31
KDB Private Equity Securities Investment Trust WB 4th (Bond) (*3)	Korea	”	100.0	December. 31
Kyobo Axa Tomorrow Private Trust 13th (Bond) (*3)	Korea	”	100.0	December. 31
Say Private Investment Trust WB 1st (*3)	Korea	”	100.0	December. 31
Hanwha Private Investment Trust 32nd (*3)	Korea	”	100.0	December. 31
Eugene Pride Private Trust 28th (*3)	Korea	”	100.0	December. 31
Hyundai Advantage Private Trust 15th (*3)	Korea	”	100.0	December. 31
Woori Smart Investor Private Investment Trust 2nd (*3)	Korea	”	100.0	December. 31
Hana USB Power Private Equity Securities 5th (*3)	Korea	”	100.0	December. 31
Mirae Asset Korea Blue Chips Private Trust 3th (*3)	Korea	”	100.0	December. 31
HDC New Star Private Equity Securities 15th (*3)	Korea	”	100.0	December. 31
LS Leading Solution Private Equity Securities 118th (*3)	Korea	”	100.0	December. 31
Hyundai Platinum Private Equity Securities W-1 (*3)	Korea	”	100.0	December. 31
Hana USB Power Private Equity Securities 15th (*3)	Korea	”	100.0	December. 31

Subsidiaries	Location	Main business	Percentage of owner- ship (%)	Financial statements as of
Phoenix Sky Private Equity Securities 11th (*3)	Korea	”	100.0	December. 31
Woori Partner Plus Private Equity Securities 11th (*3)	Korea	”	100.0	December. 31
Mirae Asset Triumph Private Securities 9th (Bond) (*3)	Korea	”	100.0	December. 31
Kyobo Axa Tomorrow Private Trust 15th (Bond) (*3)	Korea	”	100.0	December. 31
Meritz Prime Private Equity Securities 79th (*3)	Korea	”	100.0	December. 31
HDC New Star Private Equity Securities 17th (Balance Fund) (*3)	Korea	”	100.0	December. 31
Hyundai Advantage Private Trust 16th (*3)	Korea	”	100.0	December. 31
Phoenix private placement Investment Trust 13th (*3)	Korea	”	100.0	December. 31
Hanwha Private Investment Trust 43nd (*3)	Korea	”	100.0	December. 31

<December 31, 2011>

Subsidiaries	Location	Main business	Percentage of owner- ship (%)	Financial statements as of
Kumho Trust 1st Co., Ltd. (*1)	Korea	Asset Securitization	0.0	December. 31
Woori IB Global Bond Co., Ltd. (*1)	Korea	”	0.0	December. 31
Asiana Saigon Inc. (*1)	Korea	”	0.0	December. 31
An-Dong Raja 1st Co., Ltd. (*1)	Korea	”	0.0	December. 31
KAMCO Value Recreation 1st Securitization Specialty Co., Ltd. (*1)	Korea	”	15.0	December. 31
IB Global 1st Co., Ltd. (*1)	Korea	”	0.0	December. 31
Hermes STX Co., Ltd. (*1)	Korea	”	0.0	December. 31
BWL 1st Co., LLC. (*1)	Korea	”	0.0	December. 31
Consus 8th Co., LLC. (*1)	Korea	”	0.0	December. 31
Real DW 2nd Co., Ltd. (*1)	Korea	”	0.0	December. 31
Woori Pungsan Inc. (*1)	Korea	”	0.0	December. 31
Pyeongtaek Ocean Sand Inc. (*1)	Korea	”	0.0	December. 31
Woori Bank Preservation Trust of principal and interest (*2)	Korea	Trust	0.0	December. 31
Haeoreum Short-term Bond 15th (*3)	Korea	Securities investment	100.0	December. 31
G5 Pro Short-term 13th (*3)	Korea	”	100.0	December. 31
G6 First Class Mid-term E-20 (*3)	Korea	”	100.0	December. 31
G15 First Class Mid-term C-1 (*3)	Korea	”	100.0	December. 31
D First Class Mid-term C-151 (*3)	Korea	”	100.0	December. 31
Golden Bridge Sidus FNH video (*3)	Korea	”	58.8	December. 31
Golden Bridge NHN Online Private Equity Investment (*3)	Korea	”	60.0	December. 31
Woori CS Ocean Bridge 7th (*3)	Korea	”	61.1	December. 31
Woori Milestone Private Real Estate Fund 1st (*3)	Korea	”	94.8	December. 31
Woori Milestone China Real Estate Fund 1st (*3)	Korea	”	80.7	December. 31
Consus Sakhalin Real Estate Investment Trust 1st (*3)	Korea	”	75.0	December. 31
Woori Partner Plus Private Equity Securities 4th (*3)	Korea	”	100.0	December. 31
Allianz Blue Ocean Private Trust 5th (*3)	Korea	”	100.0	December. 31
Mirae Asset Maps Blue Chips Private Trust 2nd (*3)	Korea	”	100.0	December. 31
Hyundai Advantage Private Trust 14th (*3)	Korea	”	100.0	December. 31
Kyobo Axa Long Short Private Trust 2nd (*3)	Korea	”	100.0	December. 31
Hanhwa Quant Long Short Private Equity3rd (*3)	Korea	”	100.0	December. 31
Woori Frontier Alpha Private Equity 8th (*3)	Korea	”	100.0	December. 31
Midas Private investment Trust W-3rd (*3)	Korea	”	100.0	December. 31
Consus Private Securities Investment Trust 54th (*3)	Korea	”	100.0	December. 31
Woori Partner Plus Private Trust 7th (*3)	Korea	”	100.0	December. 31
Yurie WB Private Investment Trust 3rd (Bond) (*3)	Korea	”	100.0	December. 31
KDB Private Equity Securities Investment Trust WB 2nd (Bond) (*3)	Korea	”	100.0	December. 31
Samsung Plus Private Investment Trust 13th (*3)	Korea	”	100.0	December. 31
Hanwha Smart Private Trust 43rd (Bond) (*3)	Korea	”	100.0	December. 31
Eugene Pride Private Trust 21st (Bond) (*3)	Korea	”	100.0	December. 31
Meritz Prime Private Trust 42nd (Bond) (*3)	Korea	”	100.0	December. 31
Woori Partner Plus Private Equity Securities 8th (*3)	Korea	”	100.0	December. 31
Woori Partner Plus Private Equity Securities 9th (*3)	Korea	”	100.0	December. 31
Hanwha Smart Private Trust 50th (Bond) (*3)	Korea	”	100.0	December. 31

(*1)	Classified as SPEs for asset securitization and included in consolidation scope, considering the activities of the SPEs, decision-making power maintained by the Group, and the benefits and risks although the Group has less than majority ownership of the SPEs.
(*2)	Classified as SPEs for money trust under Capital Market Integration Act and included in consolidation scope, considering the activities of the SPEs, decision-making power maintained by the Group and the benefits and risks carried by the Group although the Group has less than majority ownership for the SPEs.
(*3)	Classified as SPEs for investing in securities and other and included in consolidation scope, considering the activities of the SPEs, decision-making power maintained by the Group, and the benefits and risks carried by the Group.

4)	Details of special purpose entities newly included in consolidation scope for the year ended December 31, 2012 are as follows:

Special Purposed Entities	Reasons

Samsung Plus Private Investment Trust 20th	Classified as SPEs for investing in securities and other. The activities of entities, decision-making powers and benefits and risks are considered when those SPEs are consolidated.
Dongbu Premium Private Investment Trust 7th
Woori Partner Plus Private Equity Securities 10th
Shinhan BNPP Corporate Private Investment Trust 17th
KDB Private Equity Securities Investment Trust WB 3rd (Bond)
Woori Smart Investor Private Investment Trust 1st
Yurie WB Private Investment Trust 4th (Bond)
Samsung Plus Private Investment Trust 21th
KDB Private Equity Securities Investment Trust WB 4th (Bond)
Kyobo Axa Tomorrow Private Trust 13th (Bond)
Say Private Investment Trust WB 1st
Hanwha Private Investment Trust 32nd
Eugene Pride Private Trust 28th
Woori Smart Investor Private Investment Trust 2nd
Consus Private Investment Trust 64th
Hyundai Advantage Private Trust 15th
Hana USB Power Private Equity Securities 5th
Mirae Asset Korea Blue Chips Private Trust 3th
HDC New Star Private Equity Securities 15th
LS Leading Solution Private Equity Securities 118th
Hana USB Power Private Equity Securities 15th
Hyundai Platinum Private Equity Securities W-1
Phoenix Sky Private Equity Securities 11th
Woori Partner Plus Private Equity Securities 11th
Mirae Asset Triumph Private Securities 9th (Bond)
Kyobo Axa Tomorrow Private Trust 15th (Bond)
Meritz Prime Private Equity Securities 79th (Bond)
HDC New Star Private Equity Securities 17th (Balance Fund)
Hyundai Advantage Private Trust 16th
Phoenix private placement Investment Trust 13th
Hanwha Private Investment Trust 43nd

5)	Details of special purpose entities excluded from consolidation for the year ended December 31, 2012 are as follows:

Special Purposed Entities	Reasons
Real DW 2nd Co., Ltd.	End of Liquidity Schedule Disposal and repayment of beneficiary certificates
Woori Milestone China Real Estate Fund 1st
Woori Partner Plus Private Trust 7th
Midas Private Investment Trust W-3rd
Allianz Blue Ocean Private Trust 5th
Yurie WB Private Investment Trust 3rd (Bond)
KDB Private Equity Securities Investment Trust WB 2nd (Bond)
Samsung Plus Private Investment Trust 13th
Woori Frontier Alpha Private Equity 8th

Special Purposed Entities	Reasons
Kyobo Axa Long Short Private Trust 2nd
Hanwha Smart Private Trust 43rd (Bond)
Eugene Pride Private Trust 21st (Bond)
Consus Private Securities Investment Trust 54th
Hanhwa Quant Long Short Private Equity 3rd
Hyundai Advantage Private Trust 14th
Mirae Asset Maps Blue Chips Private Trust 2nd
Dongbu Premium Private Investment Trust 7th
Woori Smart Investor Private Investment Trust 1st
Woori Partner Plus Private Equity Securities 8th
Meritz Prime Private Trust 42nd (Bond)
Consus Private Investment Trust 64th

6)	Details of special purpose entities newly included in consolidation scope for the year ended December 31, 2011 are as follows:

Special Purposed Entities	Reasons
Woori Pungsan Inc.

Classified as a SPEs for asset securitization. The activities of entities, decision-making powers and benefits and risks are considered when those SPEs are consolidated even if the Group has less than majority ownership for them.

Pyeongtaek Ocean Sand Inc.

Allianz Blue Ocean Private 5th	Classified as SPEs for investing in securities and other. The activities of entities, decision-making powers and benefits and risks are considered when those SPEs are consolidated.
Mirae Asset Maps Blue Chips Private 2nd
Hyundai Advantage Private 14th
Kyobo Axa Long Short Private Trust 2nd
Hanhwa Quant Long Short Private 3rd
Woori Frontier Alpha Private Equity 8th
Midas Private Investment Trust W 3rd
Consus Private Security Investment Trust 54th
Woori Partner Plus Private Equity Securities 7th
Yurie WB Private Investment Trust 3rd (Bond)
KDB Private Equity Securities Investment Trust WB 2nd (Bond)
Samsung Plus Private Investment Trust 13th
Hanwha Smart Private Trust 43rd (Bond)
Eugene Pride Private Trust 21st (Bond)
Meritz Prime Private Trust 42nd (Bond)
Woori Partner Plus Private Equity Securities 8th
Woori Partner Plus Private Equity Securities 9th
Hanwha Smart Private Trust 50th (Bond)

7)	Details of special purpose entities excluded from consolidation for the year ended December 31, 2011 are as follows:

Special Purposed Entities	Reasons
Woori Moa Conduit Co., Ltd.	Expiration of the contract or liquidation stopped from the Group from bearing the majority of the risk resulting from the operation of entities.
Hyundai Glory 1st Co., Ltd.
KDB Capital 1st Co., Ltd.
Vivaldi HL 1st Co., Ltd.
Swan SF Co., Ltd.
KTB Smart 90 Private Security 2nd	Disposal and repayment of beneficiary certificates
Hanvit Open-End High Yield HV 1st
Mid-term D-2nd
Hanhwa Smart Private Security 19th
My Asset Private Security Investment Trust W-1st
Eugene Pride Private Investment Security 12th (Bond)
Consus Private Security Investment Trust 29th
Hi-Smart Private Security 1st
Woori Frontier Short-term Private 2nd
Woori Frontier Alpha Quant Private Equity 3rd
Meritz Prime Private Trust 1st

Special Purposed Entities	Reasons
Yurie WB Private Security Investment Trust 2nd
KDB Private Security Investment Trust WB-1st
Samsung Plus Private Investment Trust 7th
Eugene Pride Private Security Investment Trust 14th (Bond)
Hanhwa Smart Private Security 33rd
Taurus 1st
Brain 3rd
Meritz Prime Private Trust 5th
Woori Partner Plus Private Equity Securities 5th
Prudential Quant Long-Short Private Trust 1st
Prudential Quant Long-Short Private Trust 2nd
Woori Partner Plus Private Security Investment Trust 6th

8)	Summarized statements of financial position as of December 31, 2012 and December 31, 2011, respectively, and comprehensive income statements for the year ended December 31, 2012 and 2011, respectively, of subsidiaries, whose financial information are included on the consolidated financial statements, are as follows (Unit: Korean Won in millions):

<December 31, 2012>

Subsidiaries	Assets		Liabilities		Equity		Operating income		Net income (loss)
Woori Credit Information Co., Ltd.	￦	30,917	￦	4,137	￦	26,780	￦	36,624	￦	2,963
Woori America Bank		1,078,995		948,637		130,358		47,805		3,253
PT. Bank Woori Indonesia		662,720		503,895		158,825		82,658		16,133
Woori Global Market Asia Limited		181,104		130,798		50,306		8,100		1,082
Woori Bank China Limited		3,036,392		2,620,385		416,007		207,135		14,838
ZAO Woori Bank		214,258		190,941		23,317		10,960		2,631
Banco Woori Bank do Brasil		22,336		1,810		20,526		1,321		(424)
Korea BTL Infrastructure Fund		584,144		226		583,918		30,756		28,122
Woori Fund Service Co., Ltd.		2,952		520		2,432		4,592		75
Woori Bank Preservation Trust of principal and interest		6,727		6,727		—		1,730		—
SPEs under consolidation		708,728		921,907		(213,179)		37,596		(44,819)
Beneficiary Certificates under consolidation		2,145,059		92,364		2,052,695		77,464		57,088

<December 31, 2011>

Subsidiaries	Assets		Liabilities		Equity		Operating income		Net income (loss)
Woori Credit Information Co., Ltd.	￦	30,148	￦	3,811	￦	26,337	￦	34,739	￦	3,340
Woori America Bank		1,102,653		965,739		136,913		52,205		1,953
PT. Bank Woori Indonesia		643,915		479,247		164,667		186,122		17,149
Woori Global Market Asia Limited		189,541		136,536		53,005		7,198		(8,776)
Woori Bank China Limited		2,995,451		2,562,582		432,869		344,703		22,884
ZAO Woori Bank		350,235		329,099		21,136		9,520		1,590
Korea BTL Infrastructure Fund		473,983		186		473,796		26,391		24,637
Woori Fund Service Co., Ltd.		2,719		361		2,358		1,704		(596)
Woori Bank Preservation Trust of principal and interest		8,285		8,285		—		2,767		—
SPEs under consolidation		896,711		1,065,744		(169,034)		55,668		(10,522)
Beneficiary Certificates under consolidation		1,654,962		44,479		1,610,483		57,286		8,458

2.	SUMMARY OF SIGNIFICANT BASIS OF PREPARATION AND ACCOUNTING POLICIES

(1)	Basis of financial statement presentation.

The Group has adopted K-IFRS from the fiscal year beginning on January 1, 2011 and the accompanying consolidated financial statements are prepared on K-IFRS. In accordance with K-IFRS 1101 ‘First-time Adoption of International Financial Reporting Standards’, the transition date to K-IFRS is January 1, 2010.

The Group maintains its official accounting records in Korean Won and prepares the consolidated financial statements in conformity with K-IFRS, in Korean language (Hangul). Accordingly, these consolidated financial statements are intended for use by those who are informed about K-IFRS and Korean practices. The accompanying consolidated financial statements have been condensed restructured, and translated into English with certain expanded descriptions from the financial statements in Korean language.

Major accounting policies used for the preparation of the consolidated financial statements are stated below. These accounting policies have been applied consistently to the consolidated financial statements for the current period and accompanying comparative period.

The accompanying consolidated financial statement has been prepared on the historical cost basis except for certain non-current assets and certain financial assets. In the preparation of consolidated financial statements under K-IFRS requires the application of certain accounting estimates and the Group prepared its financial statements by management judgments for critical accounting estimates.

The accompanying consolidated financial statements were approved by the board of directors on February 22, 2013.

(2)	New and revised standards and interpretations in current year

1)	The following new standards and interpretations that made changes in accounting policies of the Group have been applied in the current year and have affected the amounts reported in these financial statements.

Amendments to K-IFRS 1107 ‘Disclosures – Transfers of Financial Assets’

According to the amendments, the Group provided the required disclosure of the nature, the risk and rewards and the carrying amount associated with all transferred financial instruments that are not derecognized from the financial statements of the Group. In addition, the Group continues its involvement on the transferred assets although the transferred assets are derecognized in their entirety, the Group discloses the carrying amounts of the transferred assets and the associated liabilities and information showing how the maximum exposure to loss. The disclosures due to the application of these amendments are disclosed in Note 12.

Amendments to K-IFRS 1001 ‘Presentation of Financial Statements’

The Group presented operating income in accordance with the amendments to K-IFRS 1001. The amendments have been applied retrospectively for the comparative period.

As such, the Group’s operating income for the comparative period have decreased by ￦48,901 million and ￦89,896 million for the year ended December 31, 2012 and 2011, respectively. The amendments do not result in any impact on net income and earning per shares.

Amendments to K-IFRS 1012 ‘Income Taxes’

According to the amendments to K-IFRS 1012, investment properties that are measured using the fair value model in accordance with K- IFRS 1040, investment property or non-depreciable assets measured using the revaluation model in accordance with K-IFRS 1016 Property, Plant and Equipments,are presumed to be recovered entirely through sale for the purpose of measuring deferred taxes unless the presumption is rebutted in certain circumstances. The amendments do not have impact on the Group’s financial statements.

Amendments to K-IFRS 2114 ‘The Limit on a Defined Benefit Asset, Minimum Funding Requirements and their Interpretation’

The amendments to K-IFRS 2114 require the Group to recognize the asset in excess of plan obligation resulting from the repayment of statutory or contractual minimum funding requirement. The amendments do not have impact on the Group’s financial statements.

2) New standards, amendments and interpretation issued but not effective for the year beginning January 1, 2013 and not early adopted by the Group are as follows:

Amendments to K-IFRS 1001 ‘Presentation of Financial Statements’

The amendments to K-IFRS 1001 require items of other comprehensive income to be grouped into two categories in the other comprehensive income section: (a) items that will not be reclassified subsequently to net income and (b) items that may be reclassified subsequently to net income when specific conditions are met. The amendments are effective annual periods beginning on or after July 1, 2012.

Amendments to K-IFRS 1019 ‘Employee Benefits’

The amendments to K-IFRS 1019 require the recognition of changes in defined benefit obligations and in fair value of plan assets when they occur, and hence eliminate the ‘corridor approach’ permitted under the previous version of K-IFRS 1019 and the accelerate the recognition of past service costs. The amendments to K-IFRS 1019 are effective for annual periods beginning on or after January 1, 2013.

Amendments to K-IFRS 1032 ‘Financial Instruments: Presentation’

The amendments to K-IFRS 1032 clarify existing application issue relating to the offset of financial assets and financial liabilities requirements. The amendments to K-IFRS 1032 are effective for annual periods beginning on January 1, 2014.

Amendments to K-IFRS 1107 ‘Financial Instruments: Disclosures’

The amendments to K-IFRS 1107 are mainly focusing on presentation of the offset between financial assets and financial liabilities. The amendments to K-IFRS 1107 are effective for annual periods beginning on or after January 1, 2013.

K-IFRS 1110 ‘Consolidated Financial Statements’

K-IFRS 1110 defines the principle of control that contains three elements: (a) power over an investee, (b) exposure, or rights, to variable returns from its involvement with the investee, and (c) the ability to use its power over the investee to affect the amount of the investor’s return. This standard is effective for annual periods beginning on or after January 1, 2013.

K-IFRS 1111 ‘Joint Arrangement’

K-IFRS 1111 deals with how a joint arrangement of which two or more parties have joint control should be classified. Under K-IFRS 1111, joint arrangements are classified as joint operations or joint ventures, depending on the rights and obligations of the parties to the arrangements. If the Group is a joint operator, the Group is to recognize assets, liabilities, revenues and expenses proportionally to its investment and if the Group is a joint ventures, the Group is to account for that investment using the equity method accounting. This standard is effective for annual periods beginning on or after January 1, 2013.

K-IFRS 1112 ‘Disclosure of Interest in Other Entities

K-IFRS 1112 is a disclosure standard and is applicable to entities that have interests in subsidiaries, joint arrangements, associates, or unconsolidated structured entities. This standard is effective for annual periods beginning on or after January 1, 2013.

K-IFRS 1113 ‘Fair Value Measurement’

K-IFRS 1113 establishes a single source of guidance for fair value measurements and disclosure about fair value measurements. In addition, the standard defines fair value, establishes a framework for measuring fair value, and requires disclosures about fair value measurements. This standard is effective for annual periods beginning on or after January 1, 2013.

The Group is assessing the impact of application of the above amendments on its consolidated financial statements as of December 31, 2012.

(3)	Basis of consolidation

1)	Subsidiary

An entity which the Group (including special purpose entities) has power to govern the financial and operating policies is considered a subsidiary. In general, an entity which the Group has over 50% voting power in is considered a subsidiary.

Special purpose entities established for certain limited purposes may be considered as a subsidiary of the Group; even though the Group may have less than 50% of the voting power, if the Group has the decision-making power over the special purpose entity’s activities, risk and benefit.

The existence of the potential voting power available to exercise or to convert, presently, is considered when evaluating whether or not the Group has control over an entity. An entity is included in the consolidation, as a subsidiary, once such control is established, while it is excluded from the consolidation once it is loses such control.

Acquisitions of subsidiaries are accounted for using the acquisition method. The consideration for each acquisition is measured at the aggregate of the fair values (at the date of exchange) of assets given, liabilities incurred or assumed, equity instruments issued by the Group and acquisition-related costs. At the acquisition date, the identifiable assets acquired, liabilities and contingent liabilities are recognized at their fair value at the acquisition date without reference to non-controlling interests. Any excess of the cost of acquisition over the Group’s share of the net fair value of the identifiable assets, liabilities and contingent liabilities of a subsidiary recognized at the date of acquisition is recognized as goodwill; if less, the difference is directly recognized as other comprehensive income.

When the Group transacts with each other, unrealized profits and losses resulting from the transactions are eliminated. When a subsidiary of the Group uses another accounting principle other than that of the Group’s, necessary adjustments are made to the financial statements for the Group’s purposes.

2)	Non-controlling interests

The components of net income and other comprehensive income are attributed to the owners of the Group and the non-controlling interest holders. Total comprehensive income of subsidiaries is attributed to the owners of the Group and to the non-controlling interest holders, even if this results in the non-controlling interests having a deficit balance. Changes in the Group’s ownership interests in subsidiaries without loss of control over the subsidiaries are accounted for as equity transactions.

(4)	Investments in associates

An associate is an entity over which the Group has significant influence but does not have direct or indirect control over. Significant influence is generally presumed to exist when the Group holds 20% or more, but less than 50%, of the voting rights. Such investments in associates are measured an acquisition cost at acquisition date and since then are accounted for using the equity method. The identifiable goodwill (net book value) is included in investment amounts in associate.

The Group’s interests in its associate’s income are recognized in the statements of consolidated comprehensive income. The changes in the associate’s retained earnings are recognized by the Group as retained earnings. However, when the Group’s share in an associate changes due to a capital increase or decrease of the associate, such changes are recognized in other equity (change in interests of equity method securities).

If the Group’s share in an associate’s accumulated loss equals or exceeds the Group’s equity interest, including unsecured receivables, in the associate, the Group discontinues recognizing its share of further losses. Additional losses are recognized only to the extent that the Group has incurred legal or constructive obligations or made payments on behalf of the associate.

(5)	Segment reporting

An operating segment is the level of business activity at which management reports to chief operating decision maker, for decision making purposes. In addition, the chief operating decision maker is responsible for evaluating the resources distributed to and the performance of an operating segment.

(6)	Accounting for foreign currencies translations

1)	Functional currency and presentation currency

The individual financial statements of each entity in the Group are presented in the currency of the primary economic environment in which the entity operates (“functional currency”). The consolidated financial statements are expressed in Korean Won.

2)	Translation of foreign currency transactions and balances at the end of reporting period

In preparing the financial statements of the individual entities, transactions in currencies other than the entity’s functional currency (foreign currencies) are recognized at the rates of exchange prevailing at the dates of the transactions. At the end of each reporting period, monetary items denominated in foreign currencies are retranslated at the rates prevailing at that date. Exchange differences on monetary items that qualify as hedging instruments in a cash flow hedge and form part of the Group’s net investment in a foreign operation are recognized in equity.

The Group is recognizing amortized cost and exchange rate variation effect as gains or losses of current period and the variation on the fair value as other comprehensive income or loss, respectively, both of which are effect of monetary securities of foreign currencies classified as available-for-sale financial instruments. And the Group is recognizing the variation on fair value and exchange rate variation effect of non-monetary securities of foreign currencies classified as available-for-sale financial asset, as other comprehensive income or loss.

3)	Foreign currencies translation

Financial position and operating results of the Group are translated into the Group’s reporting currency as follows:

Description

Statement of consolidated financial position	The assets and liabilities are translated at the exchange rate prevailing at the end of the reporting period. Equity is translated at exchange rate at the time of acquisition.

Statement of consolidated comprehensive income	The statement of consolidated comprehensive income is translated at the average exchange rates for the period, unless exchange rates fluctuated significantly during that period, in which case the exchange rates at the dates of the transactions are used.

(7)	Cash and cash equivalents

Cash and cash equivalents consist of cash on hand, demand deposits and short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

(8)	Financial assets and financial liabilities

1)	Classification of financial assets

Financial assets are classified into the following categories depending on the nature and purpose of possession: financial assets at ‘fair value through profit or loss’ (“FVTPL”), loans and receivables, available-for-sale (“AFS”) financial assets, and held-to-maturity (“HTM”) investments.

a) Financial assets at FVTPL

Financial assets are classified at FVTPL when the financial asset is either held for trading or designated at FVTPL. A financial asset is classified as held for trading if it meets one of the following criteria:

–	acquired or incurred principally to sell or repurchase during a short period of time;

–	part of a portfolio of identified financial instruments that are managed together and for which there is evidence of a recent actual pattern of short-term profit-taking; or

–	a derivative (except for a derivative that is a financial guarantee contract or a designated and effective hedging instrument).

A financial asset other than a financial asset held for trading may be designated as at FVTPL upon initial recognition if:

–	such designation eliminates or significantly reduces a recognition or measurement inconsistency that would otherwise arise;

–	the financial asset forms part of a group of financial assets or financial liabilities or both, which is managed and its performance is evaluated on a fair value basis, in accordance with the Group’s documented risk management or investment strategy, and information about the grouping is provided internally on that basis; or

–	it forms part of a contract containing one or more embedded derivatives, and ,in accordance with K-IFRS 1039 “Financial Instruments: Recognition and Measurement”, permits the entire hybrid (combined) contract to be designated as at FVTPL.

b) Loans and receivables

Non-derivative financial assets with fixed or determinable repayments that are not quoted in an active market are classified as loans and receivables, except those that are classified as AFS or as held-for-trading, or designated as at FVTPL.

c) AFS financial assets

AFS financial assets are those non-derivatives financial assets that are either designated as AFS financial assets or are not classified as ‘financial assets at FVTPL’, ‘HTM investments’ or ‘loans and receivables’.

d) HTM financial assets

Non-derivative financial assets with fixed or determinable payments and fixed maturity dates that the Group has the positive intent and ability to hold to maturity are classified as HTM financial assets.

2)	Classification of financial liabilities

Financial liabilities are classified as either financial liabilities at FVTPL or other financial liabilities measured at amortized cost.

a) Financial liabilities at FVTPL

Financial liabilities are classified at FVTPL when the financial liabilities is either held for trading or designated as at FVTPL. A financial liability is classified as held for trading if it meets one of the following criteria:

–	acquired or incurred principally for the purpose of selling or repurchasing it in the near term;

–	part of a portfolio of identified financial instruments that are managed together and for which there is evidence of a recent actual pattern of short-term profit-taking; or

–	a derivative (except for a derivative that is a financial guarantee contract or a designated and effective hedging instrument).

A financial liability other than a financial liability held for trading may be designated as at FVTPL upon initial recognition if:

–	such designation eliminates or significantly reduces a recognition or measurement inconsistency that would otherwise arise;

–	the financial asset forms part of a group of financial assets or financial liabilities or both, which is managed and its performance is evaluated on a fair value basis, in accordance with the Group’s documented risk management or investment strategy, and information about the grouping is provided internally on that basis; or

–	it forms part of a contract containing one or more embedded derivatives, and K-IFRS 1039 “Financial Instruments: Recognition and Measurement” permits the entire hybrid (combined) contract to be designated as at FVTPL.

b) Financial liabilities measured at amortized costs

Financial liabilities that are not classified as at FVTPL are measured at amortized costs. Deposits and debt securities that are not designated as at FVTPL are classified as financial liabilities measured at amortized costs.

3)	Recognition and Measurement

Standard trading transaction of a financial asset is recognized at the date of transaction when the Group becomes a party to the contractual provisions of the asset. All types of financial instruments, except financial assets/liabilities at FVTPL, are measured at fair value at initial recognition plus transaction costs that are directly attributable to the acquisition (issuance). Financial assets/liabilities at FVTPL are initially recognized at fair value and transaction costs directly attributable to the acquisition (issuance) are recognized in the consolidated statements of comprehensive income.

Financial assets/liabilities at FVTPL and AFS financial assets are subsequently measured at fair value. HTM financial assets, loans and receivables, and other financial liabilities are measured at amortized costs using the effective interest method.

Interest income and expense in accordance with financial assets and liabilities are recognized in net income on an accrual basis using the effective interest method.

Gains or losses arising from changes in the fair value of the financial assets/liabilities at FVTPL are presented in the consolidated statements of comprehensive income during the period in which they arise. Changes in the fair value of AFS financial assets are measured in other comprehensive income.

Dividends income of financial assets at FVTPL and AFS financial assets is recognized in net income when the Group’s right to receive the dividend is established.

AFS financial assets recognize cumulative fair value adjustment, which is previously recognized in the equity, in net income when disposing of assets or recognizing impairment loss.

4)	Derecognition of financial assets and liabilities

The Group derecognizes a financial asset when the contractual right to the cash flows from the asset is expired, or when it transfers the financial asset and substantially all the risks and rewards of ownership of the asset to another company. If the Group neither transfers nor retains substantially all the risks and rewards of ownership and continues to control the transferred asset, the Group recognizes its retained interest in the asset and an associated liability for amounts it may have to pay. The Group derecognizes financial liabilities when, and only when, the Group’s obligations are discharged, cancelled or they expire.

(9)	Offsetting financial instruments

Financial assets and liabilities are presented net in the consolidated statements of financial position when the Group has an enforceable legal right to set off and an intention to settle on a net basis or to realize an asset and settle the liability.

(10)	Impairment of financial assets

1)	Assets carried at amortized costs

The Group assesses at the end of each reporting period whether there is any objective evidence that a financial asset (or a group of financial assets) is impaired. A financial asset (or a group of financial assets) is regarded as impaired when there is objective evidence of impairment loss as a result of one or more events (hereinafter the “loss event”) that occurred after the initial recognition and the loss event has an impact on the estimated future cash flows of the financial asset.

The criteria used to determine whether there is objective evidence of impairment include:

–	significant financial difficulty of the issuer or obligor;

–	a breach of contract, such as a default or delinquency in interest or principal payments;

–	the lender, for economic or legal reasons relating to the borrower’s financial difficulty, granting to the borrower a concession that the lender would not otherwise consider;

–	it becoming probability that the borrower will enter bankruptcy or financial re-organization;

–	the disappearance of an active market for the financial asset due to financial difficulties; or

–	observable data indicating that there is a measurable decrease in the estimated future cash flows of a group of financial assets after initial recognition, although the decrease in the estimated future cash flows of individual financial assets included in the group is not identifiable.

For individually significant financial assets, the Group assesses whether objective evidence of impairment exists individually, and it assesses for impairment of financial assets that are not significant on an individual or collective basis. If there is no objective evidence of impairment exists for financial assets individually assessed, the Group includes the asset in a group of financial assets with similar credit risk characteristics and collectively assesses them for impairment. Assets for which the Group recognizes impairment based on an individual assessment or impairment loss is continuously recognized are not subject to a collective impairment assessment.

The amount of impairment loss is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future credit loss that are not yet incurred), which is discounted at the financial asset’s original effective interest rate. The amount of loss is reduced directly from the asset’s carrying value or by using a provision account, and it is recognized in net income.

For loans and receivables or HTM financial assets with the variable interest rate, the current effective interest rate, which is determined under the contract, is used to measure impairment loss.

Whether collateral inflow is probable or not, the present value of the estimated future cash flows of collateralized financial asset is calculated as the cash flows, which may arise from collateral inflow, less costs of acquiring and selling collateral.

Future cash flows for a group of financial assets that are collectively assessed for impairment are estimated based on the historical loss experience of assets having credit risk characteristics, similar to those in the group of financial assets. If the historical loss experience is not enough or not existed, similar corporation’s comparable historical loss experience of a group of financial assets is used. The effects of current conditions that do not have an impact in the historical loss experience period are reflected, and the historical loss experience is adjusted based on the current observable data in order to remove the effects of conditions that currently do not exist but existed in the historical loss experience period.

For a collective assessment on impairment, financial assets are classified based on similar credit risk characteristics (i.e. based on the assessment of credit risk or grading process, considering asset type, industry, geographical location, collateral type, past-due status, and other relevant elements) indicating the debtor’s ability to pay all amounts of debt under the contractual terms. These characteristics are relevant to the estimation of future cash flows for groups of such assets as being indicative of the debtors’ ability to pay all amounts due according to the contractual terms of the assets being evaluated.

When estimating the changes in future cash flows, observable data (i.e. an impairment loss arising from a pool of assets, an unemployment rate indicating the loss and its parameter, asset price, product price, or payment status) needs to be consistently reflected. The methodology and assumptions used for estimating future cash flows are reviewed regularly to reduce the difference between loss estimates and actual loss experience.

When the amount of impairment loss decreases subsequently and the decrease is related to an event occurred after the impairment is recognized (i.e. an improvement in the debtor’s credit rating), the previously recognized impairment loss is reversed directly from or by adjusting the provision account. The reversed amount is recognized in net income for the current period.

2)	AFS financial assets

The Group assesses at the end of each reporting period whether there is objective evidence that the Group’s financial asset (or a group of financial assets) is impaired. For debt securities, the Group uses the criteria refer to (9)-1) above.

For equity investments classified as AFS financial assets, a significant or prolonged decline in the fair value below the cost is considered objective evidence of impairment. When the fair value of an AFS financial asset is decreased below its acquisition cost which is considered an objective evidence of impairment, the cumulative loss, amounting to the difference between the acquisition cost and the current fair value, is removed from other comprehensive income and recognized as an impairment loss in net income. For AFS equity instruments, impairment losses recognized on equity instruments are not reversed through net income. Meanwhile, when the fair value of AFS debt instrument increases in a subsequent period and the evidence is objectively related to an event occurred after recognizing the impairment loss, the impairment loss is reversed and recognized in net income.

(11)	Investment properties

The Group classifies the property held to earn rental or capital gain purpose as investment property. The investment property is measured at its cost at the initial recognition plus transaction costs arising at acquisition and after recognition, and is presented at cost less accumulated depreciation and accumulated impairment loss as carrying value.

Subsequent costs are included in the carrying amount of the asset or recognized as a separate asset if it is probable that future economic benefits associated with the assets will flow into the Group and the cost of an asset can be measured reliably. Routine maintenance and repairs are expensed as incurred.

While land is not depreciated, all other investment properties is depreciated based on the respective assets’ estimated useful lives using the straight-line method. The estimated useful lives, residual values and depreciation method are reviewed at the end of each reporting period, with the effect of any changes in estimate accounted for on a prospective basis.

(12)	Premises and equipment

Premises and equipment are stated at cost less subsequent accumulated depreciation and accumulated impairment losses. The cost of an item of premises and equipment is directly attributable to their purchase or construction, which includes any costs directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by management. It also includes the initial estimate of the costs of dismantling and removing the item and restoring the site on which it is located. However, under K-IFRS 1101 ‘First-time Adoption of International Financial Reporting Standards”, certain premises and equipment such as land and buildings were measured at fair value, which is regarded as deemed cost, at the date of transition to K-IFRS.

Subsequent costs to replace part of the premises and equipment are included in the carrying amount of the asset or recognized as a separate asset if it is probable that the future economic benefits associated with the assets will flow into the Group and the cost of an asset can be measured reliably. The carrying amount of the replaced part is eliminated from the books. Routine maintenance and repairs are expensed as incurred.

Premises and equipment are depreciated on a straight-line basis on the estimated economic useful lives as follows:

Classification	Useful life
Buildings used for business purpose	40 years
Structures in leased office	5 years
Movable properties for business purposes	5 years
Leased assets	Of the same kind or with similar useful lives

The Group reviews the depreciation method, the estimated useful lives and residual values of fixed assets at the end of each annual reporting period. If expectations differ from previous estimates, the changes are accounted for as a change in an accounting estimate. When the carrying amount of a fixed asset exceeds the estimated recoverable amount, the carrying amount of such asset is reduced to the recoverable amount.

(13)	Intangible assets

1)	Goodwill

Any excess of the cost of acquisition over the Group’s share of the net fair value of the identifiable assets acquired, liabilities and contingent liabilities assumed at the date of acquisition is recognized as goodwill. Such goodwill is classified as intangible assets.

A cash-generating unit to which goodwill has been allocated is tested for impairment annually, or more frequently when there is any indication that the unit may be impaired. If the recoverable amount of the cash-generating unit is less than its carrying amount, the impairment loss is allocated first to reduce the carrying amount of any goodwill allocated to the unit and then to the other assets of the unit on a pro-rata basis based on the carrying amount of each asset in the unit. Any impairment loss for goodwill is recognized directly in net income in the consolidated statements of comprehensive income. An impairment loss recognized for goodwill is not reversed in subsequent periods.

On disposal of the relevant cash-generating unit, the attributable amount of goodwill is included in the determination of the gain or loss on disposal.

2)	Development costs, patents and other intangible assets

Intangible assets are stated at the manufacturing cost or acquisition cost plus additional incidental expenses less accumulated amortization and accumulated impairment losses.

Expenditures incurred in conjunction with development of new products or technology, in which the elements of costs can be individually identified and future economic benefits are probably expected, are capitalized as development costs under intangible assets. If the Group donates assets, such as buildings, to the government and is given a right to use or benefit from the assets, the donated assets are recorded as beneficial donated assets under intangible assets.

Intangible assets are amortized using the straight-line method over the estimated useful lives, which are five years for development costs, contractual contact period for the beneficial donated assets, ten years for patents and five years for other intangible assets.

The estimated useful life and amortization method are reviewed at the end of each reporting period. If expectations differ from previous estimates, the changes are accounted for as a change in an accounting estimate.

Intangible assets, including goodwill and membership, with indefinite useful lives are tested for impairment annually. All other assets are tested for impairment when there is an objective indication that the carrying amount may not be recoverable, and if the indication exists, the Group estimates the recoverable amount.

(14)	Impairment of non-monetary assets

Impairment loss is recognized carrying amount exceeding recoverable amount, recoverable amount is the higher of value in use and net fair value less costs to sell.

For impairment testing purposes, assets are allocated to each of the Group’s cash-generating units (“CGU”).

Non-monetary assets, except for goodwill impaired, are reviewed in subsequent periods for potential recovery of value and reversal of impairment previously recognized, at the end of each reporting period.

(15)	Lease

A lease is classified as a financial lease, if it transfers substantially all the risks and rewards incidental to ownership with the lessee. Assets held under finance leases are initially recognized as assets of the Group at their fair value at the inception of the lease or, if lower, at the present value of the minimum lease payments. The corresponding liability to the lessor is included in the consolidated statements of financial position as a finance lease obligation. Lease obligation deducting related financial cost is recognized as a financial lease liability.

Interest factor included in financial cost is reflected in the consolidated statements of comprehensive income to achieve a constant rate of interest on the remaining balance of the liability.

All other leases are classified as operating leases and are not recognized as an asset in the consolidated statements of financial position. Operating lease payments are recognized as expenses amortized over the lease period using the straight-line method after deducting any incentives from the lessor.

(16)	Derivative instruments and hedging activities

Derivatives are initially recognized at fair value at the date the derivative contract is entered into, and they are subsequently remeasured to their fair value at the end of each reporting period. The resulting gain or loss is recognized in net income immediately unless the derivative is designated and effective as a hedging instrument.

The Group designates certain hedging instrument to:

–	hedge of the exposure to changes in fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge);

–	hedge of the exposure to variability in cash flows that is attributable to a particular risk associated with a recognized asset or liability or a highly probable forecast transaction (cash flow hedge); and

–	hedge of a net investment in a foreign operation.

At the inception of the hedge relationship, the Group documents the relationship between the hedging instrument and the hedged item, along with its risk management objectives and its strategy for undertaking various hedge transactions. Furthermore, at the inception of the hedge and on an ongoing basis, the Group documents whether the hedging instrument is highly effective in offsetting changes in fair values or cash flows of the hedged item.

a) Fair value hedges

Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recognized in net income immediately, together with any changes in the fair value of the hedged asset or liability that are attributable to the hedged risk. Hedge accounting is discontinued when the Group revokes the hedging relationship, when the hedging instrument no longer qualifies for hedge accounting and the fair value adjustment to the carrying amount of the hedged item is amortized to net income from that date to maturity using the effective interest method.

b) Cash flow hedges

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is recognized in other comprehensive income. The gain or loss relating to the ineffective portion is recognized immediately in net income. Amounts previously recognized in other comprehensive income and accumulated in equity are reclassified to net income in the periods when the hedged item is recognized in net income.

Hedge accounting is discontinued when the hedging instrument expires or is sold, or it no longer qualifies for hedge accounting, and any gain or loss accumulated in equity at that time remains in equity and is recognized when the forecast transaction is ultimately recognized in net income. When a forecasted transaction is no longer expected to occur, the gain or loss accumulated in equity is recognized immediately in net income.

c) Hedge of a net investment in foreign operations

Hedges of net investments in foreign operations are accounted for similarly to cash flow hedges. Any gain or loss on the hedging instrument relating to the effective portion of the hedge is recognized in equity while the gain or loss relating to the ineffective portion is recognized immediately in net income. The cumulated gain and loss in other comprehensive income is reclassified from equity to net income on the disposal or partial disposal of the foreign operations.

(17)	Non-current assets held for sale group

The Group classifies a non-current asset (or disposal group) as held for sale if its carrying amount will be recovered principally through a sale transaction rather than through continuing use. The Group measures a non-current asset (or disposal group) classified as held for sale at the lower of its carrying amount and fair value less costs to sell.

(18)	Compound financial instruments

The component parts of compound financial instruments issued by the Group are classified separately as financial liabilities and equity in accordance with the substance of the contractual arrangement. At the date of issue, the fair value of the liability component is estimated using the prevailing market interest rate for a similar non-convertible instrument. This amount is recorded as a liability on an amortised cost basis using the effective interest method until extinguished upon conversion or at the instrument’s maturity date. The equity component is determined by deducting the amount of the liability component from the fair value of the compound instrument as a whole. This is recognised and included in equity and is not subsequently remeasured. The transaction cost related to the issuance of compound financial instrument is allocated to the liability and equity component proportionately to the amounts issued.

(19)	Provisions

The Group recognizes provisions if it has a present or contractual obligations as a result of a past event, it is probable that an outflow of resources will be required to settle the obligation, and the amount of the obligation is reliably estimated. Provisions are not recognized for future operating losses.

The Group recognizes provisions related to the unused portion of point rewards earned by credit card customers, payment guarantees and litigations.

Where the Group is required to restore a leased property that is used as a branch, to an agreed condition after the contractual term expires, the present value of expected amounts to be used to dispose, decommission or repair the facilities is recognized as an asset retirement obligation.

Where there are a number of similar obligations, the probability that an outflow will be required in settlement is determined by considering the obligations as a whole. Although the likelihood of outflow for any one item may be small, if it is probable that some outflow of resources will be needed to settle the obligations as a whole, a provision is recognized.

Provisions are recognized when the Group has a present obligation as a result of a past event, it is probable that the Group will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation.

The amount recognized as a provision is the present value of the best estimate of the consideration required to settle the present obligation at the end of the reporting period. The discount rate used in calculating the present value is the pre-tax discount rate taken into accounts the inherent risks and time value of the obligation, in the market. The increase in provisions due to the passage of time is recognized as interest expense.

(20)	Equity capital

The Group recognizes common stock as equity and redeemable preferred stocks as a liability. Direct expenses related to the issuance of new shares or options are recognized as a deduction from equity, net of any tax effects.

If the Group reacquires its own equity instruments, those instruments (“treasury shares”) are presented as a deduction from total equity. The gain or loss on the purchase, sale, issue, or cancellation of treasury shares is not recognized in net income but recognized directly in equity.

(21)	Financial guarantee contracts

A financial guarantee contract refers to the contract that requires the issuer to pay the specified amounts to reimburse the holder for a loss because the specified debtor fails to make payment when due under original or revised contractual terms of debt instruments. The financial guarantee contract is measured on initial recognition at the fair value, and the fair value is amortized over the financial guarantee contractual term.

After initial recognition, financial guarantee contract is measured at the higher of:

–	the present value of expected payment amount due to the financial guarantee contract; and

–	initially recognized amount of financial guarantee contract less recognized accumulated amortization in accordance with K-IFRS 1018 ‘Revenue’.

(22)	Interest income and expense recognition

The Group recognizes interest income and expenses from HTM financial assets measured at amortized cost, loans and receivables, and other financial liabilities on an accrual basis using the effective interest method.

Effective interest method is the method of calculating the amortized cost of financial assets or liabilities and allocating the interest income or expense over the relevant period. The effective interest rate reconciles the expected future cash in and out through the expected life of financial instruments or shorter period if appropriate, and net carrying value of financial assets or liabilities. When calculating the effective interest rate, the group estimates future cash flows considering all contractual terms of the financial instruments such as prepayment option, except the loss on future credit risk. Also, the effective interest rate calculation reflects commission, points (only responsible for the effective interest rate) that are paid or earned between contracting parties, transaction costs, and other premiums and discounts.

(23)	Dividends

Dividends are recognized as liabilities when it is approved by the shareholder.

(24)	Employee benefits

1)	Short-term employee benefits

The Group recognizes the undiscounted amount of short-term employee benefits expecting payment in exchange for services when the employee renders the services. The Group, also, recognizes relevant liabilities and expenses for the accumulating compensated absence when the services that increase the future paid-leave right are rendered. Expenses and liabilities for the accumulated absence are also recognized in consideration of constructive obligation when the Group pays a bonus.

2)	Retirement benefits

The Group offers a wide variety of retirement benefit plans and, in general, it raises the amounts computed based on actuarial assumptions through the payment regarding additional fund in which the insurance company or fiduciary manages.

The Group operates both defined benefit plan and defined contribution plan. The defined contribution plan is the retirement benefit plans that pay the fixed amount to other fund organizations. The Group does not have any legal or constructive obligations to make further payment even if it does not pay all employee benefits relating to employee service rendered to the Group in the current and prior periods.

For defined benefit plans, the liability recognized in the consolidated statements of financial position is the present value of the current defined benefit obligation at the end of each reporting date, less the fair value of plan assets, adjusted for unrecognized past service cost.

The defined benefit obligation is calculated on an annual basis by independent actuaries according to the projected unit credit method. The present value of defined benefit obligations is expressed in a currency in which retirement benefits will be paid and is calculated by discounting expected future cash outflows with the interest rate of high quality corporate bonds which maturity is similar to the payment date of retirement benefit obligations.

Actuarial gains and losses arising from the difference between changes in actuarial assumptions and what has actually occurred are recognized in net income in the period in which they occur.

Past service cost is reflected immediately in net income. However, past service cost is recognized as an expense on a straight-line basis over the vesting period when changes in retirement pension plan continues to require employees to remain on work duties during the vesting period.

Being connected to defined contribution plans, the Group mandatorily, contractually, or voluntarily pays contributions to pension insurance plans, which are managed publicly or privately. The Group has no payment obligations after contributions are paid. Contributions are recognized as employee benefit expense at a due date for payment. Prepaid contributions are recognized a decrease in future payment due to the excessive contributions or available refund as assets.

3)	Termination benefits

Termination benefits are paid when employment is involuntarily terminated by the Group before the normal retirement date or an employee accepts voluntary retirement in exchange for benefits. The Group recognizes termination benefits when employment is terminated based on detailed formal plans or voluntary retirement is encouraged, providing termination benefits. Termination benefits are discounted at present value when they are due more than 12 months after the reporting date.

4)	Profit-sharing and bonus plan

The Group recognizes profit-sharing and bonus as provisions and expenses by considering profits related to shareholders of the Group after adjusting a specific sum of amounts. The Group recognizes obligations related to contracts and past practice as provisions.

(25)	Income tax expense

Income tax comprises current tax and deferred tax. Income tax is recognized in net income except to the extent that it relates to items recognized in other comprehensive income or directly in equity.

Current tax expenses are calculated based on the basis of tax laws that have been enacted by the reporting date or substantively enacted in the countries where the Group operates and generates taxable income.

Deferred tax is recognized on temporary differences between the carrying amounts of assets and liabilities in the consolidated financial statements and the corresponding tax bases used in the computation of taxable profit. However, the Group does not recognize deferred tax arising on the initial recognition of an asset or a liability in a transaction that is not a business combination and that, at the time of the transaction, affects neither accounting profit nor taxable profit. Deferred taxes are determined using tax rates and laws that have been enacted by the reporting date —the date when the relevant deferred tax assets are realized and the deferred tax liabilities are settled—or substantially enacted.

Deferred tax assets are recognized if future taxable profits are probable so that the temporary differences can be used.

Deferred tax liabilities are provided on temporary differences arising on investments in subsidiaries and associates, except where the timing of the reversal of the temporary difference is controlled by the Group and it is probable that the temporary difference will not reverse in the foreseeable future.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred taxes assets and liabilities relate to income taxes levied by the same taxation authority on either the taxable entity or different taxable entities where there is an intention either to settle the balances on a net basis or to realize the asset and settle the liability simultaneously.

(26)	Origination fees and costs

The commission, which is part of the effective interest rate of loans, is accounted for deferred origination fees. Incremental cost related to the acquisition or disposal is accounted for deferred origination costs, and it is amortized on the effective interest method and included in interest revenues on loans.

(27)	Loan sales

When the Group disposes of loans based on valuations performed by a third party independent specialist (institution) using a reasonable and rational method, the difference between the book value and the selling price is recognized as gains and losses on disposal.

(28)	Earnings per share (“EPS”)

Basic earnings per share is calculated by dividing net income from the statement of comprehensive income by the weighted average number of outstanding common shares, and diluted EPS is calculated by adjusted earnings and number of shares for the effects of all dilutive potential common shares.

3.	SIGNIFICANT ACCOUNTING ESTIMATES AND ASSUMPTIONS

The significant accounting estimates and assumptions are continually evaluated and are based on historical experience and various factors including expectations of future events that are considered to be reasonable. Actual results can differ from those estimates based on such definitions. The following are the accounting estimates and assumptions that have a significant risk of causing changes to the carrying amounts of assets and liabilities within the next accounting period.

(1)	Fair value of financial instruments

The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. The Group uses its judgment to select a variety of valuation techniques and make assumptions based on market conditions existing at the end of each reporting period.

(2)	Impairment loss on financial assets

The Group individually recognizes an impairment loss on financial assets by assessing the occurrence of loss events or it assesses impairment for a group of financial assets with similar credit risk characteristics. Impairment loss for financial assets is the difference between such assets’ carrying value and the present value of estimated recoverable cash flows. The estimation of future cash flows requires management judgment.

(3)	Defined Benefit Plan

Financial liabilities are recognized when the Group becomes a party to the contractual provisions of the instruments. Financial liabilities are initially measured at fair value. Transaction cost that are directly attributable to the issue of financial liabilities are added to or deducted from the fair value of the financial liabilities, as appropriate, on initial recognition. Transaction cost directly attributable to acquisition of financial liabilities at fair value through profit or loss are recognized immediately in net income.

Defined benefit liability of the plan as of December 31, 2012 and December 31, 2011 are ￦384,098 million and ￦234,663 million, respectively, as detailed in Note 24.

4.	RISK MANAGEMENT

The Group’s operating activity is exposed to various financial risks; hence, the Group is required to analyze and assess the level of complex risks, determine the level of risks to be accepted, or to manage the risks.

The Group’s risk management procedure is set for improvement in the quality of assets held and investments by making a decision about how to avoid or mitigate risks through the identification of the cause of the potential risk and its scope.

The Group takes the approach to minimize the risk and maximize the profit by managing the risks acceptable to the Group and eliminating the excessive risks of financial instruments. For this, the following procedures are performed: risk recognition, measurement and assessment, control, and monitoring and reporting.

The risk is managed by the risk management department based on the Group’s policy. The Risk Management Committee of the Group makes the decision on the risk strategy such as allocation of risk assets and limit settlement.

(1)	Credit risk

Credit risk represents the possibility of financial losses incurred when the counterparty fails to fulfill its contractual obligations. The goal of credit risk management is to maintain the credit risk exposure to a permissible degree and to optimize the rate of return considering such credit risk.

1)	Credit risk management

The Group considers the probability of failure in performing the obligation of its counterparties, credit exposure to the counterparty and the related default risk and the rate of default loss. The Group uses the credit rating model to assess the possibility of counterparty’s default risk; and when assessing the obligor’s credit grade, the Group utilizes credit grades derived using statistical methods.

2)	Credit line management

In order to manage credit risk limit, the Group establishes the appropriate credit line per obligor, company or industry and monitors obligors’ credit line, total exposures and loan portfolios when approving the loan.

3)	Credit risk mitigation

The Group mitigates credit risk resulting from the obligor’s credit condition by using financial and physical collateral, guarantees, netting agreements and credit derivatives. The Group has adopted the entrapment method acknowledged by BASEL II standards to mitigate its credit risk. Credit risk mitigation is reflected in qualifying financial collateral, trade receivables, guarantees, residential and commercial real estate and other collaterals. The Group regularly performs a revaluation of collateral reflecting such credit risk mitigation.

4)	Maximum exposure to credit risk

The maximum exposure of financial instruments to credit risk is as follows (Unit: Korean Won in millions):

		December 31, 2012		December 31, 2011
Loans and receivables	Korean treasury and government agencies	￦	12,662,123	￦	12,650,614
	Banks		23,936,132		9,396,031
	Corporates		76,535,904		86,794,609
	Consumers		86,914,947		83,067,778

	Sub-total		200,049,106		191,909,032

Financial assets at FVTPL	Short-term debt securities (*)		6,608,362		7,674,574
	Gold banking assets		5,582		—
	Derivative assets (trading purpose)		2,933,486		3,360,383

	Sub-total		9,547,430		11,034,957

AFS financial assets	AFS debt securities (*)		10,482,258		9,142,566
HTM financial assets	HTM debt securities		14,341,506		15,400,425
Derivative assets	Derivative assets (hedge purpose)		269,414		326,413
Off-balance	Guarantees		19,711,496		22,516,325
	Loan commitments		86,226,231		84,708,979

	Sub-total		105,937,727		107,225,304

	Total	￦	340,627,441	￦	335,038,697

(*)	Financial assets at FVTPL and AFS financial assets represent debt security amounts only (Notes 7 and 8).

5)	Credit risk of loans and receivables

The credit risks of loans and receivables by loan condition are as follows (Unit: Korean Won in millions):

	December 31, 2012
					Corporates
	Korean treasury and government agencies		Banks		General business		Small and medium sized enterprise		Project financing		Sub-total		Consumers		Total
Loans neither overdue nor impaired	￦	12,665,272	￦	23,958,886	￦	45,484,173	￦	24,998,770	￦	5,683,628	￦	76,166,571	￦	85,665,725	￦	198,456,454
Loans overdue but not impaired		—		—		122,730		157,442		2		280,174		1,158,371		1,438,545
Impaired loans		27		—		1,947,975		647,444		222,900		2,818,319		591,179		3,409,525

Gross loans	￦	12,665,299	￦	23,958,886	￦	47,554,878	￦	25,803,656	￦	5,906,530	￦	79,265,064	￦	87,415,275	￦	203,304,524

Less: Provisions for credit losses		3,176		22,754		1,739,408		584,204		405,548		2,729,160		500,328		3,255,418

Total, net	￦	12,662,123	￦	23,936,132	￦	45,815,470	￦	25,219,452	￦	5,500,982	￦	76,535,904	￦	86,914,947	￦	200,049,106

	December 31, 2011
					Corporates
	Korean treasury and government agencies		Banks		General business		Small and medium sized enterprise		Project financing		Sub-total		Consumers		Total
Loans neither overdue nor impaired	￦	12,653,490	￦	9,405,494	￦	53,429,340	￦	26,391,247	￦	7,041,286	￦	86,861,873	￦	81,848,111	￦	190,768,968
Loans overdue but not impaired		313		3,492		41,838		108,079		8,132		158,049		1,116,066		1,277,920
Impaired loans		—		—		1,653,235		918,166		122,286		2,693,687		519,856		3,213,543

Gross loans	￦	12,653,803	￦	9,408,986	￦	55,124,413	￦	27,417,492	￦	7,171,704	￦	89,713,609	￦	83,484,033	￦	195,260,431

Less: Provisions for credit losses		3,189		12,955		1,764,869		796,834		357,297		2,919,000		416,255		3,351,399

Total, net	￦	12,650,614	￦	9,396,031	￦	53,359,544	￦	26,620,658	￦	6,814,407	￦	86,794,609	￦	83,067,778	￦	191,909,032

a) Credit quality of loans and receivables

The Group manages its loans and receivables that are neither overdue nor impaired through an internal rating system. The value of collateral held is the collateral-allocated amount used when calculating the respective provisions for credit losses. Segregation of credit quality is as follows (Unit: Korean Won in millions):

< December 31, 2012>

					Corporates
	Korean treasury and government agencies		Banks		General business		Small and medium sized enterprise		Project financing		Sub-total		Consumers		Total
Investment grade (*1)	￦	12,662,123	￦	23,935,090	￦	30,053,406	￦	6,519,495	￦	3,259,697	￦	39,832,598	￦	78,736,202	￦	155,166,013
Non-investment grade (*2)		—		1,042		14,459,219		18,198,141		2,115,224		34,772,584		6,711,136		41,484,762

Total	￦	12,662,123	￦	23,936,132	￦	44,512,625	￦	24,717,636	￦	5,374,921	￦	74,605,182	￦	85,447,338	￦	196,650,775

Value of collateral	￦	—	￦	710,319	￦	16,522,772	￦	18,860,306	￦	1,439,663	￦	36,822,741	￦	67,800,370	￦	105,333,430

<December 31, 2011>

					Corporates
	Korean treasury and government agencies		Banks		General business		Small and medium sized enterprise		Project financing		Sub-total		Consumers		Total
Investment grade (*1)	￦	12,649,787	￦	9,367,466	￦	36,594,727	￦	6,147,829	￦	3,263,526	￦	46,006,082	￦	74,847,192	￦	142,870,527
Non-investment grade (*2)		514		25,075		16,175,665		19,905,531		3,437,740		39,518,936		6,826,818		46,371,343

Total	￦	12,650,301	￦	9,392,541	￦	52,770,392	￦	26,053,360	￦	6,701,266	￦	85,525,018	￦	81,674,010	￦	189,241,870

Value of collateral	￦	—	￦	524,238	￦	17,368,373	￦	19,747,568	￦	1,455,022	￦	38,570,963	￦	64,830,655	￦	103,925,856

(*1)	Classified from AAA to BBB for corporates, from level 1 to level 6 for consumers by the internal credit rating
(*2)	Classified from BBB- to C for corporates, from level 7 to level 10 for consumers by the internal credit rating

The Group recognized provisions for credit losses, and for loans and receivables neither overdue nor impaired, amounting to ￦1,805,679 million and ￦1,527,098 million as of December 31, 2012 and December 31, 2011, respectively. These amounts are deducted from the loans and receivables that are neither overdue nor impaired.

b) Aging analysis of loans and receivables

Aging analysis of loans and receivables that are overdue but not impaired and the value of collateral held which the collateral-allocated amount used when calculating the respective provisions for credit losses are as follows (Unit: Korean Won in millions):

<December 31, 2012>

Overdue	Korean treasury and government agencies		Banks		Corporates								Consumers		Total
					General business		Small & medium sized enterprise		Project financing		Sub-total
Less than 30 days	￦	—	￦	—	￦	118,738	￦	111,169	￦	2	￦	229,909	￦	896,298	￦	1,126,207
30 to 60 days		—		—		3,075		27,520		—		30,595		129,440		160,035
60 to 90 days		—		—		494		5,401		—		5,895		66,537		72,432

Total	￦	—	￦	—	￦	122,307	￦	144,090	￦	2	￦	266,399	￦	1,092,275	￦	1,358,674

Value of collateral	￦	—	￦	—	￦	42,232	￦	118,775	￦	—	￦	161,007	￦	868,274	￦	1,029,281

<December 31, 2011>

Overdue	Korean treasury and government agencies		Banks		Corporates								Consumers		Total
					General business		Small & medium sized enterprise		Project financing		Sub-total
Less than 30 days	￦	313	￦	3,490	￦	38,983	￦	77,174	￦	7,708	￦	123,865	￦	892,779	￦	1,020,447
30 to 60 days		—		—		1,636		18,508		—		20,144		98,343		118,487
60 to 90 days		—		—		812		7,162		—		7,974		59,339		67,313

Total	￦	313	￦	3,490	￦	41,431	￦	102,844	￦	7,708	￦	151,983	￦	1,050,461	￦	1,206,247

Value of collateral	￦	—	￦	—	￦	4,118	￦	80,451	￦	—	￦	84,569	￦	789,797	￦	874,366

The Group recognized provisions for credit losses, and for loans and receivables that are overdue but not impaired, amounting to ￦79,871 million and ￦71,673 million as of December 31, 2012 and December 31, 2011, respectively. These amounts are deducted from the loans and receivables that are overdue but not impaired.

c) Individually impaired loans and receivables

Impaired loans and receivables and the collateral value held which the collateral-allocated amount used when calculating the respective provision for loan loss are as follows (Unit: Korean Won in millions):

< December 31, 2012>

	Korean treasury and government agencies		Banks		Corporates								Consumers		Total
					General business		Small & medium sized enterprise		Project financing		Sub-total
Impaired loans	￦	—	￦	—	￦	1,180,538	￦	357,726	￦	126,059	￦	1,664,323	￦	375,334	￦	2,039,657
Value of collateral		—		—		971,812		378,942		60,000		1,410,754		367,436		1,778,190

<December 31, 2011>

	Korean treasury and government agencies		Banks		Corporates								Consumers		Total
					General business		Small & medium sized enterprise		Project financing		Sub-total
Impaired loans	￦	—	￦	—	￦	618,177	￦	393,998	￦	105,433	￦	1,117,608	￦	343,307	￦	1,460,915
Value of collateral		—		—		508,596		485,296		60,000		1,053,892		341,576		1,395,468

The Group recognized provisions for credit losses, and for impaired loans and receivables, amounting to ￦1,369,868 million and ￦1,752,628 million as of December 31, 2012 and December 31, 2011, respectively. These amounts are deducted from the impaired loans and receivables.

6)	Credit quality of debt securities

The Group manages debt securities based on the external credit rating. Credit soundness of debt securities on the basis of External Credit Assessment Institution (“ECAI”)’s rating is as follows (Unit: Korean Won in millions):

	December 31, 2012
	Financial assets at FVTPL (Held for trading)		AFS securities		HTM securities		Total
AAA	￦	2,076,224	￦	7,969,848	￦	13,729,062	￦	23,775,134
AA- ~ AA+		4,218,797		1,673,925		584,261		6,476,983
BBB- ~ A+		313,341		838,485		28,183		1,180,009

Total	￦	6,608,362	￦	10,482,258	￦	14,341,506	￦	31,432,126

	December 31, 2011
	Financial assets at FVTPL (Held for trading)		AFS securities		HTM securities		Total
AAA	￦	3,218,329	￦	7,539,168	￦	14,976,828	￦	25,734,325
AA- ~ AA+		4,240,423		703,079		322,592		5,266,094
BBB- ~ A+		215,822		900,319		101,005		1,217,146

Total	￦	7,674,574	￦	9,142,566	￦	15,400,425	￦	32,217,565

Financial assets at FVTPL and AFS financial assets only represent credit quality of debt securities amount, but excluding equity securities and gold banking assets (Notes 7 and 8).

7)	Geographical and industrial distribution of credit risk

a) Geographical distribution of credit risk

The geographical distribution of credit risk of financial assets, excluding derivative assets, is as follows (Unit: Korean Won in millions):

		December 31, 2012
		Korea		China		USA		UK		Japan		Others		Total
Loans and receivables	Korean treasury and government agencies	￦	12,582,060	￦	—	￦	—	￦	—	￦	—	￦	80,063	￦	12,662,123
	Banks		22,116,886		789,766		198,478		165,178		5,147		660,677		23,936,132
	Corporates		71,574,536		1,479,659		526,363		346,344		405,192		2,203,810		76,535,904
	Consumers		86,057,585		4,602		802,052		8		23,056		27,644		86,914,947

	Sub-total		192,331,067		2,274,027		1,526,893		511,530		433,395		2,972,194		200,049,106

Financial assets at FVTPL	Short-term debt securities		6,608,362		—		—		—		—		—		6,608,362
	Gold banking assets		—		—		—		5,582		—		—		5,582

	Sub-total		6,608,362		—		—		5,582		—		—		6,613,944

AFS financial assets	AFS debt securities		10,284,223		32,370		100,130		—		—		65,535		10,482,258
HTM financial assets	HTM debt securities		14,305,013		—		1,195		—		—		35,298		14,341,506
Off-balance	Guarantee		17,428,993		290,387		189,203		82,999		37,089		1,682,825		19,711,496
	Loan commitments		85,606,447		381,688		6,336		—		27,850		203,910		86,226,231

	Sub-total		103,035,440		672,075		195,539		82,999		64,939		1,886,735		105,937,727

	Total	￦	326,564,105	￦	2,978,472	￦	1,823,757	￦	600,111	￦	498,334	￦	4,959,762	￦	337,424,541

		December 31, 2011
		Korea		China		USA		UK		Japan		Others		Total
Loans and receivables	Korean treasury and government agencies	￦	12,650,614	￦	—	￦	—	￦	—	￦	—	￦	—	￦	12,650,614
	Banks		6,474,989		581,424		263,478		377,874		10,311		1,687,955		9,396,031
	Corporates		81,072,710		1,696,539		671,006		433,509		492,721		2,428,124		86,794,609
	Consumers		82,246,727		1,844		778,639		16		32,022		8,530		83,067,778

	Sub-total		182,445,040		2,279,807		1,713,123		811,399		535,054		4,124,609		191,909,032

Financial assets at FVTPL	Short-term debt securities		7,674,574		—		—		—		—		—		7,674,574
AFS financial assets	AFS debt securities		9,012,716		34,035		81,030		—		—		14,785		9,142,566
HTM financial assets	HTM debt securities		15,297,458		1,817		1,967		—		—		99,183		15,400,425
Off-balance	Guarantee		20,540,769		181,996		210,345		108,222		51,742		1,423,251		22,516,325
	Loan commitments		84,033,075		450,194		5,597		—		19,488		200,625		84,708,979

	Sub-total		104,573,844		632,190		215,942		108,222		71,230		1,623,876		107,225,304

	Total	￦	319,003,632	￦	2,947,849	￦	2,012,062	￦	919,621	￦	606,284	￦	5,862,453	￦	331,351,901

b) Industrial distribution of credit risk

The industrial distribution of credit risk of financial assets, excluding derivative assets, is as follows (Unit: Korean Won in millions):

		December 31, 2012
		Service		Manufacturing		Bank and insurance		Construction		Consumers		Others		Total
Loans and receivables	Korean treasury and government agencies	￦	6,941	￦	—	￦	12,452,415	￦	—	￦	—	￦	202,767	￦	12,662,123
	Banks		373,851		731		23,398,785		50,164		—		112,601		23,936,132
	Corporates		32,113,848		30,136,160		2,801,482		5,136,843		40		6,347,531		76,535,904
	Consumers		7,158,750		1,488,703		6,424		131,875		77,159,219		969,976		86,914,947

	Sub-total		39,653,390		31,625,594		38,659,106		5,318,882		77,159,259		7,632,875		200,049,106

Financial assets at FVTPL	Short-term debt securities		578,199		568,886		5,001,821		—		—		459,456		6,608,362
	Gold banking assets		—		—		—		—		—		5,582		5,582

	Sub-total		578,199		568,886		5,001,821		—		—		465,038		6,613,944

AFS financial assets	AFS debt securities		359,988		14,281		6,695,864		51,886		—		3,360,239		10,482,258
HTM financial assets	HTM debt securities		1,421,406		—		6,563,578		376,815		—		5,979,707		14,341,506
Off-balance	Guarantee		3,912,861		7,047,805		4,942,254		2,174,993		23,065		1,610,518		19,711,496
Loan	commitments		13,290,353		21,369,676		15,686,216		3,887,142		25,172,671		6,820,173		86,226,231

	Sub-total		17,203,214		28,417,481		20,628,470		6,062,135		25,195,736		8,430,691		105,937,727

	Total	￦	59,216,197	￦	60,626,242	￦	77,548,839	￦	11,809,718	￦	102,354,995	￦	25,868,550	￦	337,424,541

		December 31, 2011
		Service		Manufacturing		Bank and insurance		Construction		Consumers		Others		Total
Loans and receivables	Korean treasury and government agencies	￦	43,940	￦	—	￦	12,485,912	￦	—	￦	—	￦	120,762	￦	12,650,614
	Banks		801,357		76,700		6,347,181		50,930		—		2,119,863		9,396,031
	Corporates		31,525,868		35,008,749		8,157,512		5,922,806		—		6,179,674		86,794,609
	Consumers		7,508,052		1,770,533		1,882		183,793		72,645,125		958,393		83,067,778

	Sub-total		39,879,217		36,855,982		26,992,487		6,157,529		72,645,125		9,378,692		191,909,032

Financial assets at FVTPL	Short-term debt securities		345,756		76,139		5,876,523		—		—		1,376,156		7,674,574
AFS financial assets	AFS debt securities		223,645		20,436		4,572,637		41,712		—		4,284,136		9,142,566
HTM financial assets	HTM debt securities		988,307		—		8,634,613		254,871		—		5,522,634		15,400,425
Off-balance	Guarantee		4,161,223		11,629,195		3,544,264		1,958,258		15,395		1,207,990		22,516,325
	Loan commitments		13,357,873		26,061,884		6,680,405		4,071,422		27,550,351		6,987,044		84,708,979

	Sub-total		17,519,096		37,691,079		10,224,669		6,029,680		27,565,746		8,195,034		107,225,304

	Total	￦	58,956,021	￦	74,643,636	￦	56,300,929	￦	12,483,792	￦	100,210,871	￦	28,756,652	￦	331,351,901

(2)	Market risk

Market risk is the possible risk of loss arising from trading activities in the volatility of market factors such as interest rates, stock prices, and foreign exchange rates. Market risk occurs as a result of changes in the interest rates and foreign exchange rates for financial instruments that are not yet settled, and all contracts are exposed to a certain level of volatility according to the interest rates, credit spreads, foreign exchange rates and the price of equity securities.

1)	Market risk management

For trading activities, the Group avoids, bears or mitigates risks by identifying the underlying source of risks, measuring parameters and evaluating their appropriateness.

2)	Market risk measurement

The Group uses both standard-based and internal model-based approach to measure market risk. A standard based risk measurement model is used to calculate individual market risk of owned capital while internal model based risk measurement model is used to calculate general capital market risk and it is used to measure internal risk management measure. The Risk Management Committee allocates owned capital to market risk. The Risk Management department measures the Value at Risk (“VaR”, maximum losses) limit by department and risk factor and loss limit on a daily basis and reports regularly to the Risk Management committee.

3)	Risk Control

At the beginning of each year, the Risk Management Committee establishes the VaR limit, loss limit and risk capital limit for its management purposes. Limit by investment desk/dealer is independently managed to the extent of the limit given to each departments of the Group and the limit by investment and loss cut is managed by risk management personnel with the department.

4)	Sensitivity analysis of market risk

The Group performs sensitivity analysis for both trading and non-trading activities. For trading activities, the Group uses a VaR model which uses certain assumptions of possible fluctuations in market condition and, by conducting simulations of gains and losses, under which the model estimates the maximum losses that may occur. A VaR model predicts based on statistics of possible losses on the portfolio at a certain period currently or in the future. It indicates the maximum expected loss with at least 99% credibility. In short, there exists a one percent possibility that the actual loss might exceed the predicted loss generated from the VaR’s calculation. The actual results are periodically monitored to examine the validity of the assumptions and variables and factors that are used in VaR’s calculations. However, this approach cannot prevent the loss when the market fluctuation exceeds expectation.

For non-trading activities, interest rate earning at risk (“EaR”) and interest rate VaR, which is based on the simulations of the net interest income (“NII”) and net present value (“NPV”), are calculated for the Bank and the risk for all other subsidiaries is measured and managed by the interest rate EaR and the interest rate VaR calculations based on the ‘Gap’ in interest rate per Bank for International Settlements (“BIS”) Framework. NII is a profit based indicator for displaying the profit changes in short term due to the short term interest change. It will be estimated as subtracting the interest expenses of liabilities from the interest income of the assets. NPV is an indicator for displaying the risk in economical view according to the unfavorable changes related to the interest rate. It will be estimated as subtracting the present value of liabilities from the present value of the asset. EaR shows the maximum profit-loss amount, which indicates the maximum deduction amount caused by the unfavorable changes related to the interest rate of certain period of time. Interest rate VaR shows the potential maximum loss generated by the unfavorable changes during certain period of present or future.

a) Trading activities

The minimum, maximum and average VaR for the year ended December 31, 2012 and the year ended December 31, 2011, respectively, and the VaR as of December 31, 2012 and December 31, 2011, respectively, are as follows (Unit: Korean Won in millions):

	As of December 31, 2012		For the year ended December 31, 2012						As of December 31, 2011		For the year ended December 31, 2011
Risk factor			Average		Maximum		Minimum				Average		Maximum		Minimum
Interest rate	￦	3,695	￦	4,200	￦	6,382	￦	2,712	￦	5,066	￦	5,113	￦	7,471	￦	2,878
Stock price		1,608		2,380		3,734		1,180		2,978		3,947		5,608		1,666
Foreign currencies		2,677		2,250		3,585		1,507		2,745		3,332		6,378		1,307
Commodity		13		37		227		3		3		134		773		2
Total risk		2,640		3,720		5,190		2,372		4,402		5,724		9,304		3,331

b) Non-trading activities

The NII and NPV, respectively, are calculated by using the simulation method for the Group and scenarios responding to the interest rate (“IR”) changes are as follows (Unit: Korean Won in millions):

Name of scenario	December 31, 2012				December 31, 2011
	NII		NPV		NII		NPV
Base case	￦	4,345,167	￦	15,465,896	￦	4,847,266	￦	9,959,770
Base case (Prepay)		4,353,380		14,810,722		4,854,961		9,888,303
IR 100bp up		4,548,913		15,059,464		5,059,011		10,024,446
IR 100bp down		4,145,271		15,906,568		4,591,374		9,919,369
IR 200bp up		4,752,686		14,685,193		5,270,755		10,109,386
IR 200bp down		3,930,804		16,385,628		4,250,407		9,907,990
IR 300bp up		4,956,456		14,340,175		5,482,498		10,210,892
IR 300bp down		3,610,274		16,908,408		3,819,860		9,933,636

Meanwhile, The interest rate VaR, which is calculated based on EaR (the Group and subsidiaries’ rates that are not subject to yield with NII and NPV) and the BIS Framework, are as follows (Unit: Korean Won in millions):

December 31, 2012				December 31, 2011
EaR		VaR		EaR		VaR
￦	74,120	￦	9,795	￦	79,381	￦	22,429

5)	Other market risk

a) Interest rate risk

The Group estimates and manages risks related to changes in interest rate due to the difference in the sensitivity of interest-yielding assets and the sensitivity of liabilities. Cash flows of principal amounts and interests from interest bearing assets and liabilities by repricing date are as follows (Unit: Korean Won in millions):

		December 31, 2012
		Within 3 months		4 to 6 months		7 to 9 months		10 to 12 months		1 to 5 years		5 years ~		Total
Asset	Loans and receivables	￦	119,803,614	￦	25,828,123	￦	6,018,666	￦	6,710,838	￦	27,543,554	￦	19,472,485	￦	205,377,280
	AFS financial assets		1,789,313		1,530,780		1,835,259		3,303,496		4,185,222		660,009		13,304,079
	HTM financial assets		2,481,999		1,389,296		1,539,585		582,837		9,243,989		177,320		15,415,026

	Total		124,074,926		28,748,199		9,393,510		10,597,171		40,972,765		20,309,814		234,096,385

Liability	Deposits due to customers		89,378,603		23,933,884		16,288,909		17,169,006		22,168,883		6,546		168,945,831
	Borrowings		12,578,108		1,452,595		272,197		1,195,653		2,107,103		618,703		18,224,359
	Debentures		3,375,287		1,800,826		1,395,289		1,270,543		9,445,119		2,259,225		19,546,289

	Total	￦	105,331,998	￦	27,187,305	￦	17,956,395	￦	19,635,202	￦	33,721,105	￦	2,884,474	￦	206,716,479

		December 31, 2011
		Within 3 months		4 to 6 months		7 to 9 months		10 to 12 months		1 to 5 years		5 years ~		Total
Asset	Loans and receivables	￦	136,542,977	￦	22,852,633	￦	3,549,445	￦	4,514,552	￦	8,981,673	￦	5,708,954	￦	182,150,234
	AFS financial assets		1,799,688		1,261,218		1,713,060		2,759,124		4,883,199		422,508		12,838,797
	HTM financial assets		3,725,852		2,526,982		1,082,027		887,506		8,071,654		96,229		16,390,250
	Total		142,068,517		26,640,833		6,344,532		8,161,182		21,936,526		6,227,691		211,379,281
Liability	Deposits due to customers		92,306,919		21,104,315		16,723,313		15,300,748		20,644,013		163,498		166,242,806
	Borrowings		12,565,728		2,050,186		490,643		2,195,221		2,122,816		681,905		20,106,499
	Debentures		4,769,779		1,258,482		1,126,893		2,109,096		11,329,313		1,264,908		21,858,471
	Total	￦	109,642,426	￦	24,412,983	￦	18,340,849	￦	19,605,065	￦	34,096,142	￦	2,110,311	￦	208,207,776

Repricing date is defined as the date which interest rates of operational funds and procuring funds can be re-adjusted before the expiration date. Analysis based on interest expirations is used to analyze assets and liabilities that cause interest margins and interest costs. However, loans and receivables accounts that are not expected to have interest cash flow due to impairment and other circumstances are excluded from the analysis.

b) Currency risk

Currency risk arises from the financial instrument denominated in foreign currencies other than the functional currency. Therefore, no currency risk arises from non-monetary items or financial instruments denominated in the functional currency.

Financial instruments in foreign currencies exposed to currency risk are as follows (Unit: USD in millions, JPY in millions, CNY in millions, EUR in millions and Korean Won in millions):

		December 31, 2012
		USD			JPY			CNY			EUR			Others		Total
		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Won equivalent		Won equivalent
Asset	Loans and receivables	21,334	￦	22,850,658	211,722	￦	2,641,233	9,698	￦	1,666,823	812	￦	1,149,737	￦	1,300,685	￦	29,609,136
	Financial assets at FVTPL	334		357,621	256		3,198	—		—	1		851		—		361,670
	AFS financial assets	231		246,953	507		6,320	190		32,650	12		17,386		67,946		371,255
	HTM financial assets	6		6,557	—		—	—		—	—		—		29,936		36,493

	Total	21,905	￦	23,461,789	212,485	￦	2,650,751	9,888	￦	1,699,473	825	￦	1,167,974	￦	1,398,567	￦	30,378,554

Liability	Financial liabilities at FVTPL	359	￦	384,030	1,600	￦	19,960	—	￦	—	2	￦	2,558	￦	1,976	￦	408,524
	Deposits	7,253		7,768,616	70,582		880,512	9,157		1,573,975	270		382,785		459,148		11,065,036
	Borrowings	5,817		6,226,308	84,204		1,050,443	527		90,579	524		742,677		59,248		8,169,255
	Debentures	3,691		3,953,731	46,533		580,495	—		—	—		—		613,500		5,147,726
	Other financial liabilities	5,039		5,397,629	13,925		173,710	298		51,167	196		276,980		145,999		6,045,485

	Total	22,159	￦	23,730,314	216,844	￦	2,705,120	9,982	￦	1,715,721	992	￦	1,405,000	￦	1,279,871	￦	30,836,026

	Off-balance sheet items	11,987	￦	12,838,984	39,434	￦	491,943	229	￦	39,353	893	￦	1,264,797	￦	645,819	￦	15,280,896

		December 31, 2011
		USD			JPY			CNY			EUR			Others		Total
		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Foreign currency	Won equivalent		Won equivalent		Won equivalent
Asset	Loans and receivables	19,824	￦	22,863,396	256,803	￦	3,813,929	9,741	￦	1,777,788	816	￦	1,219,539	￦	2,126,750	￦	31,801,402
	Financial assets at FVTPL	347		400,498	233		3,467	—		—	1		1,375		—		405,340
	AFS financial assets	199		229,969	1,102		16,362	186		33,937	15		22,050		36,247		338,565
	HTM financial assets	21		23,867	—		—	10		1,812	—		—		77,288		102,967

	Total	20,391	￦	23,517,730	258,138	￦	3,833,758	9,937	￦	1,813,537	832	￦	1,242,964	￦	2,240,285	￦	32,648,274

Liability	Financial liabilities at FVTPL	424	￦	489,411	1,766	￦	26,226	—	￦	—	2	￦	2,667	￦	—	￦	518,304
	Deposits	6,090		7,023,436	62,491		928,091	8,788		1,603,813	223		333,608		482,261		10,371,209
	Borrowings	7,428		8,567,946	118,747		1,763,584	4		766	851		1,271,226		344,539		11,948,061
	Debentures	3,809		4,392,959	50,019		742,856	—		—	—		—		274,503		5,410,318
	Other financial liabilities	2,440		2,814,563	22,429		333,100	128		23,428	370		552,203		193,964		3,917,258

	Total	20,191	￦	23,288,315	255,452	￦	3,793,857	8,920	￦	1,628,007	1,446	￦	2,159,704	￦	1,295,267	￦	32,165,150

	Off-balance sheet items	12,034	￦	13,878,337	31,268	￦	464,379	123	￦	22,451	641	￦	958,219	￦	595,220	￦	15,918,606

(3)	Liquidity risk

Liquidity risk refers to the risk that the Group may encounter difficulties in meeting obligations from its financial liabilities.

1)	Liquidity risk management

Liquidity risk management is to prevent potential cash shortage as a result of mismatching the use of funds (assets) and sources of funds (liabilities) or unexpected cash outflows.

Assets and liabilities are grouped by account under asset liability management (“ALM”) in accordance with the characteristics of the account. The Group manages liquidity risk by identifying maturity gap and such gap ratio through various cash flows analysis (i.e. based on remaining maturity and contract period, etc.); while maintaining the gap ratio at or below the target limit.

2)	Maturity analysis of non-derivative financial liabilities

a)	The Group’s maturity analysis of non-derivative financial liabilities, cash flows of principals and interests, by remaining contractual maturities are as follows (Unit: Korean Won in millions):

	December 31, 2012
	Within 3 months		4 to 6 months		7 to 9 months		10 to 12 months		1 to 5 years		5 years ~		Total
Financial liabilities at FVTPL	￦	6,095	￦	6,224	￦	86,712	￦	4,351	￦	119,008	￦	192,927	￦	415,317
Deposits due to customers		100,721,088		20,249,085		14,914,128		29,706,152		4,894,999		1,596,475		172,081,927
Borrowings		11,073,988		2,102,232		570,728		1,350,409		2,582,985		617,591		18,297,933
Debentures		2,181,687		1,717,644		1,780,063		1,285,204		10,213,654		2,596,296		19,774,548
Other financial liabilities		12,311,455		12,785		—		—		—		3,924,929		16,249,169

Total	￦	126,294,313	￦	24,087,970	￦	17,351,631	￦	32,346,116	￦	17,810,646	￦	8,928,218	￦	226,818,894

	December 31, 2011
	Within 3 months		4 to 6 months		7 to 9 months		10 to 12 months		1 to 5 years		5 years ~		Total
Financial liabilities at FVTPL	￦	5,835	￦	5,898	￦	5,900	￦	4,330	￦	210,341	￦	191,757	￦	424,061
Deposits due to customers		96,425,171		17,482,780		15,025,139		33,330,322		4,871,864		1,490,642		168,625,918
Borrowings		11,594,987		2,305,798		794,432		2,489,316		2,748,473		678,892		20,611,898
Debentures		3,173,674		1,252,085		1,056,362		2,177,705		12,693,036		1,906,321		22,259,183
Other financial liabilities		10,791,636		23,458		—		—		—		3,963,631		14,778,725

Total	￦	121,991,303	￦	21,070,019	￦	16,881,833	￦	38,001,673	￦	20,523,714	￦	8,231,243	￦	226,699,785

Above maturity analysis includes both principals and interests cash flows by contractual maturities.

b)	Cash flows of principals and interests by expected maturities of non-derivative financial liabilities are as follows (Unit: Korean Won in millions):

	December 31, 2012
	Within 3 months		4 to 6 months		7 to 9 months		10 to 12 months		1 to 5 years		5 years ~		Total
Financial liabilities at FVTPL	￦	6,095	￦	6,224	￦	86,712	￦	4,351	￦	119,008	￦	192,927	￦	415,317
Deposits due to customers		113,653,432		23,342,245		13,544,383		15,877,983		3,881,396		1,053,868		171,353,307
Borrowings		11,074,087		2,102,145		570,714		1,350,409		2,582,985		617,591		18,297,931
Debentures		2,181,687		1,717,644		1,780,063		1,285,204		10,213,654		2,596,296		19,774,548
Other financial liabilities		12,311,455		12,785		—		—		—		3,924,929		16,249,169

Total	￦	139,226,756	￦	27,181,043	￦	15,981,872	￦	18,517,947	￦	16,797,043	￦	8,385,611	￦	226,090,272

	December 31, 2011
	Within 3 months		4 to 6 months		7 to 9 months		10 to 12 months		1 to 5 years		5 years ~		Total
Financial liabilities at FVTPL	￦	5,835	￦	5,898	￦	5,900	￦	4,330	￦	210,341	￦	191,757	￦	424,061
Deposits due to customers		108,096,621		22,148,175		15,420,426		17,086,761		4,023,178		1,132,860		167,908,021
Borrowings		11,594,987		2,305,798		794,432		2,489,316		2,748,473		678,892		20,611,898
Debentures		3,173,674		1,252,085		1,056,362		2,177,705		12,693,036		1,906,321		22,259,183
Other financial liabilities		10,791,636		23,458		—		—		—		3,963,631		14,778,725

Total	￦	133,662,753	￦	25,735,414	￦	17,277,120	￦	21,758,112	￦	19,675,028	￦	7,873,461	￦	225,981,888

Above maturity analysis includes both principal and interest cash flows by expected maturities.

c)	Maturity analysis of derivative financial liabilities is as follows (Unit: Korean Won in millions):

	Within 3 months		4 to 6 months		7 to 9 months		10 to 12 months		1 to 5 years		5 years ~		Total

December 31, 2012	￦	3,164,203	￦	1,377	￦	1,581	￦	1,324	￦	2,560	￦	—	￦	3,171,045
December 31, 2011	￦	3,185,021	￦	(525)	￦	6,209	￦	(678)	￦	16,206	￦	—	￦	3,206,233

Derivatives held for trading are not managed by contractual maturity as they are held for trading or redemption before maturity. Therefore, they are included in the ‘within 3 months’. Cash flows of derivatives instrument held for fair value hedging or cash flow hedging are estimated by cash inflows and outflows.

d)	Maturity analysis of off-balance sheet accounts is as follows (Unit: Korean Won in millions):

Guarantees and loan commitments like guarantees for debenture issuance and guarantees for loans, which are financial guarantees provided by the Group, have expiration dates. However, in case of request of transaction counterparty, the Group will carry out a payment immediately. Details of off-balance sheet items are as follows (Unit: Korea Won in millions):

	December 31, 2012		December 31, 2011
Guarantees	￦	19,711,496	￦	22,516,325
Loan commitments		86,226,231		84,708,979

(4)	Operational risk

The Group defines operational risk as the risk that could cause a negative effect on capital resulting from inadequate internal process, labor work and systematic problem or external factors.

1)	Operational risk management

The Group has been running the operational risk management system under Basel II. The Group developed advanced measurement approached to quantify required capital for operational risk. This system is used for reinforcement in foreign competitions, reducing the amount of risk capitals, managing the risk, and precaution for any unexpected occasions. This system has been tested by the independent third party, and this system approved by the Financial Supervisory Service.

2)	Operational risk measurement

To quantify required capital for operational risk, the Group applies advanced measurement approach using of internal loss data, business environment and internal control factors and scenario analysis. For the risk management over subsidiaries of the Group, the Group uses the basic indicator approach.

(5)	Capital management

The Group follows the capital adequacy standard suggested by the Financial Supervisory Service. This standard is based on Basel II published in 2004, which has been adopted in Korea since 2008. In accordance with banking regulations, the Group is required to maintain a minimum 8% of capital adequacy ratio with high capital risk.

According to the Banking supervision by laws enforcement, the Group’s capital can be clarified into two kinds.

–	Tier 1 capital (Basic capital): Basic capital consists of the capital, capital surplus, retained earnings, the Company’s non-controlling interest (hybrid equity security included), exchange differences in other accumulated comprehensive incomes.

–	Tier 2 capital (Supplement capital): Supplement capital includes revaluation reserves, gains on valuation of AFS securities, 45% of share of other comprehensive income on investment in associates, 70% of the existing revaluation gain of fixed assets of the retained earnings, subordinated term debt more than 5 years, the provision for credit losses under banking supervision regulations.

Risk Weighted Assets is the Group’s assets weighted according to credit risk; errors caused by internal process problems, external occasions and danger of the change in market. The Group calculates risk weighted assets to obey the banking supervisor’s detailed enforcement and BIS percentage to predict the equity capital by adding the basic and complementary capital total.

The Group makes measures to cope with certain level of loss caused by accumulating the equity capital that is exposed to the risk. The Group is testing and using not only the BIS percentage, which is the minimum regulation standard, but also it is using internal standards. An evaluation on capital adequacy is performed to calculate the gap between available capital and economic capital. In addition, analysis on emergent incidents and additional capital requirements are added and applied. The capital adequacy is evaluated for both supervisory and internal management purpose in accordance with the comparison of unexpected loss and the available capital. If the test result from internal capital adequacy shows lack of available capital, the Group is committed to expanding the equity capital and reinforcement of the risk management.

Details of the Group’s capital adequacy ratio as of December 31, 2012 and December 31, 2011 are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Basic capital	￦	15,839,763	￦	15,061,543
Supplement capital		4,664,732		4,268,852

		20,504,495		19,330,395

Risk weighted assets		139,532,913		140,290,486

Capital adequacy ratio		14.70%		13.78%

5.	OPERATING SEGMENTS

The Group’s reporting segments comprise the following customers: consumer banking, corporate banking, investment banking, capital market, and headquarters and others. The reportable segments are classified based on the target customers for whom the service is being provided.

Scope of business
Consumer banking	Loans/deposits and financial services for individual customer

Corporate banking	Loans/deposits and export/import, financial services for corporations

Investment banking	Domestic/foreign investment, structured finance, M&A, equity & fund investment related business, venture advisory related tasks, real estate SOC development practices, etc

Capital market	Fund management, investment securities and derivatives business

Headquarter and others	Sector does not correspond to the above operating segments

The segment operating income, which differs from financial operating income, is evaluated regularly by the Group in deciding how to allocate resources and in assessing performance. The Group’s income tax is not allocated to each segment because this is not directly attributable to the operating segments.

The details of assets and liabilities by each segment are as follows (Unit: Korean Won in millions):

	December 31, 2012
	Consumer banking		Corporate banking		Investment banking		Capital market		Headquarters and others		Sub-total		Inter-segment transaction		Total
Assets	￦	71,919,601	￦	84,989,581	￦	8,016,568	￦	20,548,977	￦	65,187,500	￦	250,662,227	￦	(3,413,876)	￦	247,248,351
Liabilities		41,262,437		129,294,513		111,792		18,346,591		38,460,860		227,476,193		1,206,264		228,682,457

	December 31, 2011
	Consumer banking		Corporate banking		Investment banking		Capital market		Headquarters and others		Sub-total		Inter-segment transaction		Total
Assets	￦	66,573,578	￦	92,128,495	￦	8,372,199	￦	21,961,041	￦	57,313,632	￦	246,348,945	￦	(3,876,783)	￦	242,472,162
Liabilities		66,410,452		99,911,272		94,973		13,594,388		41,031,547		221,042,632		3,303,390		224,346,022

The details of operating income by each segments are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012
	Consumer banking		Corporate banking		Investment banking		Capital market		Headquarters and others		Sub-total		Inter-segment transaction		Total
Net interest income:
Interest income	￦	4,090,920	￦	4,688,083	￦	337,363	￦	288,608	￦	1,750,083	￦	11,155,057	￦	281,403	￦	11,436,460
Interest expense		(1,855,733)		(2,820,879)		(72)		(167,983)		(1,237,360)		(6,082,027)		257,521		(5,824,506)
Inter-segment		(134,749)		534,034		(331,460)		(32,769)		(35,055)		1		(1)		—

Sub-total		2,100,438		2,401,238		5,831		87,856		477,668		5,073,031		538,923		5,611,954

Non-interest income:
Non-interest income		687,246		972,849		340,024		5,759,911		2,254,114		10,014,144		(110,825)		9,903,319
Non-interest expense		(472,581)		(525,046)		(250,453)		(5,777,549)		(1,743,975)		(8,769,604)		(490,958)		(9,260,562)
Inter-segment		13,573		20,515		—		—		(34,088)		—		—		—

Sub-total		228,238		468,318		89,571		(17,638)		476,051		1,244,540		(601,783)		642,757

Other expenses:
Administrative expenses		(1,673,720)		(811,068)		(18,278)		(23,521)		(205,072)		(2,731,659)		4,019		(2,727,640)
Provisions		(118,449)		(1,484,228)		(77,748)		(64,678)		(133,103)		(1,878,206)		50,092		(1,828,114)

Sub-total		(1,792,169)		(2,295,296)		(96,026)		(88,199)		(338,175)		(4,609,865)		54,111		(4,555,754)

Operating income (loss)	￦	536,507	￦	574,260	￦	(624)	￦	(17,981)	￦	615,544	￦	1,707,706	￦	(8,749)	￦	1,698,957

	For the year ended December 31, 2011
	Consumer banking		Corporate banking		Investment banking		Capital market		Headquarters and others		Sub-total		Inter-segment transaction		Total
Net interest income:
Interest income	￦	4,049,332	￦	5,203,936	￦	344,881	￦	505,272	￦	1,584,108	￦	11,687,529	￦	(28,271)	￦	11,659,258
Interest expense		(1,810,688)		(3,147,929)		(11,136)		(180,297)		(1,413,599)		(6,563,649)		632,602		(5,931,047)
Inter-segment		63,958		692,552		(308,245)		(316,579)		(119,634)		12,052		(12,052)		—

Sub-total		2,302,602		2,748,559		25,500		8,396		50,875		5,135,932		592,279		5,728,211

Non-interest income:
Non-interest income		1,669,152		2,945,134		487,772		6,316,802		5,397,679		16,816,539		(383,218)		16,433,321
Non-interest expense		(1,420,772)		(2,528,459)		(480,901)		(6,205,221)		(4,556,095)		(15,191,448)		135,975		(15,055,473)
Inter-segment		12,788		34,909		(33,698)		5,475		(19,186)		288		(288)		—

Sub-total		261,168		451,584		(26,827)		117,056		822,398		1,625,379		(247,531)		1,377,848

Other expenses:
Administrative expenses		(1,600,340)		(749,681)		(20,086)		(20,311)		(58,904)		(2,449,322)		(100,038)		(2,549,360)
Provisions		(146,632)		(707,900)		(366,505)		(6,159)		(565,486)		(1,792,682)		(170,829)		(1,963,511)

Sub-total		(1,746,972)		(1,457,581)		(386,591)		(26,470)		(624,390)		(4,242,004)		(270,867)		(4,512,871)

Operating income (loss)	￦	816,798	￦	1,742,562	￦	(387,918)	￦	98,982	￦	248,883	￦	2,519,307	￦	73,881	￦	2,593,188

Information on financial products and services

The financial products of the Group are classified as interest, non-interest and other goods; however, since this classification has already been reflected in the component of the operating segments above, revenue from external customers is not separately disclosed.

Information on geographical areas

Details of the geographical revenues from external customers and non-current assets are as follows (Unit: Korean Won in millions):

	Revenues from external customers				Non-current assets
	For the year ended December 31, 2012		For the year ended December 31, 2011		December 31, 2012		December 31, 2011
Domestic	￦	20,785,391	￦	27,257,696	￦	3,359,216	￦	3,188,702
Overseas		554,388		834,883		31,898		30,441

Total	￦	21,339,779	￦	28,092,579	￦	3,391,114	￦	3,219,143

Revenues from external customers consist of interest income and non-interest income. Non-current assets consist of investments in associates, investment properties, premises and equipment, and intangible assets.

6.	CASH AND CASH EQUIVALENTS

(1)	Details of cash and cash equivalents are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Cash and checks	￦	2,551,530	￦	2,826,040
Foreign currencies		522,257		464,745
Demand deposits		1,078,519		1,853,893
Fixed deposits		440,844		244,589

Total	￦	4,593,150	￦	5,389,267

(2)	Material transactions not involving cash inflows and outflows are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Changes in investments in associates due to equity swap	￦	75,290	￦	—
Changes in other comprehensive income of investment in associates		1,210		(28,651)
Changes in other comprehensive income of overseas business translation		(74,111)		15,539

7.	FINANCIAL ASSETS AT FVTPL

(1)	Details of financial assets at FVTPL are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Securities in local currency:
Korean treasury and government agencies	￦	457,706	￦	588,452
Financial institutions		1,626,814		2,653,822
Corporates		—		3,977
Equity securities		276,280		282,889
Beneficiary certificates		5,679		—
Commercial Paper (“CP”)		2,877,334		2,139,298
Loaned securities		26,165		19,876
Other securities		—		823

Sub-total		5,269,978		5,689,137

Derivatives instruments assets:
Interest rate derivatives		1,573,332		1,422,915
Currency derivatives		1,297,208		1,867,416
Equity derivatives		57,918		53,706
Other derivatives		5,028		16,346

Sub-total		2,933,486		3,360,383

Other financial assets (Cash Management Account (“CMA”) and CP)		1,646,507		2,268,325
Gold banking assets		5,582		—

Total	￦	9,855,553	￦	11,317,845

(2)	Structured notes of financial assets at FVTPL are as follows (Unit: Korean Won in millions):

	December 31, 2012
	Face value		Carrying value		Potential Risk
Structured notes relating to credit risk:
Synthetic Collateralized Debt Obligation (“CDO”)	￦	32,133	￦	—	Credit risk of underlying assets

	December 31, 2011
	Face value		Carrying value		Potential Risk
Structured notes relating to credit risk:
Synthetic CDO	￦	34,599	￦	—	Credit risk of underlying assets

8.	AFS FINANCIAL ASSETS

(1)	Details of AFS financial assets are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
AFS financial assets in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,365,203	￦	2,478,265
Financial institutions		5,503,457		3,994,503
Corporates		2,330,567		2,390,187
Others		316		369

Sub-total		10,199,543		8,863,324

Equity securities:
Listed stock		444,653		877,036
Unlisted stock		759,145		747,675
Capital contributions		238,055		252,002
Beneficiary certificates		2,451,465		3,511,812

Sub-total		3,893,318		5,388,525

Sub-total		14,092,861		14,251,849

AFS financial assets in foreign currencies:
Debt securities		262,302		199,049
Equity securities		108,954		139,516

Sub-total		371,256		338,565

Loaned securities		20,413		80,193

Total	￦	14,484,530	￦	14,670,607

(2)	Details of unrealized gains or losses on AFS financial assets are as follows (Unit: Korean Won in millions):

	December 31, 2012
	Amortized cost		Gross unrealized gains		Gross unrealized losses		Fair value
AFS financial assets in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,345,127	￦	21,543	￦	(1,467)	￦	2,365,203
Financial institutions		5,488,669		16,146		(1,358)		5,503,457
Corporates		2,315,031		30,286		(14,750)		2,330,567
Others		316		—		—		316

Sub-total		10,149,143		67,975		(17,575)		10,199,543

Equity securities:
Listed stock		412,834		32,255		(436)		444,653
Unlisted stock		584,008		184,430		(9,293)		759,145
Capital contributions		255,448		2,416		(19,809)		238,055
Beneficiary certificates		2,441,735		14,959		(5,229)		2,451,465

Sub-total		3,694,025		234,060		(34,767)		3,893,318

Sub-total		13,843,168		302,035		(52,342)		14,092,861

AFS financial assets in foreign currencies:
Debt securities		262,257		260		(215)		262,302
Equity securities		85,308		30,725		(7,079)		108,954

Sub-total		347,565		30,985		(7,294)		371,256

Loaned securities		19,930		483		—		20,413

Total	￦	14,210,663	￦	333,503	￦	(59,636)	￦	14,484,530

	December 31, 2011
	Amortized cost		Gross unrealized gains		Gross unrealized losses		Fair value
AFS financial assets in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,447,068	￦	31,632	￦	(435)	￦	2,478,265
Financial institutions		3,983,885		11,145		(527)		3,994,503
Corporates		2,384,008		17,271		(11,092)		2,390,187
Others		369		—		—		369

Sub-total		8,815,330		60,048		(12,054)		8,863,324

Equity securities:
Listed stock		453,618		424,510		(1,092)		877,036
Unlisted stock		597,077		154,592		(3,994)		747,675
Capital contributions		252,675		6,219		(6,892)		252,002
Beneficiary certificates		3,443,689		70,705		(2,582)		3,511,812

Sub-total		4,747,059		656,026		(14,560)		5,388,525

Sub-total		13,562,389		716,074		(26,614)		14,251,849

AFS financial assets in foreign currencies:
Debt securities		199,079		117		(147)		199,049
Equity securities		111,639		32,498		(4,621)		139,516

Sub-total		310,718		32,615		(4,768)		338,565

Loaned securities		79,990		203		—		80,193

Total	￦	13,953,097	￦	748,892	￦	(31,382)	￦	14,670,607

(3)	Structured notes of AFS financial assets are as follows (Unit: Korean Won in millions):

	December 31, 2012
	Face value		Carrying value		Potential Risk
Structured notes relating to stock:
Convertible bonds	￦	—	￦	—	Decrease in related stock price
Structured notes relating to credit risk:
Cash CDO		140,112		—	Credit risk of underlying assets
Synthetic CDO		21,422		—	Credit risk of underlying assets

Total	￦	161,534	￦	—

	December 31, 2011
	Face value		Carrying value		Potential Risk
Structured notes relating to stock:
Convertible bonds	￦	11,094	￦	—	Decrease in related stock price
Structured notes relating to credit risk:
Cash CDO		150,865		—	Credit risk of underlying assets
Synthetic CDO		23,066		—	Credit risk of underlying assets

Total	￦	185,025	￦	—

9.	HTM FINANCIAL ASSETS

(1)	Details of HTM financial assets are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
In local currency:
Korean treasury and government agencies	￦	5,527,699	￦	5,131,953
Financial institutions		3,242,394		5,193,115
Corporates		5,534,920		4,972,391

Sub-total		14,305,013		15,297,459

In foreign currencies:
Debt securities		36,493		102,966

Total	￦	14,341,506	￦	15,400,425

(2)	Details of unrealized gains or losses on HTM financial assets are as follows (Unit: Korean Won in millions):

	December 31, 2012
	Amortized cost		Gross unrealized gains		Gross unrealized losses		Fair value
In local currency:
Korean treasury and government agencies	￦	5,527,699	￦	99,011	￦	(5,691)	￦	5,621,019
Financial institutions		3,242,394		14,190		(300)		3,256,284
Corporates		5,534,920		96,855		(3,139)		5,628,636

Sub-total		14,305,013		210,056		(9,130)		14,505,939

In foreign currencies:
Debt securities		36,493		—		—		36,493

Total	￦	14,341,506	￦	210,056	￦	(9,130)	￦	14,542,432

	December 31, 2011
	Amortized cost		Gross unrealized gains		Gross unrealized losses		Fair value
In local currency:
Korean treasury and government agencies	￦	5,131,953	￦	61,079	￦	(1,382)	￦	5,191,650
Financial institutions		5,193,115		11,249		(414)		5,203,950
Corporates		4,972,391		38,215		(4,256)		5,006,350

Sub-total		15,297,459		110,543		(6,052)		15,401,950

In foreign currencies:
Debt securities		102,966		—		—		102,966

Total	￦	15,400,425	￦	110,543	￦	(6,052)	￦	15,504,916

10.	LOANS AND RECEIVABLES

(1)	Details of loans and receivables are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Due from banks	￦	10,087,615	￦	11,860,545
Loans		175,858,518		171,767,085
Other loan and receivables		14,102,973		8,281,402

Total	￦	200,049,106	￦	191,909,032

(2)	Details of due from banks are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Due from banks in local currency:
Due from the BOK	￦	8,624,062	￦	10,166,149
Due from depository institutions		4,216		14,972
Due from non-depository financial institutions		21,426		7,975
Due from Korea Exchange		167		5,659
Others		11,681		12,838
Provisions for credit losses		(1,943)		(2,363)

Sub-total		8,659,609		10,205,230

Due from banks in foreign currencies:
Due from banks on demand in other financial institutions		610,699		618,766
Due from banks on time deposit		408,417		439,266
Others		410,571		599,351
Provisions for credit losses		(1,681)		(2,068)

Sub-total		1,428,006		1,655,315

Total	￦	10,087,615	￦	11,860,545

(3)	Details of restricted due from banks are as follows (Unit: Korean Won in millions):

Financial institution	December 31, 2012		December 31, 2011		Reasons
In local currency:
BOK	￦	8,624,062	￦	10,166,148	Reverse deposits on BOK Act and others
Korea Exchange		250		250	Joint compensation fund for loss incurred
Samsung Securities and others		8,105		7,617	Forward margin and others
Others		13		13	Pledged commission income

Sub-total		8,632,430		10,174,028

In foreign currencies:
BOK		458,990		321,959	Reverse deposits on BOK Act and others
State Bank of Vietnam and others		43,397		66,851	Reserve deposits in foreign branches and others
Central bank of China and others		361,845		499,348	Reserve deposits in foreign subsidiary and others
Central bank of Bangladesh and others		62,762		66,771	Installation deposits of financial institution and others
Macquarie bank		—		512	Collateral for overseas future trading

Sub-total		926,994		955,441

Total	￦	9,559,424	￦	11,129,469

(4)	Details of loans are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Loans in local currency	￦	144,644,933	￦	141,733,063
Loans in foreign currencies		9,505,325		12,024,482
Domestic banker’s usance		4,892,884		5,086,592
Credit card accounts		4,117,401		4,194,926
Bills bought in foreign currencies		4,128,832		5,161,871
Bills bought in local currency		551,901		481,071
Factoring receivables		156,246		206,684
Advances for customers		125,841		33,809
Privately placed bonds		768,557		1,332,594
Loans for debt- equity swap		498		498
Backed loans		315,121		607,598
Call loans		5,217,329		3,099,061
Bonds purchased under repurchase agreements		4,130,934		592,000
Other loans		42,147		48,786
Deferred loan origination fees and costs		229,311		154,131
Present value discount		(20,772)		(22,297)
Fair value hedging adjustment		248		404
Provision for credit losses		(2,948,218)		(2,968,188)

Total	￦	175,858,518	￦	171,767,085

(5)	Details of other receivables are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Cash Management Account (“CMA”)	￦	—	￦	20,000
Accounts receivables		11,432,796		6,149,759
Accrued income		951,616		973,880
Guarantee deposits		1,003,640		965,033
Other assets(*)		1,071,728		608,873
Present value discount of other assets		(53,231)		(57,362)
Provisions for credit losses		(303,576)		(378,781)

Total	￦	14,102,973	￦	8,281,402

(*)	As of December 31, 2012, in accordance with the creditor financial institutions committee agreement the Group concluded, other assets include ￦91,308 million of receivables from other creditor financial institutions which is accounted for as other operating income. On the other hand, as of December 31, 2012, ￦94,205 million of other financial liabilities to be paid by the Group is accounted for as other operating expenses (Notes 25 and 40).

(6)	Changes in provisions for credit losses on loans and receivables are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012
	Loans				Credit cards		Others		Total
	Consumers		Corporates
Beginning balance	￦	(191,447)	￦	(2,657,257)	￦	(119,484)	￦	(383,212)	￦	(3,351,400)
Provisions for credit losses		(171,031)		(1,462,452)		(143,965)		(21,644)		(1,799,092)
Recoveries of written-off loans		(40,997)		(145,140)		(31,498)		(32)		(217,667)
Charge-off		122,316		1,514,708		175,984		843		1,813,851
Sales of loans and receivables and others		8,522		120,764		—		963		130,249
Unwinding effect		13,725		71,754		311		296		86,086
Others		28		(13,538)		479		95,586		82,555

Ending balance	￦	(258,884)	￦	(2,517,161)	￦	(118,173)	￦	(307,200)	￦	(3,255,418)

	For the year ended December 31, 2011
	Loans				Credit card		Others		Total
	Consumers		Corporates
Beginning balance	￦	(171,623)	￦	(3,607,045)	￦	(113,206)	￦	(279,396)	￦	(4,171,270)
Provisions for credit losses		(82,897)		(1,423,443)		(108,995)		(95,318)		(1,710,653)
Recoveries of written-off loans		(26,677)		(1,531)		(31,412)		—		(59,620)
Charge-off		74,271		1,886,423		133,542		618		2,094,854
Sales of loans and receivables and others		8,376		474,404		—		1,296		484,076
Unwinding effect		7,368		124,876		75		6,722		139,041
Others		(265)		(110,941)		512		(17,134)		(127,828)

Ending balance	￦	(191,447)	￦	(2,657,257)	￦	(119,484)	￦	(383,212)	￦	(3,351,400)

(7)	Changes in deferred loan origination fees and costs are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012
	Balance at January 1, 2012		Increase		Decrease		Balance at December 31, 2012
Deferred loan origination fees	￦	(48,563)	￦	(22,396)	￦	34,739	￦	(36,220)
Deferred loan origination costs		202,694		181,999		(119,162)		265,531

	￦	154,131	￦	159,603	￦	(84,423)	￦	229,311

	For the year ended December 31, 2011
	Balance at January 1, 2011		Increase		Decrease		Balance at December 31, 2011
Deferred loan origination fees	￦	(62,619)	￦	(38,856)	￦	52,912	￦	(48,563)
Deferred loan origination costs		132,985		144,640		(74,931)		202,694

	￦	70,366	￦	105,784	￦	(22,019)	￦	154,131

11.	THE FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES

The Group classified and discloses fair value of the financial instruments into the following three-level hierarchy:

•	Level 1: fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities.

•	Level 2: fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities, either directly (i.e. prices) or indirectly (i.e. derived from prices).

•	Level 3: fair value measurements are those derived from valuation technique that include inputs for the assets or liabilities that are not based on observable market data (unobservable inputs).

(1)	Fair value hierarchy of financial assets and liabilities measured at fair value is as follows (Korean Won in millions):

	December 31, 2012
	Level 1		Level 2		Level 3		Total
Financial assets:
Financial assets at FVTPL:
Securities in local currency:
Korean treasury and government agencies	￦	457,369	￦	337	￦	—	￦	457,706
Financial institutions		—		1,626,814		—		1,626,814
Equity securities		276,280		—		—		276,280
Beneficiary certificates		—		5,679		—		5,679
CP		—		2,877,334		—		2,877,334
Loaned securities		26,165		—		—		26,165

Sub-total		759,814		4,510,164		—		5,269,978

Derivatives instruments assets (*):
Interest rate derivatives		—		1,840,802		—		1,840,802
Currency derivatives		—		1,299,152		—		1,299,152
Equity derivatives		319		8,393		49,206		57,918
Other derivatives		—		5,028		—		5,028

Sub-total		319		3,153,375		49,206		3,202,900

Other financial assets (CMA CP)		—		1,646,507		—		1,646,507
Gold banking assets		5,582		—		—		5,582

Total	￦	765,715	￦	9,310,046	￦	49,206	￦	10,124,967

AFS financial assets:
Securities in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,361,133	￦	4,070	￦	—	￦	2,365,203
Financial institutions		—		5,503,457		—		5,503,457
Corporates		—		2,330,567		—		2,330,567
Others		—		316		—		316

Sub-total		2,361,133		7,838,410		—		10,199,543

Equity securities:
Listed stock		347,648		—		97,005		444,653
Unlisted stock		—		—		759,145		759,145
Capital contributions		—		—		238,055		238,055
Beneficiary certificates		—		2,295,203		156,262		2,451,465

Sub-total		347,648		2,295,203		1,250,467		3,893,318

Securities in local currency - sub-total		2,708,781		10,133,613		1,250,467		14,092,861

	December 31, 2012
	Level 1		Level 2		Level 3		Total
Securities in foreign currencies:
Debt securities	￦	19,143	￦	243,159	￦	—	￦	262,302
Equity securities		1,541		—		107,413		108,954

Sub-total		20,684		243,159		107,413		371,256

Loaned securities		20,413		—		—		20,413

Total	￦	2,749,878	￦	10,376,772	￦	1,357,880	￦	14,484,530

Financial liabilities:
Financial liabilities at trading:
Gold banking liabilities		5,582		—		—		5,582
Derivatives instruments liabilities (*):
Interest rate derivatives		—		1,626,853		58		1,626,911
Currency derivatives		—		1,167,900		—		1,167,900
Equity derivatives		—		35,905		335,448		371,353
Other derivatives		—		5,323		—		5,323

Sub-total		—		2,835,981		335,506		3,171,487

Financial liabilities at trading-sub-total		5,582		2,835,981		335,506		3,177,069

Financial liability designated at FVTPL:
Debentures in local currency		—		227,920		—		227,920
Debentures in foreign currencies		—		87,534		—		87,534

Sub-total		—		315,454		—		315,454

Total	￦	5,582	￦	3,151,435	￦	335,506	￦	3,492,523

	December 31, 2011
	Level 1		Level 2		Level 3		Total
Financial assets:
Financial assets held for trading:
Securities in local currency:
Korean treasury and government agencies	￦	588,094	￦	358	￦	—	￦	588,452
Financial institutions		—		2,653,822		—		2,653,822
Corporates		—		3,977		—		3,977
Equity securities		282,889		—		—		282,889
CP		—		2,139,298		—		2,139,298
Loaned securities		19,876		—		—		19,876
Other securities		—		823		—		823

Sub-total		890,859		4,798,278		—		5,689,137

Derivatives instruments assets (*):
Interest rate derivatives		—		1,749,328		—		1,749,328
Currency derivatives		—		1,867,416		—		1,867,416
Equity derivatives		644		21,871		31,191		53,706
Other derivatives		—		16,346		—		16,346

Sub-total		644		3,654,961		31,191		3,686,796

Other financial assets (CMA CP)		—		2,268,325		—		2,268,325

Total	￦	891,503	￦	10,721,564	￦	31,191	￦	11,644,258

AFS financial assets:

	December 31, 2011
	Level 1		Level 2		Level 3		Total
Securities in local currency:
Debt securities:
Korean treasury and government agencies	￦	2,468,525	￦	9,740	￦	—	￦	2,478,265
Financial institutions		—		3,994,503		—		3,994,503
Corporates		—		2,390,187		—		2,390,187
Others		—		369		—		369

Sub-total		2,468,525		6,394,799		—		8,863,324

Equity securities:
Listed stock		399,401		—		477,635		877,036
Unlisted stock		—		—		747,675		747,675
Capital contributions		—		—		252,002		252,002
Beneficiary certificates		—		3,298,460		213,352		3,511,812

Sub-total		399,401		3,298,460		1,690,664		5,388,525

Securities in local currency -sub-total		2,867,926		9,693,259		1,690,664		14,251,849

Securities in foreign currencies:
Debt securities		9,116		189,933		—		199,049
Equity securities		3,449		—		136,067		139,516
Sub-total		12,565		189,933		136,067		338,565

Loaned securities		80,193		—		—		80,193

Total	￦	2,960,684	￦	9,883,192	￦	1,826,731	￦	14,670,607

Financial liabilities:
Financial liabilities at trading:
Borrowings (Securities in short position)	￦	8,105	￦	—	￦	—	￦	8,105
Derivatives instruments liabilities (*):
Interest rate derivatives		—		1,523,437		43		1,523,480
Currency derivatives		—		1,336,230		—		1,336,230
Equity derivatives		80		44,466		283,607		328,153
Other derivatives		—		16,972		—		16,972

Sub-total		80		2,921,105		283,650		3,204,835

Financial liabilities at trading -sub-total		8,185		2,921,105		283,650		3,212,940

Financial liability designated at FVTPL:
Debentures in local currency		—		226,433		—		226,433
Debentures in foreign currencies		—		95,775		—		95,775

Sub-total		—		322,208		—		322,208

Total	￦	8,185	￦	3,243,313	￦	283,650	￦	3,535,148

(*)	Derivative assets and liabilities held for trading and hedging are also included in derivative assets and liabilities.

The amounts of equity securities carried at cost which do not have a quoted market price in an active market and cannot be measured reliably at fair value are ￦36,864 million and ￦92,891 million as of December 31, 2012 and December 31, 2011, respectively. These securities are unmarketable or unquoted equity instruments which were invested to special purposed entity such as asset securitization specialty and are included in level 3 of unlisted stock and capital contributions. They are carried at cost because it is practically difficult to get financial information for valuation, or probabilities and range of cash flows of the unlisted equity securities cannot be measured reliably. The Group has no plan to sell these financial instruments in near future.

For the years ended December 31, 2012 and 2011, ￦11,752 million and ￦5,484 million respectively, were derecognized due to disposal. The related gains are ￦5,384 million and ￦139 million for the years ended December 31, 2012 and December 31, 2011 respectively.

Financial assets and liabilities at FVTPL, AFS financial assets, held-for-trading financial assets and liabilities and derivative assets and liabilities are recognized at fair value. Fair value is the amount for which an asset could be exchanged, or a liability settled, between knowledgeable, willing parties in an arm’s length transaction.

Financial instruments are measured at fair value using a quoted market price in active markets. If there is no active market for a financial instrument, the Group establishes the fair value using valuation techniques. Fair value measurement methods for each type of financial instruments are as follows:

Fair value measurement technique

Financial assets and liabilities at FVTPL	Financial assets and liabilities at FVTPL are measured at fair value using a price quoted by a third party, such as a pricing service, or using valuation techniques.

Held-for-trading financial assets and liabilities and AFS financial assets

Held-for-trading financial assets and liabilities and AFS financial assets are measured at fair value using a quoted market price in an active market. If a quoted market price is not available, they are measured by using a price quoted by a third party, such as a pricing service or using valuation techniques.

HTM financial assets	HTM financial assets are measured by using a price quoted by a third party, such as a pricing service.

Loans and receivables	Loans and receivables are measured by discounting expected future cash flows at a market interest rate of other loans with similar condition.

Derivative assets and liabilities	Derivatives are measured at fair value using a quoted market price in an active market. If a quoted market price is not available, they are measured at fair value using valuation techniques.

Deposits due to customers and borrowings

Deposits due to customers and borrowings are measured at fair value using discounting expected future cash flows at the interest rate of bond issued by the Group. However, if the carrying value is not significantly different from the fair value, it assumes that the carrying value is equal to the fair value.

Debentures

The fair value of issued bond shall be measured at the present value of cash flows using the swap interest rates. For some financial instruments, the fair value estimated by specialists, the third party, can be used.

(2)	Changes in financial assets and liabilities classified into Level 3 are as follows (Unit: Korean Won in millions):

	Transfer into/out of level 3 for the year ended December 31, 2012
	January 1, 2012		Net income		Other comprehensive income (loss)		Purchases/ Issuances		Disposals/ Settlements		Transfer to or from level 3		December 31, 2012
Financial assets:
Financial assets at FVTPL:
Financial assets held for trading
Derivatives assets:
Equity derivatives	￦	31,191	￦	18,015	￦	—	￦	—	￦	—	￦	—	￦	49,206

AFS financial assets:
Listed stock in local currency		477,635		367,269		(370,282)		87,924		(466,199)		658		97,005
Unlisted stock in local currency		747,675		(138)		24,539		29,208		(42,139)		—		759,145
Capital contributions in local currency		252,002		(2,323)		(16,720)		31,484		(26,388)		—		238,055
Equity securities in foreign currencies		136,067		(6,771)		(4,167)		5,224		(22,940)		—		107,413
Beneficiary certificates		213,352		74,463		(38,521)		14,137		(111,887)		4,718		156,262

Sub-total	￦	1,826,731	￦	432,500	￦	(405,151)	￦	167,977	￦	(669,553)	￦	5,376	￦	1,357,880

Financial liabilities:
Financial liabilities at FVTPL:
Derivative liabilities:
Interest rate derivatives	￦	43	￦	232	￦	—	￦	—	￦	(217)	￦	—	￦	58
Equity derivatives		283,607		26,325		—		84,548		(59,032)		—		335,448

Sub-total	￦	283,650	￦	26,557	￦	—	￦	84,548	￦	(59,249)	￦	—	￦	335,506

Out of the amounts recognized in net income for the year ended December 31, 2012, the net loss of ￦61,608 million, which is included in gain or loss on financial instruments at fair value through profit or loss and gain or loss on available-for-sale financial assets in the comprehensive income statements, is included in profit or loss for financial instrument held as of December 31, 2012.

	Transfer into/out of level 3 for the year ended December 31, 2011
	January 1, 2011		Net income		Other comprehensive income (loss)		Purchase/ issuance		Disposals/ Settlements		Transfer to or from level 3		December 31, 2011
Financial assets:
Financial assets at FVTPL:
Financial assets held for trading:
Derivatives assets:
Equity derivatives	￦	4,778	￦	6,267	￦	—	￦	22,915	￦	(2,769)	￦	—	￦	31,191
Credit derivatives		—		46		—		—		(46)		—		—

Sub-total		4,778		6,313		—		22,915		(2,815)		—		31,191

AFS financial assets:
Listed stock in local currency		1,074,958		915,643		(479,974)		6,767		(1,039,759)		—		477,635
Unlisted stock in local currency		640,966		15,115		23,577		136,645		(58,558)		(10,070)		747,675
Capital contributions in local currency		209,976		1,352		15,696		83,536		(58,558)		—		252,002
Equity securities in foreign currencies		138,628		(10,071)		13,270		6,978		(12,738)		—		136,067
Beneficiary certificates		164,774		(477)		6,120		23,182		(927)		20,680		213,352

Sub-total		2,229,302		921,562		(421,311)		257,108		(1,170,540)		10,610		1,826,731

Financial liabilities:
Financial liabilities at FVTPL:
Derivative liabilities:
Interest rate derivatives		—		24		—		20		(1)		—		43
Equity derivatives		311,631		(51,281)		—		213,332		(190,075)		—		283,607
Credit derivatives		1,600		(2,532)		—		—		932		—		—

Sub-total	￦	313,231	￦	(53,789)	￦	—	￦	213,352	￦	(189,144)	￦	—	￦	283,650

Out of the amounts recognized in net income for the six month ended December 31, 2011, amounts related to assets and liabilities that the Group currently holds are the net loss of ￦20,254 million, which is included in gain or loss on financial instruments at fair value through profit or loss and gain or loss on available-for-sale financial assets in the comprehensive income statements, is included in profit or loss for financial instrument held as of December 31, 2011.

(3)	The Group performed the sensitivity analysis for the level 3 financial instruments which fair value would be measured differently upon reasonably possible alternative assumptions. The Group classified the effect from changes upon the alternative assumptions into favorable effect and unfavorable effect and presented the most favorable effect or the most unfavorable effect in the table hereunder. Based on the types of the level 3 financial instruments, the changes upon the assumptions would affect either net income (loss) or other comprehensive income (loss). As such, the changes in the assumptions to measure fair value of equity derivatives and interest rate derivatives would affect current performance. On the other hand, the changes in the assumption for equity securities, equity investments, and beneficiary certificates would affect other comprehensive income.

The following table shows the sensitivity analysis to disclose the effect of reasonably possible alternative assumptions on the fair value of a level 3 financial instruments for the year ended December 31, 2012 (Unit: Korean Won in millions):

	For the year ended December 31, 2012
	Net income (loss)				Other comprehensive income (loss)
	Favorable		Unfavorable		Favorable		Unfavorable
Financial assets:
Financial assets held for trading:
Derivatives instruments assets (*1)	￦	9,241	￦	(9,083)	￦	—	￦	—
Financial assets designed at FVTPL:
AFS Financial Assets:
Equity securities (*2)		—		—		116,488		(47,998)
Beneficiary certificates (*3)		—		—		1,953		(1,896)

Total		9,241		(9,083)		118,441		(49,894)

Financial liabilities:
Financial liabilities held for trading:

Derivative liabilities (*1)	￦	9,450	￦	(9,843)	￦	—	￦	—

(*1)	Fair value changes of equity derivatives and financial assets designed at FVTPL are calculated by increasing or decreasing historical fluctuation rate of stock price and correlation by 10%. The historical fluctuation rate of stock price and correlation are major unobservable variables.
(*2)	Fair value changes of equity securities are calculated by increasing or decreasing growth rate (0~1%) and discount rate (-1~1%) or liquidation value (-1~1%) and discount rate (-1~1%). The growth rate, discount rate, and liquidation value are major unobservable variables.
(*3)	Fair value changes of beneficiary certificates are calculated by increasing or decreasing price fluctuation of trust property and discount rate by 1%, respectively. The price fluctuation of trust property and discount rate are major unobservable variables.

(4)	Fair value and carrying amount of financial assets and liabilities that are recorded at amortized cost are as follows (Unit: Korean Won in millions):

	December 31, 2012
	Fair value		Carrying amount
Financial assets:
HTM financial assets	￦	14,542,432	￦	14,341,506
Loans and receivables		201,980,659		200,049,106

Financial liabilities:
Deposits due to customers		168,091,771		168,007,679
Borrowings		17,478,699		17,445,898
Debentures		18,875,761		17,841,978
Other financial liabilities		20,721,298		20,721,110

	December 31, 2011
	Fair value		Carrying amount
Financial assets:
HTM financial assets	￦	15,504,916	￦	15,400,425
Loans and receivables		193,429,738		191,909,032

Financial liabilities:
Deposits due to customers		164,044,745		164,092,476
Borrowings		19,109,619		19,174,642
Debentures		20,094,790		19,811,813
Other financial liabilities		16,347,046		16,346,969

12.	TRANSFER OF FINANCIAL INSTRUMENTS

The Group derecognized the transferred loans in the consolidated financial statements but has continuing participation in them. Nature of participation, book value and fair value of loans and maximum exposure of losses incurred from the continuous participation are as follows;

	Type of continuous involvement	Book value of continuous participation	Fair value of continuous participation	Maximum exposure on loss
KAMCO tenth Asset Securitization Specialty (“KAMCO specialty”)	Acquisition of subordinated bonds issued by KAMCO specialty	1,746	1,930	1,746
Conditional disposal of loans to KAMCO	Guarantee against loss on transferred assets by the Group (*1)	—	—	709

(*1)	The transferred assets are not settled yet as therefore the cash flow upon the settlement are not determinable as of December 31, 2012 The maximum exposure on loss presents the carrying amounts of assets at the date when they were transferred. The Group derecognized the transferred assets although the Group retains substantially all such risks and rewards since these assets were transferred before the date of the transition to K-IFRS.
In addition, Financial- instruments such as bond sold under repurchase agreements and loaned securities which is not eliminated entirely are described in Note 19.

13.	INVESTMENTS IN ASSOCIATES

(1)	Investments in associates are as follows (Unit: Korean Won in millions):

					December 31, 2012
Investee	Location	Capital		Main business	Number of shares owned	Percentage of owner- ship(%)	Financial statements as of
Kumho Tires Co., Ltd. (*1) (*2)	Korea	￦	631,300	Manufacturing	22,514,800	17.8	December 31
Woori Blackstone Korea Opportunity Private Equity Fund 1(*3)	Korea		421,000	Securities investment	90,297,987,131	21.4	December 31
Woori Service Networks Co., Ltd. (*4) (*6)	Korea		500	Freight & staffing	4,704	4.9	November 30
Woori Private Equity Fund	Korea		184,200	Securities investment	53,286	28.9	December 31
Korea Credit Bureau Co., Ltd. (*4)	Korea		10,000	Credit information	144,000	7.2	December 31
Korea Finance Security Co., Ltd. (*4) (*6)	Korea		6,000	Security service	183,870	15.3	November 30
United PF 1st Corporate Financial Stability (*4)	Korea		1,081,400	Securities investment	190,650	18.0	December 31
LIG E&C Co., Ltd.	Korea		16,500	Construction	755,946	23.2	-
Hyunjin Co., Ltd.	Korea		38,400	Construction	1,667,600	21.7	-
Chin Hung International Inc. (*2) (*6)	Korea		225,100	Construction	125,052,000	27.8	November 30
Pi city co., Ltd	Korea		20,600	Construction	871,631	21.1	-
Orient Shipyard Co., Ltd	Korea		2,300	Shipbuilding Industry	465,050	23.0	-
Phoenix Digital Tech Co., Ltd (*5)	Korea		2,000	Manufacturing	73,160	18.3	December 31
Poong Lim Industrial Co., Ltd	Korea		67,500	Construction	4,316,176	31.6	-
CNK Co., Ltd	Korea		300	Manufacturing	74,261	30.8	-

	December 31, 2011
Investee	Number of shares owned	Percentage of owner- ship(%)	Financial statements as of
Kumho Tires Co., Ltd. (*1) (*2)	22,514,800	21.2	December 31
Woori Blackstone Korea Opportunity Private Equity Fund 1st(*3)	75,400	21.4	December 31
Woori Service Networks Co., Ltd. (*4) (*6)	4,704	4.9	December 31
Woori Private Equity Fund	64,508	28.9	December 31
Korea Credit Bureau Co., Ltd. (*4)	144,000	7.2	December 31
Korea Finance Security Co., Ltd. (*4) (*6)	183,870	15.3	December 31
United PF 1st Corporate Financial Stability (*4)	148,000	18.5	December 31
LIG E&C Co., Ltd.	755,946	23.2	-
Hyunjin Co., Ltd.	1,667,600	21.7	-

The Group acquired 755,946 shares (equity: 23.2%) of LIG E&C Co., Ltd., 1,667,600 shares (equity: 21.7%) of Hyunjin Co. Ltd. for the year ended December 31, 2011 and 871,631 shares (equity: 21.1%) of Pi City Co. Ltd.,

465,050 shares (equity: 23.0%) of Orient Shipyard Co., Ltd. and 74,261 shares (equity : 30.8%) of CNK Co., Ltd. for the year December 31, 2012 by using debt to equity swap to reduce debts being written off. There was no investment as of December 31, 2011 and December 31, 2012. In addition, the Group holds 125,052,000 shares (ownership: 27.8%) of Chin Hung International Inc. 73,160 shares (ownership : 18.3%) of Phoenix Digital Tech Co., Ltd and 4,316,126 shares (ownership : 31.6%) of Poong Lim Industrial Co., Ltd by using debt to equity swap for the year as of December 31, 2012.

(*1)	The Group has significant influence on Kumho Tire Co., Inc. because it has potential voting rights which are estimated about 20.7% when exercised.
(*2)	Besides Kumho Tire Co., Ltd. and Chin Hung International Inc., there are no other investments in associates for which there are published price quotations. The market price per share of Kumho Tire Co., Ltd. as of December 31, 2012 and December 31, 2011. is ￦13,000 and ￦10,400, respectively and the market price per share of Chin Hung International Inc. as of December 31, 2012 is ￦648, respectively.

(*3)	As a result of stock split, the par value per share was decreased from ￦1,000,000 to ￦1 and the total number of outstanding shares is increased for the year ended December 31, 2012.
(*4)	The Group can participate in decision making process and has the significant influence over the financial and operating policy decisions of Korea Credit Bureau Co., Ltd. and United PF 1st Corporate Financial Stability by business relationship. And, the majority of the important transactions of Korea Finance Security and Woori Service Networks Co., Ltd. are mainly arranged with the Group.
(*5)	The Group has a significant influence on Phoenix Digital Tech Co., Ltd. because it has voting rights about 25.1%.
(*6)	The fiscal year of the associate under equity method ends November 30 of each year. Any significant transactions or events that occurred between November 31, 2012 to December 31, 2012, the reporting period end date of investment company were appropriately reflected.

(2)	Excluded entity from associates, although it’s percentage of ownership is higher than 20% as of December 31, 2012, is as follows:

Associate	Number of shares owned	Percentage of ownership
Vogo 2-2 Special Purpose Entity (*)	24,187,282,362	34.6%

(*)	The entity is excluded from the associates because substantially the Group has no significant influence over the investee company although it’s percentage of ownership on common share is higher than 20%.

(3)	Changes in carrying value of investments in associates accounted for using the equity method are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012
Investee	Acquisition cost		January 1, 2012		Gain (loss) on valuation		Acquisition		Disposition and others		Dividends		Capital		Other changes		December 31, 2012
Kumho Tires Co., Inc.	￦	113,204	￦	111,357	￦	16,647	￦	—	￦	—	￦	—	￦	3,323	￦	24,702	￦	156,029
Woori Blackstone Korea Opportunity Private Equity Fund 1		90,298		76,828		9,883		16,301		(1,403)		(2,484)		—		—		99,125
Woori Service Networks Co., Ltd.		24		98		38		—		—		(7)		—		—		129
Woori Private Equity Fund		53,286		32,475		(7,286)		—		(11,222)		—		1,184		—		15,151
Korea Credit Bureau Co., Ltd.		3,600		3,012		283		—		—		—		(264)		—		3,031
Korea Finance Security Co., Ltd.		758		3,468		831		—		—		(55)		—		—		4,244
United PF 1st Corporate Financial Stability		191,617		149,099		8,815		43,617		—		—		—		(167)		201,364
Chin Hung International Inc.		60,275		—		(4,103)		60,275		—		—		51		—		56,223
Phoenix Digital Tech Co., Ltd.		538		—		2,319		538		—		—		(2,698)		400		559
Poong Lim Industrial Co., Ltd.		14,477		—		—		14,477		—		—		—		—		14,477

Total	￦	528,077	￦	376,337	￦	27,427	￦	135,208	￦	(12,625)	￦	(2,546)	￦	1,596	￦	24,935	￦	550,332

	For the year ended December 31, 2011
Investee	Acquisition cost		January 1, 2011		Gain (loss) on valuation		Acquisition		Disposition and others		Dividends		Capital		Other changes		December 31, 2011
Kumho Tire Co., Inc.	￦	113,204	￦	113,204	￦	(12,952)	￦	—	￦	—	￦	—	￦	(3,560)	￦	14,665	￦	111,357
BC Card Co., Ltd.		10,876		136,270		—		—		(80,625)		—		(24,788)		(30,857)		—
Woori Blackstone Korea Opportunity Private Equity Fund 1		75,400		24		2,704		74,100		—		—		—		—		76,828
Woori Service Networks Co., Ltd.		24		104		6		—		—		(12)		—		—		98
Woori Private Equity Fund		64,508		50,637		(15,315)		—		(2,487)		—		(360)		—		32,475
Korea Credit Bureau Co., Ltd.		3,600		2,554		458		—		—		—		—		—		3,012
Korea Finance Security Co., Ltd.		758		3,436		87		—		—		(55)		—		—		3,468
United PF 1st Corporate Financial Stability		148,000		—		1,099		148,000		—		—		—		—		149,099

Total	￦	416,370	￦	306,229	￦	(23,913)	￦	222,100	￦	(83,112)	￦	(67)	￦	(28,708)	￦	(16,192)	￦	376,337

(4)	Financial information of investments in associates accounted for using the equity method is as follows (Unit: Korean Won in millions):

	December 31, 2012
Investee	Assets		Liabilities		Operating revenue		Net income (Net loss)
Kumho Tire Co., Inc.	￦	4,782,299	￦	3,893,931	￦	4,047,691	￦	120,584
Woori Blackstone Korea Opportunity Private Equity Fund 1		463,839		1,687		51,321		44,918
Woori Service Networks Co., Ltd.		4,383		1,774		12,874		1,140
Woori Private Equity Fund		1,522,818		1,453,866		210,079		(25,189)
Korea Credit Bureau Co., Ltd.		55,944		13,834		47,660		5,019
Korea Finance Security Co., Ltd.		29,363		1,666		42,196		5,703
United PF 1st Corporate Financial Stability		1,153,268		17,685		98,873		48,241
Phoenix Digital Tech Co., Ltd		24,435		21,388		18,497		7,328
Chin Hung International Inc.		581,766		456,016		480,238		(62,617)

	December 31, 2011
Investee	Assets		Liabilities		Operating revenue		Net income (Net loss)
Kumho Tire Co., Inc.	￦	4,634,196	￦	4,112,068	￦	3,946,765	￦	(39,354)
Woori Blackstone Korea Opportunity Private Equity Fund 1		358,946		750		17,971		12,608
Woori Service Networks Co., Ltd.		3,541		1,552		11,492		697
Woori Private Equity Fund		1,540,494		1,394,267		376,243		(52,881)
Korea Credit Bureau Co., Ltd.		51,484		9,650		41,409		6,380
Korea Finance Security Co., Ltd.		24,446		1,812		42,790		1,069
United PF 1st Corporate Financial Stability		836,104		30,162		48,117		5,942

As there is no investment amount on LIG E&C Co., Ltd, Hyunjin Co., Ltd., Pi city co., Ltd, Orient Shipyard Co., Ltd and Poong Lim Industrial Co., Ltd. as of December 31, 2012 and reliable financial information is not available, financial information of these associates is not included in summarized financial information.

14.	INVESTMENT PROPERTIES

(1)	Investment in properties are held by the Group to obtain rental income or profit through market value. The current status of investment in properties are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Cost of purchases or appraised value	￦	357,347	￦	357,263
Accumulated depreciation		(11,165)		(7,804)

Net carrying value	￦	346,182	￦	349,459

(2)	Changes in investment properties are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Beginning balance	￦	349,459	￦	366,874
Disposition		—		(11,780)
Depreciation		(3,437)		(3,433)
Impairment loss		79		(2,212)
Transfer to properties for business use		147		—
Foreign currencies translation adjustment		(66)		11
Others		—		(1)

Ending balance	￦	346,182	￦	349,459

(3)	Fair value of investment properties as of December 31, 2012 are as follows (Unit: Korean Won in millions):

Classification	The latest revaluation date	Land		Building		Total
Woori Finance Sangam Center and others	December 31, 2009	￦	252,090	￦	139,873	￦	391,963

The fair value of investment properties is determined by the assessment performed by Korea Appraisal Board, the independent appraiser who has proper qualification and experience. In addition, the above appraised value includes the amount of portion used for business by the Group.

(4)	For the year ended December 31, 2012 and 2011, the revenue occurred from investment properties is ￦13,468 million and ￦16,553 million, and the operating expenses directly related to the investment properties that generate rental fee amount to ￦1,882 million and ￦1,830 million, respectively.

15.	PREMISES AND EQUIPMENT

(1)	Details of premises and equipment are as follows (Unit: Korean Won in millions):

	December 31, 2012
	Land		Building		Properties for business use		Structures in leased office		Construction in progress		Total
Cost of purchases or appraised value	￦	1,517,728	￦	772,646	￦	393,929	￦	317,088	￦	3,680	￦	3,005,071
Accumulated depreciation		—		(68,084)		(291,259)		(260,048)		—		(619,391)

Net carrying value	￦	1,517,728	￦	704,562	￦	102,670	￦	57,040	￦	3,680	￦	2,385,680

	December 31, 2011
	Land		Building		Properties for business use		Structures in leased office		Construction in progress		Total
Cost of purchases or appraised value	￦	1,519,991	￦	736,786	￦	362,705	￦	287,242	￦	2,832	￦	2,909,556
Accumulated depreciation		—		(44,527)		(275,295)		(243,774)		—		(563,596)

Net carrying value	￦	1,519,991	￦	692,259	￦	87,410	￦	43,468	￦	2,832	￦	2,345,960

(2)	Details of changes in premises and equipment are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012
	Land		Building		Properties for business use		Structures in leased office		Construction in progress		Total
Beginning balance	￦	1,519,991	￦	692,259	￦	87,410	￦	43,468	￦	2,832	￦	2,345,960
Foreign currencies translation adjustment		(95)		(248)		(842)		(443)		(37)		(1,665)
Acquisition		2,742		30,710		54,201		35,361		8,835		131,849
Disposition		(3,925)		(838)		(383)		(1,531)		—		(6,677)
Depreciation		—		(24,041)		(38,115)		(23,249)		—		(85,405)
Classified to assets held for sale		(937)		290		—		—		—		(647)
Transfer (*1)		(48)		6,430		269		—		(7,950)		(1,299)
Others		—		—		130		3,434		—		3,564

Ending balance	￦	1,517,728	￦	704,562	￦	102,670	￦	57,040	￦	3,680	￦	2,385,680

	For the year ended December 31, 2011
	Land		Building		Properties for business use		Structures in leased office		Construction in progress		Total
Beginning balance	￦	1,520,737	￦	690,814	￦	79,910	￦	41,474	￦	1,451	￦	2,334,386
Foreign currencies translation adjustment		15		28		71		183		—		297
Acquisition		3,449		24,776		40,797		20,704		2,812		92,538
Disposition		(2,728)		(429)		(596)		(535)		—		(4,288)
Depreciation		—		(21,748)		(32,772)		(19,685)		—		(74,205)
Impairment loss		—		(59)		—		—		—		(59)
Classified to assets held for sale		(1,482)		(1,123)		—		—		—		(2,605)
Transfer (*1)		—		—		—		—		(1,431)		(1,431)
Others		—		—		—		1,327		—		1,327

Ending balance	￦	1,519,991	￦	692,259	￦	87,410	￦	43,468	￦	2,832	￦	2,345,960

(*)	￦1,152 million and ￦1,431 million are transferred to other intangible assets, for the years ended December 31, 2012 and 2011, respectively. And ￦147 million is transferred to investment properties for the year ended December 31, 2012.

16.	INTANGIBLE ASSETS

(1)	Details of intangible assets are as follows (Unit: Korean Won in millions):

	December 31, 2012
	Development costs		Software		Industrial property rights		Core deposits		Others		Membership Deposits (*)		Total
Cost of purchases or appraised value	￦	14,619	￦	789	￦	287	￦	3,153	￦	346,617	￦	12,427	￦	377,892
Accumulated depreciation		(12,697)		(427)		(121)		(2,917)		(251,466)		—		(267,628)
Accumulated impairment losses		—		—		—		—		—		(1,344)		(1,344)

Net carrying value	￦	1,922	￦	362	￦	166	￦	236	￦	95,151	￦	11,083	￦	108,920

	December 31, 2011
	Development costs		Software		Industrial property rights		Core deposits		Others		Membership Deposits (*)		Total
Cost of purchases or appraised value	￦	14,590	￦	766	￦	239	￦	3,395	￦	338,311	￦	11,701	￦	369,002
Accumulated depreciation		(11,417)		(298)		(89)		(2,801)		(207,010)		—		(221,615)

Net carrying value	￦	3,173	￦	468	￦	150	￦	594	￦	131,301	￦	11,701	￦	147,387

(*)	Membership deposits include golf clubs and condominium membership deposits and, for this intangible asset, the exact period of useful life cannot be measured. Therefore, the Group has recognized impairment loss for the membership deposits since the recoverable amount is lower than the carrying amount.

(2)	Details of changes in intangible assets are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012
	Development cost		Software		Industrial property rights		Core deposit		Others		Membership deposit		Total
Beginning balance	￦	3,173	￦	468	￦	150	￦	594	￦	131,301	￦	11,701	￦	147,387
Foreign currencies translation adjustment		(1)		—		—		(26)		(212)		(168)		(407)
Acquisition		76		23		48		—		7,722		1,554		9,423
Depreciation		(1,326)		(129)		(32)		(332)		(44,746)		—		(46,565)
Impairment loss		—		—		—		—		—		(1,771)		(1,771)
Reversal of impairment loss		—		—		—		—		—		110		110
Disposal		—		—		—		—		(66)		(343)		(409)
Transfer (*1)		—		—		—		—		1,152		—		1,152

Ending balance	￦	1,922	￦	362	￦	166	￦	236	￦	95,151	￦	11,083	￦	108,920

	For the year ended December 31, 2011
	Goodwill		Development cost		Software		Industrial property rights		Core deposit		Others		Membership deposit		Total
Beginning balance	￦	209	￦	5,169	￦	157	￦	131	￦	922	￦	20,425	￦	12,353	￦	39,366
Foreign currencies translation adjustment		(6)		3		—		—		(2)		235		(124)		106
Acquisition		—		18		402		47		—		156,733		254		157,454
Depreciation		—		(1,999)		(91)		(28)		(326)		(46,658)		—		(49,102)
Impairment loss		(203)		—		—		—		—		—		—		(203)
Disposal		—		(18)		—		—		—		(865)		(782)		(1,665)
Transfer (*1)		—		—		—		—		—		1,431		—		1,431

Ending balance	￦	—	￦	3,173	￦	468	￦	150	￦	594	￦	131,301	￦	11,701	￦	147,387

(*)	￦1,152 million and ￦1,431 million are transferred from construction in progress for the year ended December 31, 2012 and 2011, respectively.

17.	OTHER ASSETS

Details of other assets are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Suspense receivables:
Suspense receivables in foreign currencies	￦	—	￦	20,049

Sub-total		—		20,049

Advance payments		407		—
Prepaid expenses:
Prepaid expenses in local currency		165,390		189,169
Prepaid expenses in foreign currencies		8,346		11,475
Unearned interest of prepaid expenses		153		188

Sub-total		173,889		200,832

Others:
Supplies and others		3,576		4,094

Non-operative assets:
Non-operative real properties		588		555

Total	￦	178,460	￦	225,530

18.	ASSETS HELD FOR SALE

In accordance with K-IFRS No. 1105 ‘Non-current assets held for sale and discontinued operations’, the Group reclassified certain assets into assets held for sale as of January 1, 2010. Assets held for sale of ￦1,239 million and ￦2,258 million are recorded as of December 31, 2012 and December 31, 2011, respectively.

19.	ASSETS SUBJECTED TO LIEN AND ASSETS ACQUIRED THROUGH A FORECLOSURE

(1)	Details of assets subjected to lien are as follows (Unit: Korean Won in millions):

		December 31, 2012
		Collateral given to	Amount	Reason for collateral
Due from banks		Samsung Securities and others	￦5,989	Deposits for futures margin and others
Financial assets at FVTPL	Financial institutions debt securities and others	Merrill Lynch and others	353,818	Substitute securities and others
AFS financial assets	Korean treasury and government agencies bonds	Nomura Securities and others	291,504	Bonds sold under repurchase agreements(*)
Financial institutions debt securities and others		BOK and others	1,334,106	Limitation on total loan exposure and others
HTM financial assets	Korean treasury and government agencies bonds	Nomura Securities and others	943,694	Bonds sold under repurchase agreements(*)
Korean treasury and government agencies bonds and others		BOK and others	3,867,577	Limitation on total loan exposure and others
Loans		Postal Saving Bank of China	87,069	Collateral for borrowings

		Total	￦6,883,757

		December 31, 2011
		Collateral given to	Amount	Reason for collateral
Due from banks		Samsung Securities and others	￦12,965	Deposits for futures margin and others
Financial assets at FVTPL	Financial institutions debt securities and others	Merrill Lynch and others	395,019	Substitute securities and others
AFS financial assets	Korean treasury and government agencies bond	Nomura Securities and others	251,509	Bonds sold under repurchase agreements(*)
Financial institutions debt securities and others		BOK and others	589,562	Limitation on total loan exposure and others
HTM financial assets	Korean treasury and government agencies bonds	Nomura Securities and others	986,262	Bonds sold under repurchase agreements(*)
Korean treasury and government agencies bonds and others		BOK and others	4,926,496	Limitation on total loan exposure and others
Loans		Postal Saving Bank of China	80,536	Collateral for borrowings

		Total	￦7,242,349

(*)	It’s debt securities sold under the agreement that the seller repurchases those at the agreed price or the sale price plus additional amounts at specified rate. As such, the debt securities are not derecognized from the consolidated statements of financial position. The buyer of these debt securities has right to sell and pledge without constraints. As the debt securities are not derecognized, the related transferred amount are recorded as a liability, which is debt securities sold under repurchasement agreement.

(2)	The building whose carrying amounts are ￦588 million and ￦555 million, respectively, as of December 31, 2012 and December 31, 2011, was acquired through a foreclosure.

(3)	Details of loaned securities as of December 31, 2012 and December 31, 2011 are as follows (Unit: Korean Won in millions):

		December 31, 2012		December 31, 2011		Loaned to
Financial assets at FVTPL	Korean treasury and government agencies bonds	￦	—	￦	19,876	Korea Securities Depository
	Listed stock		26,165		—	Samsung Securities
AFS financial assets	Korean treasury and government agencies bonds		20,413		80,193	Korea Securities Depository

	Total	￦	46,578	￦	100,069

Loaned securities are loans of specific securities to borrowers who agree to return a like quantity of the same security. As the Group does not derecognize these securities, there is no liabilities relates to loaned securities.

(4)	Collaterals held with right to sell and pledge without constraints

Fair value of the collaterals held with right to sell and pledge without constraints as of December 31, 2012 and December 31, 2011 are as follows (Unit: Korean Won in millions):

	December 31, 2012
	Fair value of Collaterals		Fair value of the collaterals held with right to sell and pledge without constraints
Securities	￦	4,173,360	￦—

	December 31, 2011
	Fair value of Collaterals		Fair value of the collaterals held with right to sell and pledge without constraints
Securities	￦	605,058	￦—

20.	FINANCIAL LIABILITIES AT FVTPL

(1)	Financial liabilities at FVTPL are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Financial liabilities held for trading	￦	3,153,242	￦	3,187,358
Financial liabilities designated at FVTPL		315,454		322,208

Total	￦	3,468,696	￦	3,509,566

(2)	Details of financial liabilities held-for-trading are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Borrowings:
Securities in short position	￦	—	￦	8,105
Derivative liabilities:
Interest rate derivatives		1,612,424		1,500,077
Currency derivatives		1,167,900		1,334,051
Stock derivatives		362,013		328,153
Other derivatives		5,323		16,972

Sub-total		3,147,660		3,179,253
Deposits
Gold banking liabilities		5,582		—

Total	￦	3,153,242	￦	3,187,358

(3)	Details of financial liabilities designated at FVTPL are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Debentures:
Debentures in local currency	￦	227,920	￦	226,433
Debentures in foreign currencies		87,534		95,775

Total	￦	315,454	￦	322,208

A portion of liabilities which do not meet the definition of financial liabilities held for trading is designated as financial instrument at FVTPL by using fair value option to eliminate or significantly reduce a measurement or recognition inconsistency that would otherwise arise from recognizing assets and liabilities on a different basis.

(4)	Credit risk adjustments to financial liabilities designated at FVTPL are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Financial liabilities designated at FVTPL	￦	315,454	￦	322,208
Changes in fair value for credit risk adjustments		(23,142)		6,462
Accumulated changes in credit risk adjustments		(49,612)		(26,470)

(5)	Differences of the financial liabilities at FVTPL’s carrying amount and face amount at maturity are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Carrying amount	￦	315,454	￦	322,208
Face amount at maturity		290,333		296,498

Difference	￦	25,121	￦	25,710

21.	DEPOSITS DUE TO CUSTOMERS (“ DEPOSITS”)

(1)	Details of deposits by interest type are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Deposits in local currency:
Deposits on demand:
Interest bearing	￦	2,534,985	￦	2,450,041
Non-interest bearing		8,155,043		8,401,386

Sub-total		10,690,028		10,851,427

Money trust		898		892
Deposits at termination		140,593,204		137,613,700
Mutual installment		64,959		82,823

Sub-total		151,349,089		148,548,842

Certificate of deposits		1,144,569		959,458
Other deposits:
Deposits on notes payable		2,940,580		2,479,546
Deposits on CMA		1,518,282		1,752,379

Sub-total		4,458,862		4,231,925

Deposits in foreign currencies:
Interest bearing		10,071,993		9,178,643
Non-interest bearing		993,043		1,192,566

Sub-total		11,065,036		10,371,209

Present value discount		(9,877)		(18,958)

Total	￦	168,007,679	￦	164,092,476

(2)	Details of deposits by customers are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Individuals	￦	55,386,597	￦	53,634,183
Corporations		54,410,817		50,557,685
Other banks		21,490,959		22,427,121
Government agencies		14,142,455		12,938,301
Other financial institutions		8,123,948		7,337,791
Government		3,049,380		6,269,995
Non-profit corporations		4,275,326		4,204,331
Educational organizations		2,642,535		2,509,585
Foreign corporations		1,522,774		1,333,507
Others		2,972,765		2,898,935
Present value discount		(9,877)		(18,958)

Total	￦	168,007,679	￦	164,092,476

22.	BORROWINGS AND DEBENTURES

(1)	Details of borrowings are as follows (Unit: Korean Won in millions):

	December 31, 2012
	Lender	Interest rate (%)	Amount
Borrowings in local currency:
Borrowings from the BOK	BOK	1.3	￦	519,965
Borrowing from government funds	Small & medium Business Corporation and others	0.0 ~ 3.5		1,843,071
Others	Seoul Metropolitan Government and others	0.0 ~ 3.8		2,144,822

	Sub-total			4,507,858

Borrowings in foreign currencies	Commerz Bank AG and others	0.0 ~ 10.5		6,966,540
Call-money	Banks and others	0.2 ~ 4.4		4,505,094
Bonds sold under repurchase agreements	Others	1.5 ~ 21.2		890,367
Bills sold	Others	0.0 ~ 3.5		82,624
Securitized borrowings	Others	2.7 ~ 4.8		494,600
Present value discount				(1,185)

Total			￦	17,445,898

	December 31, 2011
	Lender	Interest rate (%)	Amount
Borrowings in local currency:
Borrowings from the BOK	BOK	1.5	￦	651,854
Borrowing from government funds	Korea Environment Management Corporation and others	0.0 ~ 3.8		1,936,670

	Sub-total			2,588,524

Others	Korea Finance Corporation and others	0.8 ~ 3.7		2,090,819
Borrowings in foreign currencies	Wilshire State Bank and others	0.3 ~ 5.6		9,862,373
Call-money	Banks and others	0.2 ~ 4.7		2,908,505
Bonds sold under repurchase agreements	Others	2.2 ~ 21.2		985,141
Bills sold	Others	0.0 ~ 3.7		96,453
Securitized borrowings	Others	2.7 ~ 7.8		644,900
Present value discount				(2,073)

Total			￦	19,174,642

(2)	Details of other monetary organizations’ borrowings are as follows (Unit: Korean Won in millions):

	December 31, 2012
	BOK		General banks		Others		Total
Borrowings in local currency	￦	519,965	￦	—	￦	—	￦	519,965
Borrowings in foreign currencies		—		6,961,979		—		6,961,979
Call-money		—		572,094		3,933,000		4,505,094
Bonds sold under repurchase agreements		—		32,133		856,009		888,142

Total	￦	519,965	￦	7,566,206	￦	4,789,009	￦	12,875,180

	December 31, 2011
	BOK		General banks		Others		Total
Borrowings in local currency	￦	651,854	￦	2,350	￦	—	￦	654,204
Borrowings in foreign currencies		—		9,785,599		76,177		9,861,776
Call-money		—		1,046,292		1,862,213		2,908,505
Bonds sold under repurchase agreements		—		—		982,530		982,530

Total	￦	651,854	￦	10,834,241	￦	2,920,920	￦	14,407,015

(3)	Details of debentures are as follows (Unit: Korean Won in millions):

	December 31, 2012			December 31, 2011
	Interest rate (%)	Amount		Interest rate (%)	Amount
Carrying value of bond:
Ordinary bonds	1.3 ~ 10.5	￦	12,497,440	0.5 ~ 10.5	￦	14,901,618
Subordinated bonds	3.4 ~ 10.3		5,380,317	4.7 ~ 10.3		4,950,864

Discount on bonds			(35,779)			(40,669)

Total		￦	17,841,978		￦	19,811,813

23.	PROVISIONS

(1)	Details of provisions are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Provisions for guarantees (*)	￦	405,729	￦	437,557
Provisions for unused commitments		139,970		116,444
Provision for credit card points		6,416		701
Other provisions		13,899		19,603
Asset retirement obligation		13,427		11,080
Retirement benefit obligation		65,937		22,227

	￦	645,378	￦	607,612

(*)	Provision for guarantee is including provision for financial guarantee of ￦95,049 million and ￦186,638 million as of December 31, 2012 and December 31, 2011, respectively.

(2)	Changes in provisions except asset retirement obligation and retirement benefit obligation are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012
	Provisions for guarantees	Provisions for unused commitments	Provisions for credit card points	Other provisions	Total
Beginning balance	￦437,557	￦116,444	￦701	￦19,603	￦574,305
Provisions provided	51,870	26,370	27,078	18	105,336
Provisions used and others	(41,202)	(150)	(21,363)	(3,051)	(65,766)
Others	34,426	—	—	—	34,426
Reversal of unused amount	(77,087)	(2,543)	—	(2,671)	(82,301)
Foreign exchange translation adjustment	165	(151)	—	—	14

Ending balance	￦405,729	￦139,970	￦6,416	￦13,899	￦566,014

	For the year ended December 31, 2011
	Provisions for guarantees	Provisions for unused commitments	Provisions for credit card points	Other provisions	Total
Beginning balance	￦284,599	￦152,355	￦10,721	￦30,879	￦478,554
Provisions provided	147,120	2,391	9,339	1,379	160,229
Provisions used and others	(35,248)	1	(19,359)	(12,655)	(67,261)
Others	46,450	—	—	—	46,450
Reversal of unused amount	(5,251)	(38,310)	—	—	(43,561)
Foreign exchange translation adjustment	(113)	7	—	—	(106)

Ending balance	￦437,557	￦116,444	￦701	￦19,603	￦574,305

(3)	Changes in asset retirement obligation are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Beginning balance	￦	11,080	￦	18,159
Provisions provided		1,561		617
Provisions used		(847)		(342)
Discount rate adjustment		1,605		(7,377)
Amortization		28		23

Ending balance	￦	13,427	￦	11,080

24.	RETIREMENT BENEFIT OBLIGATION

(1)	Details of retirement benefit obligation are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Present value of defined benefit obligation	￦	384,098	￦	234,663
Fair value of plan assets		(318,161)		(212,436)

Retirement benefit obligation	￦	65,937	￦	22,227

(2)	Details of post-employee benefits recognized in net income are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Current service cost	￦	89,374	￦	82,794
Interest cost		10,734		7,464
Expected return of plan assets		(11,124)		(5,697)
Actuarial loss (gain)		63,745		16,320
Past service cost		232		—
Losses on the curtailment or settlement		(41)		(299)

	￦	152,920	￦	100,582

For the years ended December 31, 2012 and 2011, the Group appropriate its contribution retirement benefit at the expense of ￦2,196 million and ￦2,439 million, respectively.

(3)	Changes in present value of defined benefit obligation are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Beginning balance	￦	234,663	￦	139,539
Service cost		89,374		82,794
Interest cost		10,734		7,464
Actuarial loss (gain)		62,301		15,361
Foreign currencies translation adjustments		2		104
Retirement benefit paid		(11,084)		(9,035)
Past service cost		232		—
Losses on the curtailment or settlement		(2,208)		(1,564)
Others		84		—

Ending balance	￦	384,098	￦	234,663

(4)	Changes in the fair value of plan assets are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Beginning balance	￦	212,436	￦	116,423
Expected return on plan assets		11,124		5,697
Actuarial loss (gain)		(1,444)		(959)
Employer’s contributions		105,591		96,377
Retirement benefit paid		(7,107)		(3,643)
Curtailment or settlement		(2,055)		(1,265)
Others		(384)		(194)

Ending balance	￦	318,161	￦	212,436

(5)	Actuarial assumptions used in retirement benefit obligation assessment are as follows:

	December 31, 2012	December 31, 2011
Discount rate	3.82%	4.76%
Inflation rate	2.35%	2.30%
Expected rate of return on plan assets	4.49%	4.49%
Future wage growth rate	5.66%	5.31%
Mortality ratio	Issued by Korea Insurance Development Institute

Expected rate of return on plan assets as of December 31, 2012 and December 31, 2011, which were considered with the expect rate of return on retirement pension, retirement trust and retirement insurances, are calculated as 4.49%, respectively.

(6)	Details of plan assets are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Time deposits	￦	300,180	￦	205,432
Others		17,981		7,004

Total	￦	318,161	￦	212,436

(7)	The realized returns on plan assets for the year ended in December 31, 2012 and 2011 are ￦9,680 million and ￦4,738 million, respectively.

(8)	Details of retirement benefit obligation for recent 3 years are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011		December 31, 2010
Retirement benefit obligation recognized	￦	65,937	￦	22,227	￦	23,116
Present value of retirement benefit obligation		384,098		234,663		139,539

Fair value of plan assets	￦	(318,161)	￦	(212,436)	￦	(116,423)

25.	OTHER FINANCIAL LIABILITIES AND OTHER LIABILITIES

Other financial liabilities and other liabilities are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Other financial liabilities:
Accounts payable	￦	11,171,472	￦	6,112,868
Accrued expenses		2,543,730		2,651,400
Other financial liabilities(*)		122,563		59,377
Differences on discount for the present value of the other financial liabilities		(1,428)		(3,195)
Borrowing from trust accounts		3,549,776		2,381,862
Deposits		270,176		256,725
Agency business revenue		341,430		153,701
Domestic exchanges payable		161,620		2,968,232
Foreign exchanges payables		876,165		694,362
Others on credit cards		112,394		101,106
Agency and others		1,573,212		970,531

Sub-total		20,721,110		16,346,969

Other liabilities:
Unearned income		154,572		209,026
Other miscellaneous liabilities		229,105		235,523

Sub-total		383,677		444,549

Total	￦	21,104,787	￦	16,791,518

(*)	In accordance with the creditor financial institutions committee agreement, ￦94,205 million to be paid to other creditor financial institutions is included in other financial liabilities as of December 31, 2012 (Notes 10 and 40).

26.	DERIVATIVES

(1)	Details of derivative assets and derivative liabilities are as follows (Unit: Korean Won in millions):

	December 31, 2012
	Notional amount		Assets						Liabilities
			Fair value hedge		Cash flow hedge		For trading		Fair value hedge		Cash flow hedge		For trading
Interest rate:
Futures	￦	152,098	￦	—	￦	—	￦	—	￦	—	￦	—	￦	—
Swaps		144,578,001		267,470		—		1,547,622		6,158		8,329		1,591,188
Long options		1,755,000		—		—		25,710		—		—		—
Short options		1,532,297		—		—		—		—		—		21,236

Currency:
Futures		1,459,974		—		—		—		—		—		—
Forwards		43,172,343		—		—		451,040		—		—		461,480
Swaps		20,902,012		—		1,944		674,963		—		—		686,457
Long options		1,146,439		—		—		171,205		—		—		—
Short options		1,144,362		—		—		—		—		—		19,963

Equity:
Futures		34,593		—		—		—		—		—		—
Long options		637,892		—		—		57,918		—		—		—
Short options		1,167,123		—		—		—		9,340		—		362,013

Others:
Forwards		14,897		—		—		139		—		—		285
Swaps		56,388		—		—		3,042		—		—		2,964
Long options		164,638		—		—		1,847		—		—		—
Short options		180,594		—		—		—		—		—		2,074

Total	￦	218,098,651	￦	267,470	￦	1,944	￦	2,933,486	￦	15,498	￦	8,329	￦	3,147,660

	December 31, 2011
	Notional amount		Assets						Liabilities
			Fair value hedge		Cash flow hedge		For trading		Fair value hedge		Cash flow hedge		For trading
Interest rate:
Futures	￦	298,253	￦	—	￦	—	￦	—	￦	—	￦	—	￦	—
Swaps		176,139,868		326,413		—		1,386,661		12,885		10,518		1,469,153
Long options		2,445,000		—		—		36,254		—		—		—
Short options		2,771,136		—		—		—		—		—		30,924

Currency:
Futures		1,065,618		—		—		—		—		—		—
Forwards		35,359,148		—		—		749,082		—		—		311,625
Swaps		27,243,579		—		—		722,915		—		2,179		995,488
Long options		1,957,680		—		—		395,419		—		—		—
Short options		1,890,912		—		—		—		—		—		26,938

Equity:
Futures		18,945		—		—		—		—		—		—
Long options		591,620		—		—		53,706		—		—		—
Short options		1,177,223		—		—		—		—		—		328,153

Others:
Futures		300		—		—		—		—		—		—
Forwards		10,516		—		—		239		—		—		253
Swaps		157,938		—		—		4,424		—		—		4,926
Long options		234,408		—		—		11,683		—		—		—
Short options		239,000		—		—		—		—		—		11,793

Total	￦	251,601,144	￦	326,413	￦	—	￦	3,360,383	￦	12,885	￦	12,697	￦	3,179,253

The above disclosure includes all derivatives regardless of the financial instrument categories. Derivatives held for trading purpose are classified into financial assets or liabilities at FVTPL (see notes 7 and 20) and derivatives for hedging are stated as a separate line item at the consolidated statements of financial position.

Fair value hedge is applied to avoid the risk of fluctuations in the fair value of financial assets and liabilities due to stock price and interest rate fluctuations. There are AFS financial assets for hedging of stock price fluctuations and AFS financial assets and debentures for hedging of interest rate fluctuations. Stock option is used to hedge for stock price fluctuations and interest rate swap is used to hedge for interest rate fluctuations when the risk is recognized specifically.

Cash flow hedge is applied to avoid the risk of fluctuations in the cash flow of financial assets and liabilities due to exchange rate and interest rate fluctuations. There is AFS financial assets and borrowings for hedging of exchange rate and interest rate. Currency swap is used to hedge for exchange rate fluctuations and interest rate swap is used to hedge for interest rate fluctuations when the risk is recognized specifically.

The amounts of credit value adjustment (“CVA”) for the derivative assets as of December 31, 2012 and December 31, 2011 are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Derivative assets before CVA	￦	3,397,920	￦	3,781,585
CVA		(195,020)		(94,789)

Fair value of derivative assets	￦	￦3,202,900	￦	￦3,686,796

(2)	Gains or losses on valuation of derivatives are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Hedged items:
Gain on fair value hedges	￦	43,879	￦	4,921
Loss on fair value hedges		(43,817)		(200,455)

Total	￦	62	￦	(195,534)

Hedging instruments:
Gain on derivatives	￦	39,232	￦	193,374
Loss on derivatives		(49,956)		(10,514)

Total	￦	(10,724)	￦	182,860

27.	DAY 1 PROFITS AND LOSSES

Changes in deferred day 1 profits and losses are as follows (Unit: Korean Won in millions):

	For the year ended December 31
	2012		2011
Beginning balance	￦	4,570	￦	5,300
New transactions		1,817		4,580
Amounts recognized in net income		(3,209)		(5,310)

Ending balance	￦	3,178	￦	4,570

Although no observable elements were available in active market to determine fair value of the financial instruments, valuation techniques were utilized to determine fair value of such instruments. These financial instruments are recorded at fair values at the time of purchase even though there were differences noted on the transaction price and fair value obtained from valuation techniques. The table above shows the total amount of differences yet to be recognized in net income.

28.	CAPITAL STOCK, HYBRID EQUITY SECURITIES AND CAPITAL SURPLUS

(1)	Capital stock, hybrid equity securities and capital surplus are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Capital stock:
Common stock	￦	3,479,783	￦	3,479,783
Preferred stock		350,000		350,000
Hybrid equity securities		1,681,807		1,681,807
Capital Surplus:
Capital in excess of par value		346,880		346,880
Other capital surplus		465,136		465,136

Total	￦	6,323,606	￦	6,323,606

(2)	The number of authorized shares is as follows:

	December 31, 2012		December 31, 2011

Authorized shares of capital stock		3,000,000,000 shares		3,000,000,000 shares
Par value	￦	5,000	￦	5,000
Issued shares of Common stock		695,956,580 shares		695,956,580 shares
Preferred stock		70,000,000 shares		70,000,000 shares

(3)	Hybrid equity securities classified as equity are as follows (Unit: Korean Won in millions):

	Issue date	Maturity	Interest Rates (%)	December 31, 2012		December 31, 2011
Local currency	2008. 6. 20.	2038. 6. 20.	7.7	￦	254,632	￦	254,632
	2009. 3. 31.	2039. 3. 31.	6.7		499,999		499,999
Foreign currency	2007. 5. 2.	2037. 5. 2.	6.2		927,176		927,176

				￦	1,681,807	￦	1,681,807

The Group can exercise its right to early repayment after five or ten years after issuing hybrid equity securities and, at the date of maturity, the contractual agreements allow the Group to indefinitely extend the maturity date with the same contractual terms. In addition, if the Group decides not to pay the dividends of common share at general shareholder’s meeting, the Group may not pay interest on the hybrid equity securities.

(4)	Details of capital surplus are as follows (Unit: Korean Won in millions):

		December 31, 2012		December 31, 2011
Capital in excess of par value	Capital in excess of par value and stock issue cost	￦	346,880	￦	346,880

Other capital surplus	Increase by acquisition of banking segment of formerly Peace Bank		31,903		31,903
	Gain on disposal of subsidiary stock (formerly Woori Investment Trust Management Co., Ltd.)		17,392		17,392
	Loss on disposal of subsidiary stock (formerly Woori Investment Securities Co., Ltd.)		(55,369)		(55,369)
	Increase by merger with formerly Woori Investment Bank Co., Ltd.		138,682		138,682
	Increase by merger with formerly Woori Card		330,395		330,395
	Increase by additional acquisition of interests in P.T. Bank Woori Indonesia		2,133		2,133

	Sub-total		465,136		465,136

	Total	￦	812,016	￦	812,016

29.	OTHER EQUITY

Changes in other equity are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012
	Beginning balance		Increase (decrease) on valuation (*)		Reclassification adjustments(*)		Income tax effect		Ending balance
Gain (loss) on valuation of AFS financial assets	￦	543,428	￦	74,596	￦	(528,454)	￦	118,033	￦	207,603
Share of other comprehensive gain (loss) on associates		(1,491)		1,597		—		(387)		(281)
Gain (loss) on valuation of cash flow hedge		(2,430)		983		—		—		(1,447)
Gain (loss) on overseas business translation and others		(1,122)		(99,522)		—		25,412		(75,232)

Total	￦	538,385	￦	(22,346)	￦	(528,454)	￦	143,058	￦	130,643

	For the year ended December 31, 2011
	Beginning balance		Increase (decrease) on valuation (*)		Reclassification adjustments(*)		Income tax effect		Ending balance
Gain (loss) on valuation of AFS financial assets	￦	939,938	￦	100,304	￦	(581,215)	￦	84,401	￦	543,428
Share of other comprehensive gain (loss) on associates		20,857		(3,920)		(24,788)		6,360		(1,491)
Gain (loss) on valuation of cash flow hedge		(9,298)		7,617		(749)		—		(2,430)
Gain (loss) on overseas business translation and others		(13,237)		15,818		—		(3,703)		(1,122)

Total	￦	938,260	￦	119,819	￦	(606,752)	￦	87,058	￦	538,385

(*)	For the change in gain or loss on valuation of AFS financial assets, increase (decrease) in valuation represents the change from the valuation for the period, and reclassification adjustments show disposal or recognition of impairment losses on AFS financial assets.

30.	RETAINED EARNINGS

(1)	Retained earnings as of December 31, 2012 and December 31, 2011 are as follows (Unit: Korean Won in millions):

		December 31, 2012		December 31, 2011
Legal Reserve	Legal reserve	￦	1,406,364	￦	1,208,332
	Other legal reserve		63,016		59,595

	Sub-total		1,469,380		1,267,927

Voluntary Reserve	Business rationalization reserve		8,000		8,000
	Reserve for financial structure improvement		235,400		235,400
	Additional reserve		7,176,544		6,799,544
	Regulatory reserve for credit loss		1,123,866		—
	Revaluation reserve		761,650		—
	Other voluntary reserve		9,900		6,100

	Sub-total		9,315,360		7,049,044

Retained earnings before appropriation			1,319,294		2,939,236

	Total	￦	12,104,034	￦	11,256,207

1)	Legal reserve

In accordance with the Act of Banking Law, legal reserve are appropriated at least one tenth of the earnings after tax on every dividend declaration, not exceeding paid in capital. This reserve may not be used other than for offsetting a deficit or transferring to capital.

2)	Other legal reserve

Other legal reserves were appropriated in the branches located in Japan, Vietnam and Bangladesh, according to the banking laws of Japan, Vietnam and Bangladesh, and may be used to offset any deficit incurred in those branches.

3)	Business rationalization reserve

Pursuant to the Tax Exemption and Reduction Control Law, the Group was previously required to appropriate, as a reserve for business rationalization, amounts equal to tax reductions arising from tax exemptions and tax credits up to December 31, 2001. The requirement was no longer effective from 2002.

4)	Reserve for financial structure improvement

In 2002, the Finance Supervisory Services recommended banks in Korea to appropriate at least ten percent of net income after accumulated deficit for financial structure improvement until simple capital ratio equals 5.5 percent. This reserve is not available for payment of cash dividends; however, it can be used to reduce a deficit or be transferred to capital.

5)	Additional reserve and other voluntary reserve

Additional reserve and other voluntary reserve were appropriated for capital adequacy and other management purposes.

6)	Regulatory reserve for credit loss

In accordance with Article 29 of the Regulation on Supervision of Banking Business (“RSBB”), if provisions for credit loss under K-IFRS for the accounting purpose are lower than provisions under RSBB, the Group discloses such short fall amount as regulatory reserve for credit loss.

7)	revaluation reserve

Revaluation reserve is the amount of limited dividends set by the board of directors to be recognized as complementary capital when the gain or loss occurred in the property revaluation by adopting K-IFRS.

(2)	The changes in retained earnings for the year ended December 31, 2012 and 2011 are as follows (Unit: Korean Won in millions):

	For the year ended December 31
	2012		2011
Beginning balance	￦	11,256,207	￦	9,718,577
Net income attributable to shareholder		1,447,904		2,068,544
Dividend and others		(600,077)		(530,914)

Ending balance	￦	12,104,034	￦	11,256,207

31.	REGULATORY RESERVE FOR CREDIT LOSS

In accordance with Article 29 of the RSBB, if the estimated provisions for credit loss determined in accordance with K-IFRS 1039 ‘Financial instruments: Recognition and Measurement’ is lower than those in accordance with the provisions under RSBB, the Group shall disclose the difference as the regulatory reserve for credit loss.

(1)	Balance of the regulatory reserve for credit losses is as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Beginning balance	￦	1,123,866	￦	—
Amount estimated to be appropriated		259,055		1,123,866

Ending balance	￦	1,382,921	￦	1,123,866

(2)	Planned reserve provided, adjusted net income after the planned reserve provided and adjusted earnings per share after the planned reserve provided are as follows (Unit: Korean Won in millions, except for earning per share amount):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Net income	￦	1,448,575	￦	2,069,371
Planned reserves provided		259,055		610,190
Adjusted net income after the planned reserves provided		1,189,520		1,459,181
Adjusted Earnings per share after the planned reserves provided	￦	1,455	￦	1,811

32.	DIVIDENDS

(1)	Details of dividends and propensity to dividend are as follows (Unit: Korean Won in millions, except for per share amounts):

	December 31, 2012				December 31, 2011
	Common stock		Preferred Stock (*1)		Common stock		Preferred Stock (*1)
Shares outstanding (million)		696		70		696		70
Par value per share(won)	￦	5,000	￦	5,000	￦	5,000	￦	5,000
Capital stock	￦	3,479,783	￦	350,000	￦	3,479,783	￦	350,000
Number of shares issued (million)		696		70		696		70
Dividend per share(won)	￦	169	￦	800	￦	608	￦	800
Total dividend	￦	117,306	￦	56,000	￦	423,053	￦	56,000
Dividend rate		3.4%		16%		12.2%		16%
Net income	￦	1,448,575	￦	1,448,575	￦	2,069,371	￦	2,069,371
Payout ratio(*2)		8.1%		3.9%		20.4%		2.7%

(*1)	Preferred stock is non-cumulative and non-participating and its dividend rate is 8% on issuance price per share.
(*2)	Payout ratio of common stock and preferred stock after reflecting planned regulatory reserve for credit loss for the year ended December 31, 2012 are 9.9% and 4.7%, respectively. And payout ratio of common stock and preferred stock after reflecting planned regulatory reserve for credit loss for the year ended December 31, 2011 are 29.0% and 3.8%, respectively.

33.	NET INTEREST INCOME

(1)	Details of interest income recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Financial asset at FVTPL:
Interest of securities:
Securities in local currency	￦	198,332	￦	196,756
Interest of other assets		76,601		89,824

Sub-total		274,933		286,580

AFS financial asset:
Interest of securities in local currency:
Interest of government bonds		130,800		142,463
Interest of finance debentures		149,090		124,349
Interest of debentures		89,697		42,479
Interest of beneficiary certificate		555		712
Interest of other securities		1		1
Interest of securities in foreign currencies		7,279		5,461

Sub-total		377,422		315,465

HTM financial asset:
Interest of securities in local currency:
Interest of government bonds		237,566		232,601
Interest of finance debentures		135,326		225,033
Interest of debentures		232,188		197,288
Others		—		709
Interest of securities in foreign currencies		3,466		8,305

Sub-total		608,546		663,936

Loans and receivables:
Interest on due from banks:
Interest on due from banks in local currency		54,325		29,136
Interest on due from banks in foreign currencies		45,195		18,116

Sub-total		99,520		47,252

Interest of loans:
Interest on loans in local currency		8,117,357		8,218,926
Interest on loans in foreign currencies		411,106		438,327
Interest on domestic usance bills		55,711		49,049
Interest on off-shore loans		615		497
Interest on inter-bank loans		22,119		58,084
Interest on call loans		68,718		87,756
Interest on bills bought		12,229		14,160
Interest on foreign currencies		130,811		120,677
Interest on payment for acceptances and guarantees		2,277		4,292
Interest on bonds sold under repurchase agreements		125,381		100,061
Interest on privately placed bonds		66,752		119,723
Interest on credit card receivables		988,278		1,035,362

Sub-total		10,001,354		10,246,914
Interest of other assets		74,685		99,111

Sub-total		10,175,559		10,393,277

Total	￦	11,436,460	￦	11,659,258

Interest income accrued from impaired loan is ￦86,086 million and ￦139,041 million for the year ended December 31, 2012 and 2011, respectively.

(2)	Interest expenses recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Interest of deposits:
Interest on demand deposits in local currency	￦	26,894	￦	20,116
Interest on money trust		33		33
Interest on saving deposits in local currency		4,161,808		4,121,885
Interest on mutual installment		2,762		3,590
Interest on certificate of deposits		24,275		64,966
Interest on other deposits		149,259		175,043
Interest on deposits in foreign currencies		110,891		91,210

Sub-total		4,475,922		4,476,843

Interest of borrowings:
Interest on borrowings in local currency		130,930		148,255
Interest on borrowings in foreign currencies		93,312		115,342
Interest on call money		60,532		57,627
Interest on bonds sold under repurchase agreements		24,480		19,992
Interest on bills sold		2,429		2,582

Sub-total		311,683		343,798

Interest of debentures:
Interest on debentures in local currency		705,833		791,917
Interest on debentures in foreign currencies		223,266		223,042

Sub-total		929,099		1,014,959

Others		107,802		95,447

Total	￦	5,824,506	￦	5,931,047

34.	NET FEE AND COMMISSION INCOME

Net commission income is the amount of commission expenses deducted from the amount of commission income, which details are as follows:

(1)	Details of fee and commission income occurred are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Commission received:
Commission received in local currency	￦	548,213	￦	501,697
Commission received in foreign currencies		192,072		201,230

Sub-total		740,285		702,927

Commission fees		110,491		97,386
Commission received on project financing		23,510		22,847
Commission received on credit card:
Credit card in local currency		11,975		12,800
Credit card in foreign currencies		23,428		21,113
Prepaid card		1,054		1,375
Debit card		862		777

Sub-total		37,319		36,065

CMA management charges		4,451		5,553
Commission received on securities		62,925		71,688
Other commission received		15,988		20,688
Commission received on trust business		45,664		36,775

Total	￦	1,040,633	￦	993,929

(2)	Details of fees and commissions expenses occurred are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Commission expenses:
Commission expenses in local currency	￦	64,407	￦	61,909
Commission expenses in foreign currencies		28,510		22,722

Sub-total		92,917		84,631

Commission expenses on credit card:
Credit card in local currency		390,055		337,794
Credit card in foreign currencies		2,124		2,715
Debit card		958		771

Sub-total		393,137		341,280

Commission expenses on securities		33		140
Commission expenses on other		53,966		58,065
Commission expenses on trust business		1,833		1,822

Total	￦	541,886	￦	485,938

35.	DIVIDEND INCOME

Details of dividend income recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Financial assets at FVTPL:
Dividend income in local currency	￦	6,030	￦	7,484

AFS financial assets:
Dividend in local currency		85,149		111,595
Dividend in foreign currencies		3,668		4,071

Sub-total		88,817		115,666

Total	￦	94,847	￦	123,150

36.	GAINS (LOSSES) ON FINANCIAL ASSETS AT FVTPL

(1)	Details of gains (losses) related to financial assets at FVTPL are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Gains and losses on financial assets held for trading	￦	(355,666)	￦	78,797
Gains and losses of financial assets designated at FVTPL		(73)		27,885

Total	￦	(355,739)	￦	106,682

(2)	Details of gain (loss) on financial assets held for trading are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Gain (loss) on securities:
Gain on retirement of securities in local currency	￦	16	￦	1
Loss on retirement of securities in local currency		(203)		(29)

Sub-total		(187)		(28)

Gain on transaction of securities in local currency		76,766		57,301
Loss on transaction of securities in local currency		(43,260)		(109,119)
Gain on transaction of securities in foreign currency		258		—

Sub-total		33,764		(51,818)

Gain on valuation of securities in local currency		12,544		15,598
Loss on valuation of securities in local currency		(9,152)		(18,559)

Sub-total		3,392		(2,961)

Gain (loss) on securities sub-total		36,969		(54,807)

Gain (loss) on derivatives (for trading):
Gain on transaction and valuation of derivatives:
Gain on interest rates derivatives		1,123,851		1,843,855
Loss on interest rates derivatives		(1,152,436)		(1,841,678)

Sub-total		(28,585)		2,177

Gain on currencies derivatives		4,172,714		3,557,210
Loss on currencies derivatives		(4,523,494)		(3,471,419)

Sub-total		(350,780)		85,791

Gain on equity derivatives		95,069		176,187
Loss on equity derivatives		(108,144)		(139,137)

Sub-total		(13,075)		37,050

Gain on other derivatives		46,858		83,429
Loss on other derivatives		(47,669)		(81,591)

Sub-total		(811)		1,838

Gain (loss) on derivatives sub-total		(393,251)		126,856

Gain (loss) on other financial instruments:
Gain on transaction of other financial instruments		1,193		8,464
Loss on transaction of other financial instruments		(619)		(2,130)

Sub-total		574		6,334

Gain on valuation of other financial instruments		1,304		416
Loss on valuation of other financial instruments		(1,262)		(2)

Sub-total		42		414

Gain on other financial instruments sub-total		616		6,748

Total	￦	(355,666)	￦	78,797

(3)	Details of gain (loss) on financial instrument at FVTPL are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Gain (loss) on other financial instruments:
Gain on disposition of other financial instruments	￦	—	￦	18,861
Gain (loss) on valuation of other financial instruments		(73)		9,024

Total	￦	(73)	￦	27,885

37.	GAINS (LOSSES) ON AFS FINANCIAL ASSETS

Details of gains (losses) on AFS financial assets recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Gain on transaction of securities:
Gain on redemption of securities in local currency	￦	76	￦	72
Gain on transaction of securities in local currency		649,799		1,194,274
Gain on transaction of securities in foreign currencies		513		5,715

Sub-total		650,388		1,200,061

Impairment loss:
Securities in local currency		(92,017)		(163,529)
Securities in foreign currencies		(6,046)		(19,786)

Sub-total		(98,063)		(183,315)

Total	￦	552,325	￦	1,016,746

38.	GAIN (LOSS) ON HTM FINANCIAL ASSETS

There is no gain or loss on HTM financial assets for the years ended December 31, 2012 and 2011, respectively. In addition, details of interest income of HTM financial assets are stated in note 33.

39.	IMPAIRMENT LOSSES FOR LOANS, OTHER RECEIVABLES, GUARANTEES AND UNUSED COMMITMENTS

Impairment losses for loans, other receivables, guarantees and unused commitments are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Loans:
Bad debt expenses	￦	(1,841,402)	￦	(1,787,955)
Reversal of provision for loan losses and receivables		42,309		77,302

Sub-total		(1,799,093)		(1,710,653)

Guarantees:
Provision for guarantee		(51,870)		(147,120)
Reversal of provision for guarantee		77,087		5,251

Total		25,217		(141,869)

Commitments:
Provision for unused commitment		(26,369)		(2,391)
Reversal of provision for unused commitment		2,543		38,310

Total		(23,826)		35,919
Sub-total		1,391		(105,950)

Total	￦	(1,797,702)	￦	(1,816,603)

40.	GENERAL AND ADMINISTRATIVE EXPENSES AND NET OTHER OPERATING INCOME (EXPENSES)

(1)	Details of general and administrative expenses are as follows (Unit: Korean Won in millions):

		For the year ended December 31, 2012		For the year ended December 31, 2011
Salaries	Short-term salaries	￦	1,037,944	￦	1,044,031
	Severance benefits-defined benefit		152,920		100,582
	Severance benefits-defined contribution		2,196		2,439
	Termination		54,896		42,907

	Sub-total		1,247,956		1,189,959

Depreciation			131,970		123,307

Other general and administrative expenses	Employee benefits		297,694		259,620
	Reimburse		68,731		61,198
	Travel		7,182		6,815
	Operating promotion expenses		47,971		42,245
	Rent		204,609		187,020
	Maintenance		13,034		12,004
	Advertising expenses		57,541		69,632
	Taxes and dues		107,119		109,188
	Insurance		3,126		3,108
	Computer related expenses		260,526		245,111
	Service fees		192,908		163,277
	Communications		39,500		32,905
	Printings		10,711		10,901
	Water, light and heating		14,536		13,192
	Supplies		6,668		6,025
	Vehicle maintenance		10,878		9,479
	Other expenses		523		134
	Others		4,457		4,240

	Sub-total		1,347,714		1,236,094

	Total	￦	2,727,640	￦	2,549,360

(2)	Details of net other operating income (expenses) recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Other operating incomes	￦	2,696,966	￦	8,368,158
Other operation expenses		(2,874,801)		(8,891,787)

Net other operating expenses	￦	(177,835)	￦	(523,629)

(3)	Details of other operating income recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Gain on transaction of foreign exchange	￦	2,394,423	￦	8,104,932
Gain on derivatives (for hedging)		39,232		193,374
Gain on fair value hedging derivatives		43,879		4,921
Gain on disposal of loans		121,424		51,910
Gain on trusts		1,096		1,403
Others(*)		96,912		11,618

Total	￦	2,696,966	￦	8,368,158

(*)	Income related to ￦91,308 million which the Group is to receive from other creditor financial institutions is included in accordance with the creditor financial institutions committee agreement (Notes 10 and 25).

(4)	Details of other operating expenses recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Loss on transaction of foreign exchange	￦	1,996,863	￦	7,955,322
Loss on derivatives (for hedging)		49,956		10,513
Loss on fair value hedging derivatives		43,817		200,455
Deposit insurance premium		220,941		207,991
Contribution to miscellaneous funds		307,981		298,685
Export bond insurance fees		136		95
Loss on disposal of loans		127,656		196,187
Other expenses(*)		127,451		22,539

Total	￦	2,874,801	￦	8,891,787

(*)	Expenses related to ￦94,205 million which the Group is to carry out a payment to other creditor financial institutions is included in accordance with the creditor financial institutions committee agreement (Notes 10 and 25).

41.	NON-OPERATING INCOMES(EXPENSES)

(1)	Details of gain(loss) on valuation of investments in associates recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Gain on valuation of investments in associates	￦	38,815	￦	4,355
Loss on valuation of investments in associates		(11,389)		(28,268)

Total	￦	27,426	￦	(23,913)

(2)	Details of other non-operating incomes(expenses) recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Other non-operating incomes	￦	147,080	￦	177,647
Other non-operating expenses		(98,178)		(87,751)

Total	￦	48,902	￦	89,896

(3)	Details of other non-operating incomes recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Gain on disposal of investment in associates	￦	25,102	￦	26,231
Rental fee income		16,019		19,168
Gain on transaction of other assets		1,549		65,166
Reversal of impairment of other assets		2,175		321
Gain on restoration		224		105
Others		102,011		66,656

Total	￦	147,080	￦	177,647

(4)	Details of other non-operating expenses recognized are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Loss on disposal of investments in subsidiaries and associates	￦	167	￦	—
Loss on disposition of other assets		346		2,675
Loss on valuation of other assets		1,776		4,614
Donation		63,163		38,041
Loss on restoration		528		301
Depreciation of investment properties		3,437		3,433
Interest expenses of rent leasehold deposit		2,551		2,615
Expenses on collecting of charge-offs special bonds		9,906		8,612
Others		16,304		27,460

Total	￦	98,178	￦	87,751

42.	INCOME TAX EXPENSE

(1)	Details of income tax expense are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Current income tax payable	￦	411,197	￦	489,483
Adjustment recognized in the period for current tax of prior periods		(23,811)		(4,796)
Changes in deferred income taxes due to temporary differences		(191,897)		18,055
Changes in deferred income taxes directly in equity		131,221		87,058

Income tax expense	￦	326,710	￦	589,800

(2)	Income tax expense can be reconciled to net income as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Net income before income tax	￦	1,775,285	￦	2,659,171
Tax calculated at statutory tax rate(*)		429,157		643,493
Adjustments:
Effect on non-taxable income		(59,811)		(46,060)
Effect on non-deductible expense		28,301		53,980
Deferred tax effect from changes in tax rate		—		(11,618)
Consolidated tax return		(40,631)		(45,199)
Adjustment recognized in the period for current tax of prior periods		(23,811)		(4,796)
Others		(6,495)

Income tax expense	￦	326,710	￦	589,800

Effective tax rate		18.4%		22.2%

(*)	2012 Tax rates : The corporate tax rate is 11 percent up to ￦200 million, 22 percent over ￦200 million to ￦20 billion and 24.2 percent over ￦20 billion.

2011 Tax rates : The corporate tax rate is 11 percent up to ￦200 million and 24.2 percent over ￦200 million.

(3)	Changes in cumulative temporary differences for the years ended December 31, 2012 and 2011 are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012
	Beginning balance		Recognized as income(loss)		Recognized as other comprehensive income(loss)		Ending balance
Temporary differences to be charged to income tax expense:
Loss (gain) on valuation of securities	￦	213,203	￦	2,660	￦	—	￦	215,863
Loss (gain) on valuation of investments in associates		26,341		8,528		(386)		34,483
Gain (loss) on valuation of derivatives		(155,231)		80,746		—		(74,485)
Accrued income		(64,657)		(2,726)		—		(67,383)
Depreciation of premises and equipment		(4,337)		3,364		—		(973)
Allowance for loan loss		(14,490)		900		—		(13,590)
Write-off of loans		9,092		(653)		—		8,439
Deferred loan origination fees and costs		(37,645)		(18,242)		—		(55,887)
Accrued expenses		39,998		(463)		—		39,535
Retirement benefit obligation		42,634		34,068		—		76,702
Plan assets		(42,634)		(21,567)		—		(64,201)
Provisions for guarantees		60,156		15,226		—		75,382
Other provision		32,714		5,255		—		37,969
Loss (gain) on valuation of debentures		75,702		(4,943)		—		70,759
Provision for advanced depreciation		(20,878)		—		—		(20,878)
Gain (loss) on valuation of AFS securities		(173,688)		—		104,213		(69,475)
Gain (loss) on overseas business translation		(1,125)		—		25,411		24,286
Other capital surplus		(511)		—		511		—
Others		(101,841)		(41,478)		1,473		(141,846)

Net deferred tax assets (liabilities)	￦	(117,197)	￦	60,675	￦	131,222	￦	74,700

	For the year ended December 31, 2011
	Beginning balance		Recognized as income(loss)		Recognized as other comprehensive income(loss)		Ending balance
Temporary differences to be charged to income tax expense:
Loss (gain) on valuation of securities	￦	144,629	￦	68,574	￦	—	￦	213,203
Loss (gain) on valuation of investments in associates		28,620		(6,654)		4,375		26,341
Gain (loss) on valuation of derivatives		(112,834)		(42,397)		—		(155,231)
Accrued income		(50,088)		(14,569)		—		(64,657)
Depreciation of premises and equipment		(7,278)		2,941		—		(4,337)
Allowance for loan loss		83,328		(97,818)		—		(14,490)
Write-off of loans		56,816		(47,724)		—		9,092
Deferred loan origination fees and costs		(27,623)		(10,022)		—		(37,645)
Accrued expenses		24,016		15,982		—		39,998
Retirement benefit obligation		22,078		20,556		—		42,634
Plan assets		(22,995)		(19,639)		—		(42,634)
Provisions for guarantees		49,058		11,098		—		60,156
Other provision		47,293		(14,579)		—		32,714
Loss (gain) on valuation of debentures		35,139		40,563		—		75,702
Deposits due to customers		1,375		(1,375)		—		—
Provision for advanced depreciation		(18,980)		(1,898)		—		(20,878)
Gain (loss) on valuation of AFS securities		(257,649)		—		83,961		(173,688)
Gain (loss) on overseas business translation		153		—		(1,278)		(1,125)
Other capital surplus		—		(511)		—		(511)
Others		(94,200)		(7,641)		—		(101,841)

Net deferred tax assets (liabilities)	￦	(99,142)	￦	(105,113)	￦	87,058	￦	(117,197)

(4)	Unrealizable temporary differences are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Temporary differences on investments in subsidiaries	￦	—	￦	5,168
Temporary differences on hybrid equity securities		(1,889,873)		(1,889,873)
Others		6,365		—

Total	￦	(1,883,508)	￦	(1,884,705)

(5)	Details of deferred tax relating to items that are recognized directly in equity are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Gain (loss) on valuation of AFS securities	￦	(69,475)	￦	(173,688)
Gain (loss) on valuation of investments in associates		90		(1,508)
Gain (loss) on overseas business translation		24,286		(1,125)

Total	￦	(45,099)	￦	(176,321)

(6)	Current tax assets and liabilities are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Current tax assets	￦	1,882	￦	2,393
Current tax liabilities		136,517		206,367

(7)	Deferred tax assets and liabilities are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Deferred tax assets	￦	82,397	￦	9,249
Deferred tax liabilities		(7,697)		(126,446)

Net deferred tax liabilities	￦	74,700	￦	(117,197)

43.	EARNINGS PER SHARE (“EPS”)

(1)	Basic EPS is calculated by dividing net income by weighted average number of common shares outstanding (Unit: Korean Won in millions, except for per share amount)

	For the year ended December 31, 2012		For the year ended December 31, 2011
Net income attributable to common shares:
Net income attributable to the controlling equity	￦	1,447,904	￦	2,068,544
Dividend on preferred stock		(56,000)		(56,000)
Dividend on hybrid equity securities		(121,022)		(142,548)

	￦	1,270,882	￦	1,869,996

Weighted average number of common shares outstanding		696 million shares		696 million shares

Basic EPS	￦	1,826	￦	2,687

(2)	Diluted EPS is calculated by reflecting the dilution effect to net income (Unit: Korean Won in millions, except for per share amounts)

	For the year ended December 31, 2012		For the year ended December 31, 2011

Diluted net income:
Net income attributable on common shares	￦	1,270,882	￦	1,869,996
Dilution effect of convertible preferred stock		56,000		56,000

	￦	1,326,882	￦	1,925,996

Weighted average number of share for diluted earnings per share:
Weighted average number of common shares outstanding		696 million shares		696 million shares
Convertible preferred stock		70 million shares		70 million shares

		766 million shares		766 million shares

Diluted EPS	￦	1,732	￦	2,514

Diluted EPS is calculated by adjusting the assumption that all dilutive potential common shares are converted to common shares, for weighted average number of shares calculation. The dilutive potential common shares are convertible preferred stock assumed to be converted to common shares and included in the number of common shares to calculate diluted EPS and the relate dividend is added to net income on common shares.

44.	CONTINGENT LIABILITIES AND COMMITMENTS

(1)	Details of guarantee which the Group has provided for others are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Confirmed guarantee:
Guarantee for debenture issuances	￦	—	￦	135
Guarantee for loans		89,725		220,966
Acceptances		572,353		807,772
Guarantee in acceptances of imported goods		110,171		128,152
Other confirmed guarantees		8,412,324		9,845,755

Sub-total		9,184,573		11,002,780

Unconfirmed guarantee:
Local letter of credit		773,385		934,060
Import letter of credit		5,428,310		4,490,294
Other unconfirmed guarantee		2,368,781		3,133,110

Sub-total		8,570,476		8,557,464

Commercial paper purchase commitment and others		1,956,447		2,956,081

Total	￦	19,711,496	￦	22,516,325

(2)	Details of loan commitments and other commitments which the Group provided for others are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Loan commitments in local currency	￦	64,368,276	￦	63,666,555
Loan commitments in foreign currency		21,857,955		21,042,424
Securities purchase contract		1,394,165		1,498,686
Non-recourse endorsement notes		4,812,500		7,197,250

Total	￦	92,432,896	￦	93,404,915

(3)	Details of guarantees and the related provisions for guarantees are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Confirmed guarantees	￦	9,184,573	￦	11,002,780
Unconfirmed guarantees		8,570,476		8,557,464
Commercial paper purchase commitments and others		1,956,447		2,956,081

Total		19,711,496		22,516,325

Provisions for guarantees	￦	405,729	￦	437,557
Ratio of provisions to total guarantees		2.06%		1.94%

(4)	Litigation case

The Group has filed lawsuits as follows (Unit: Korean Won in millions):

	December 31, 2012
	As plaintiff		As defendant
Number of cases		889 case		335 case
Amount of litigation	￦	1,456,296	￦	538,672
Provisions for litigations				10,203

	December 31, 2011
	As plaintiff		As defendant
Number of cases		779 case		179 case
Amount of litigation	￦	1,020,035	￦	333,177
Provisions for litigations				12,679

The litigations from the electronic reminder (payment orders for unpaid credit card receivables to individuals) are not included on the number of cases as of September 30, 2012 and December 31, 2011, respectively, and there are no significant effects on the financial statements as of December 31, 2012 and December 31, 2011.

The domestic banks refused to refund the cost to put up collateral security to the customers which were determined and mediated by Korean Consumer Agency. In this regard, the Group has been filed 115 lawsuits as of December 31, 2012 and more lawsuits are expected to file in the future. The expected outflow of resources of the Group is not likely to be high, hence the Group has not set up the provision for litigation.

45.	RELATED PARTY TRANSACTIONS

Related parties of the Group, assets and liabilities recognized and major transactions with related parties during the current and prior period are as follows:

(1)	The related parties of the Group as of December 31, 2012 and December 31, 2011 are as follows:

Related parties
Ultimate controlling party (Government related entity)	KDIC

Parent	WFH

Associates	Kumho Tires Co., Ltd., Woori Blackstone Korea Opportunity Private Equity Fund 1, Woori Private Equity Fund, Woori Service Networks Co., Ltd., United PF 1st Corporate financial stability, Korea Credit Bureau Co., Ltd., Korea Finance Security Co., Ltd., LIG E&C Co., Ltd., Hyunjin Co., Ltd., Chin Hung International Inc., Pi City Co., Ltd., Orient Shipyard Co., Ltd., CNK Co., Ltd., Poonglim Industrial Co., Ltd., Phoenix Digital Tech Co., Ltd.

Other	Woori Financial Co., Ltd., Woori Asset Management Co., Ltd., Woori FIS Co., Ltd., WFG Savings Bank, Woori Private Equity, Woori Aviva Life Insurance Co., Ltd., Kyongnam Bank, Kyongnam Bank Principal and Interest Trust, Kwangju Bank, Kwangju Bank Principal and Interest Trust, Woori F&I Co., Ltd., Woori Asset Management, Kumho Investment Bank, Woori EL Co., Ltd., Woori Investment & Securities Co., Ltd., Woori Futures, Woori Renaissance Holdings Co., Ltd., UP Chemical Co., Ltd., Seoul Lakeside CC Inc, Hybrid 1st Specialty Inc. and 64 SPEs, Woori Heritage Long-short PEF 1st and 34 beneficiary certificates.

(2)	Assets and liabilities from transactions with related parties are as follows (Unit: Korean Won in millions):

Related party		Accounts	December 31, 2012		December 31, 2011
Ultimate controlling party (Government related entity)	KDIC	Loans	￦	—	￦	1,000,000
		Provision for credit loss		—		(337)
		Other assets		610,872		762,109
		Deposits		344,653		136,916
		Other liabilities		2,182		120

Parent	WFH	Loans		241		483
		Other assets		20,829		2
		Deposits		206,137		38,745
		Other liabilities		167,849		238,161

Associates	Kumho Tires Co., Ltd.	Loans		399,282		422,840
		Provision for credit loss		(33,510)		(51,468)
		Other assets		49,397		26,925
		Deposits		58,298		36,131
		Other liabilities		61		57

	Korea Credit Bureau Co., Ltd.	Loans		2		3
		Deposits		2,003		3,000
		Other liabilities		22		53

	Woori Private Equity Fund	Other assets		9		—
		Deposits		1,678		12,377
		Other liabilities		3		—

	Korea Finance Security Co., Ltd.	Loans		60		45
		Provision for credit loss		—		(1)
		Deposits		4,225		2,638
		Other liabilities		20		23

	Woori Service Networks Co., Ltd.	Loans		19		20
		Provision for credit loss		(1)		(1)
		Deposits		1,645		1,457
		Other liabilities		207		201

	United PF 1st corporate financial stability	Deposits		9,003		2
		Other liabilities		72		—

	LIG E&C Co., Ltd.	Loans		742		742
		Provision for credit loss		(68)		(70)
		Deposits		1,227		2,408
		Other liabilities		25		47

	Hyunjin Co., Ltd.	Other assets		—		313
		Provision for credit loss		—		(313)
		Deposits		6,182		17,477
		Other liabilities		49		233

	Chin Hung International Inc.	Loans		37,788		—
		Provision for credit loss		(30,315)		—
		Deposits		988		—
		Other liabilities		4		—

	Pi City Co., Ltd.	Loans		60,000		—
		Provision for credit loss		(69)		—
		Deposits		199		—

Related party		Accounts	December 31, 2012		December 31, 2011
Associates	Orient Shipyard Co., Ltd.	Other assets	￦	23,346	￦	—
		Provision for credit loss		(1,332)		—
		Deposits		572		—

	CNK Co., Ltd.	Loans		4,422		—
		Provision for credit loss		(868)		—
		Other assets		8		—
		Deposits		98		—
		Other liabilities		7		—

	Poonglim Industrial Co., Ltd.	Loans		43,394		—
		Provision for credit loss		(416)		—
		Deposits		4,558		—
		Other liabilities		70		—

	Phoenix Digital Tech Co., Ltd.	Loans		1,502		—
		Provision for credit loss		(296)		—
		Deposits		8		—

Others	Woori Investment & Securities Co., Ltd. and subsidiaries	Loans		1,523		1,822
		Provision for credit loss		(472)		(342)
		Other assets		5,976		7,660
		Deposits		1,404,084		788,137
		Borrowings		7,555		13,454
		Other liabilities		131,166		142,880

	Kyongnam Bank and subsidiaries	Other assets		105,707		42,659
		Deposits		6,286		5,739
		Borrowings		167		1,409
		Other liabilities		171,415		36,741

	Kwangju Bank	Loans		229		229
		Other assets		11,971		27,904
		Deposits		8,801		8,605
		Borrowings		26,021		28,418
		Other liabilities		4,155		11,770

	Woori F&I Co., Ltd. and subsidiaries	Loans		73		69
		Provision for credit loss		(1)		(1)
		Other assets		5		96
		Deposits		50,444		89,301
		Other liabilities		340		403

	Woori Private Equity and subsidiaries	Loans		20,050		20,054
		Provision for credit loss		(1,443)		(164)
		Other assets		16,527		10,457
		Deposits		19,187		19,301
		Borrowings		1,000		1,000
		Other liabilities		10,748		15,577

	Other subsidiaries of WFH	Loans		50,682		50,510
		Provision for credit loss		(286)		(230)
		Other assets		509		84
		Deposits		33,292		30,202
		Other liabilities		49,704		18,793

	Associates of Woori F&I Co., Ltd.	Deposits		23,459		27,508
		Other liabilities		16		14

Related party		Accounts	December 31, 2012		December 31, 2011
Others	Associates of Woori Private Equity	Loans	￦	11,696	￦	15,777
		Provision for credit loss		(149)		(3,716)
		Deposits		14,505		6,707
		Other liabilities		187		22

	Associates of Woori Investment & Securities Co., Ltd.	Loans		—		11,300
		Provision for credit loss		—		(17)
		Deposits		—		9,292
		Other liabilities		—		14

	Woori Aviva Life Insurance Co., Ltd.	Loans		399		371
		Provision for credit loss		(5)		(3)
		Deposits		132		2,642
		Other liabilities		280		690

(3)	Gain or loss from transactions with related parties are as follows (Unit: Korean Won in millions):

Related party		Accounts	For the year ended December 31, 2012		For the year ended December 31, 2011
Ultimate controlling party (Government related entity)	KDIC	Interest income	￦	30,544	￦	63,186
		Interest expense		4,301		7,218
		Bad debt expenses (Reversal of provision for credit loss)		(281)		457

Parent	WFH	Other income		2,273		2,066
		Interest expense		10,983		7,184
		Fees expense		48,987		52,751
		Other expense		183		100

Associates	Kumho Tires Co., Ltd.	Interest income		1,011		1,036
		Fees income		7		1
		Other income		22,661		7,215
		Interest expense		114		58
		Fees expense		—		4
		Bad debt expenses (Reversal of provision for credit loss)		(17,957)		3,180

	Korea Finance Security Co., Ltd.	Interest expense		110		60
		Reversal of provision for credit loss		(1)		(9)

	Korea Credit Bureau Co., Ltd.	Interest expense		70		65

	Woori Service Networks Co., Ltd.	Other income		15		14
		Interest expense		60		31
		Reversal of provision for credit loss		—		(3)

	Woori Private Equity Fund and subsidiaries	Fees income		21		—
		Interest expense		49		14

	United PF 1st corporate financial stability	Interest expense		73		—

	LIG E&C Co., Ltd.	Interest income		—		55
		Fees income		—		2
		Interest expense		69		111

Related party		Accounts	For the year ended December 31, 2012		For the year ended December 31, 2011
Associates		Fees expense	￦	—	￦	6
		Reversal of provision for credit loss		(2)		(360)

	Hyunjin Co., Ltd.	Interest income		—		374
		Fees income		—		4
		Other income		—		4
		Interest expense		246		689
		Reversal of provision for credit loss		(313)		(388)

	Chin Hung International Inc.	Fees income		1		—
		Interest expense		44		—
		Bad debt expenses		30,315		—

	Pi City Co., Ltd.	Interest expense		9		—
		Bad debt expenses		69		—

	Orient Shipyard Co., Ltd.	Bad debt expenses		1,332		—

	CNK Co., Ltd.	Interest expense		5		—
		Bad debt expenses		868		—

	Poonglim Industrial Co., Ltd.	Interest expense		137		—
		Bad debt expenses		416		—

	Phoenix Digital Tech Co., Ltd.	Reversal of provision for credit loss		(3,307)		—

Others	Other subsidiaries of WFH	Interest income		2,413		648
		Fees income		3,657		1,815
		Other income		7,600		8,628
		Interest expenses		849		822
		Fees expenses		75		134
		Bad debt expenses		57		227
		Other expenses		224,999		214,536

	Kyongnam Bank and subsidiaries	Fees income		172		—
		Other income		22,341		24,203
		Interest expenses		13		63
		Other expenses		23,081		18,352

	Woori Investment & Securities Co., Ltd. and subsidiaries	Fees income		306		17
		Other income		4,948		12,411
		Interest expenses		30,797		1,386
		Fees expenses		—		414
		Bad debt expenses		131		336
		Other expenses		13,306		4,895

	Woori Private Equity and subsidiaries	Interest income		110		1,299
		Fees income		1		—
		Other income		1,873		1,918
		Interest expenses		626		707
		Fees expenses		—		11
		Bad debt expenses		1,279		72
		Other expenses		4,799		1,512

Related party	Accounts	For the year ended December 31, 2012		For the year ended December 31, 2011
Kwangju Bank	Interest income	￦	7	￦	3
	Fees income		47		—
	Other income		207		1,972
	Interest expenses		1,030		967
	Other expenses		282		1,027

Woori F&I Co., Ltd. and subsidiaries	Fees income		54		53
	Other income		—		193
	Interest expenses		1,146		996
	Bad debt expenses (Reversal of provision for credit loss)		(1)		1
	Other expenses		31		315

Associates of Woori F&I Co., Ltd.	Interest expenses		377		332

Associates of Woori Private Equity	Interest expenses		286		142
	Bad debt expenses		36		3,716

Associates of Woori Investment & Securities Co., Ltd.	Bad debt expenses (Reversal of provision for credit loss)		(10)		17
	Interest expenses		—		126

Woori Aviva Life Insurance Co., Ltd.	Fees income		15,590		14,893
	Other income		148		135
	Interest expenses		—		13
	Fees expenses		—		25
	Bad debt expenses		2		3

(4)	Guarantees provided to the related parties are as follows (Unit: Korean Won in millions):

	Warranty	December 31, 2012		December 31, 2011
KDIC	Loan commitment	￦	2,000,000	￦	1,000,000
Kumho Tires Co., Ltd.	Import credit in foreign currencies		13,922		18,091
	Loan commitment		74,668		42,443
Hyunjin Co., Ltd.	Confirmed guarantees in local currency		—		287
Chin Hung International Inc.	Import credit in foreign currencies		85		192
	Loan commitment		40,825		40,801
Orient Shipyard Co., Ltd.	Confirmed guarantees in foreign currency		25,959		—
	Guarantee of loan payment		79,412		—
Phoenix Digital Tech Co., Ltd.	Loan commitment		4,994		6,277
Woori Investment & Securities Co., Ltd.	Loan commitment		289,279		283,950
TY Second Asset Securitization Specialty(*)	Confirmed guarantees in local currency (Guarantee for debenture issuances)		—		65
	Loan commitment in local currency		—		119,000
Sempio Food Co., Ltd.(*)	Import credit in foreign currencies		—		575

(*)	TY Second Asset Securitization Specialty and Sempio Food Co., Ltd. are excluded from Group’s related party as of December 31, 2012 because these companies are excluded from related party of Woori Investment & Securities Co., Ltd.

For the guarantee provided to the above related parties, the Group recognized provisions for guarantees amounting to ￦14,165 million and ￦514 million, respectively, as of December 31, 2012 and December 31, 2011.

(5)	Details of compensation to key management are as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012		For the year ended December 31, 2011
Salaries	￦	2,370	￦	1,330
Severance and retirement benefits		97		160

The key management represents non-executive directors and executive director. As of December 31, 2012 and 2011, loans from transactions with key management are ￦519 million and ￦700 million, respectively. And payables to the key management are ￦1,639 million as of December 31, 2012.

46.	CREDIT CARD DIVISION SPIN-OFF PLAN

(1)	As of September 16, 2011, the board of directors of WFH and the Group decide to split off the Group’s credit card division and establish a new credit card company to be a subsidiary of WFH. Woori Bank had acquired authorization about the split off and the operation of credit card business from Financial Services Commission on February 22, 2013. Details of such spin off are summarized as follows:

Transaction structure	equity split off
Spin-off company	WooriBank (the surviving company)
Woori Card (the new company)
Spin-off schedule	Date of the general meeting of shareholders for approval of the spin-off	January 25, 2013,
	Date of spin-off	March 31, 2013
	The date of registration for spin-off	April 1, 2013

(2)	Details of assets and liabilities transferred from the Group to Woori Card are as follows (Unit: Korean Won in millions):

	December 31, 2012
ASSETS:
Cash and cash equivalents	￦	59,178
AFS financial assets		58,283
Loans and receivables		4,211,719
Premises and equipment		4,338
Intangible assets		6,257
Deferred tax assets		46,671
Other assets		33

Total assets	￦	4,386,479

LIABILITIES:
Debentures	￦	2,699,022
Provisions		74,621
Other financial liabilities		493,715
Other liabilities		69,121

Total liabilities	￦	3,336,479

Gain (loss) on valuation of
Available-for-sale financial assets	￦	15,645

(3)	For the year ended December 31, 2012, the summarized financial information of credit card operating segment is as follows (Unit: Korean Won in millions):

	For the year ended December 31, 2012
OPERATING INCOME:
Net operating income:
(1) Net interest income	￦	839,606
(2) Net fees and commissions income		(338,112)
(3) Other income		6,269

		507,763
Impairment losses for loans and others		129,574
General and administrative expense		193,027

		185,162
NET NON-OPERATING LOSS		(931)

NET INCOME BEFORE INCOME TAX EXPENSE		184,231
INCOME TAX EXPENSE		44,584

NET INCOME	￦	139,647

47.	TRUST ACCOUNTS

The financial information of the trust accounts have been prepared in accordance with K-IFRS 5004 ‘Trust agent’s trust account’ and enforce regulations for the financial investment industry, which are based on capital market and financial investment business.

(1)	Trust accounts of the Group are as follows (Unit: Korean Won in millions):

	December 31, 2012				December 31, 2011
	Total assets		Operating revenue		Total assets		Operating revenue
Trust	￦	25,906,917	￦	679,009	￦	22,251,017	￦	520,767

(2)	Significant transactions between the Group and trust accounts are as follows (Unit: Korean Won in millions):

	December 31, 2012		December 31, 2011
Revenue:
Trust fees	￦	40,217	￦	32,445
Intermediate termination fees		12		23

Sub-total		40,229		32,468

Expense:
Interest expenses on borrowings from trust accounts		80,185		63,641

Receivables
Trust fees receivables		15,655		15,375
Payables
Borrowings from trust accounts		2,984,379		2,051,972
Accrued interest expenses on borrowings from trust accounts		8,575		6,574

Sub-total	￦	2,992,954	￦	2,058,546

Principal protected trusts and both principal and interest protected trusts are as follows

1)	The carrying value of The carrying value of principal protected trusts and both principal and interest protected trusts are as follows were as follows (Unit: Korean Won in millions):

	Monetary trusts	December 31, 2012		December 31, 2011
Trust accounts guaranteeing the repayment of principal	Old-age Pension Trusts	￦	7,052	￦	8,811
	Personal Pension Trusts		564,723		594,555
	Pension Trusts		507,573		456,159
	Retirement Trusts		90,963		254,824
	New Personal Pension Trusts		10,093		10,946
	New Old-age Pension Trusts		6,184		8,507

	Sub-total		1,186,588		1,333,802

Trust accounts guaranteeing a fixed rate of return on, and the repayment of principal	Development Trusts		24		25
	Unspecified Money Trusts		874		867

	Sub-total		898		892

	Total	￦	1,187,486	￦	1,334,694

2)	As of December 31, 2012 and December 31, 2011, the amounts that the Group has to pay as a result of the operating results of the principal protected trusts and the principal and interest protected trusts are as follows (Unit: Korean Won in millions):

Monetary trusts	December 31, 2012		December 31, 2011
Liabilities for the account (subsidy for trust account adjustment)	￦	4	￦	4